As filed with the Securities and Exchange Commission on July 25, 2006

Securities Act File No. 33-11882

Investment Company Act File No. 811-5011

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 182	☒
(Check appropriate box or boxes)

CMA® MULTI-STATE MUNICIPAL SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536

United States of America

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (609) 282-2800

Robert C. Doll, Jr.

CMA Multi-State Municipal Series Trust

P.O. Box 9011

Princeton, NJ 08543-9011

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

United States of America

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Denis R. Molleur Fund Asset Management, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011 United States of America	Jeffrey S. Alexander, Esq. Merrill Lynch, Pierce, Fenner & Smith Incorporated 222 Broadway New York, New York 10038

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (Date) pursuant to paragraph (b)

☐	on (Date) pursuant to paragraph (a)(1)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Common Stock, par value $.10 per share.

Prospectus

July 25, 2006

CMA® Tax-Exempt Fund

CMA® Multi-State Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Florida Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Key Facts

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

Tax-Exempt Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (and does not subject investors to Federal alternative minimum tax).

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

CMA TAX-EXEMPT FUND AT A GLANCE

What are the Tax-Exempt Fund’s investment objectives?

The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Tax-Exempt Fund’s main investment strategies?

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of high quality, short term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short-term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term securities have maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 397 days or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax). The Fund may invest up to 20% of its assets in short term municipal securities. Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Tax-Exempt Fund invests all of its assets in securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Tax-Exempt Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities that have one of the two highest ratings. Certain securities in which the Fund invests are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in a single state.

Fund management determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund

CMA® TAX-EXEMPT FUND	3

management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur among securities of a similar kind.

The Tax-Exempt Fund is a “feeder” fund that invests all its assets in a “master” fund, Master Tax-Exempt Trust (the “Tax-Exempt Trust”), that has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Tax-Exempt Trust level. This structure is sometimes called a “master/feeder” structure. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust in which it invests. For simplicity, this Prospectus uses the term “Fund” to include the Tax-Exempt Trust.

What are the main risks of investing in the Tax-Exempt Fund?

The Tax-Exempt Fund cannot guarantee that it will achieve its objectives.

An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Tax-Exempt Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Tax-Exempt Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that Tax-Exempt Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by the Tax-Exempt Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Tax-Exempt Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Tax-Exempt Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

4	CMA® TAX-EXEMPT FUND

Who should invest?

Shares of the Tax-Exempt Fund are offered to subscribers in the Cash Management Account (“CMA”) financial service (“CMA service”), which includes a CMA account and an optional Beyond BankingSM (“Beyond Banking”) account, investors in certain other Merrill Lynch central asset account programs and investors maintaining accounts directly with the Fund’s transfer agent.

The Tax-Exempt Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

•	Are looking for liquidity as well as current income that is exempt from Federal income tax

CMA® TAX-EXEMPT FUND	5

RISK/RETURN BAR CHART FOR THE TAX-EXEMPT FUND

The bar chart and table below provide an indication of the risks of investing in the Tax-Exempt Fund. The bar chart shows changes in the Fund’s performance for each of the past ten calendar years. Information for the periods before February 2003 was prior to the Tax-Exempt Fund’s change to a “master/feeder” structure. The table shows the Fund’s average annual total returns for the periods shown. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

CMA Tax-Exempt Fund

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.11% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.38%.

Average Annual Total Return (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA Tax-Exempt Fund	1.93%	1.29%	2.19%

6	CMA® TAX-EXEMPT FUND

UNDERSTANDING EXPENSES

Tax-Exempt Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that Tax-Exempt Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Tax-Exempt Fund and the Tax-Exempt Trust.

Management Fee — a fee paid to the Manager for managing the Tax-Exempt Trust.

Distribution Fees — fees used to support the Tax-Exempt Fund’s marketing and distribution efforts, such as compensating financial advisers, and others for distribution and shareholder servicing.

Administration Fee — a fee paid to the Administrator for providing administrative services to the Tax-Exempt Fund.

FEES AND EXPENSES FOR THE TAX-EXEMPT FUND

This table shows the different fees and expenses that you may pay if you buy and hold shares of the Tax-Exempt Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):
Maximum Account Fee(a)	$125
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):(b)
Management Fees(c)	0.134%
Distribution (12b-1) Fees(d)	0.125%
Other Expenses (including transfer agency fees)(e)(f)	0.291%
Total Annual Fund Operating Expenses	0.55%
(a)	Merrill Lynch charges this annual account fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Tax-Exempt Fund and the Tax-Exempt Fund’s share of expenses of the Tax-Exempt Trust.
(c)	Paid by the Tax-Exempt Trust.
(d)	The Tax-Exempt Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under a distribution plan that the Tax-Exempt Fund has adopted under Rule 12b-1.
(e)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Tax-Exempt Fund. The Tax-Exempt Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Tax-Exempt Fund and the Tax-Exempt Trust. The Tax-Exempt Fund and the Tax-Exempt Trust will reimburse the Manager or its affiliates for such services.
(f)	Includes administration fees, which are payable to the Administrator by the Tax-Exempt Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.

CMA® TAX-EXEMPT FUND	7

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CMA Tax-Exempt Fund	$56	$176	$307	$689

This example does not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of the Tax-Exempt Fund whose accounts are maintained directly with the transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

8	CMA® TAX-EXEMPT FUND

Key Facts

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

State Municipal Securities —securities issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, that pay interest that, in the opinion of counsel to the issuer, is excludable from gross income for Federal income tax purposes and exempt from (i) any applicable state or local income or other taxes and/or (ii) intangible personal property tax in states that impose such tax.

CMA MULTI-STATE MUNICIPAL SERIES TRUST AT A GLANCE

What are each State Fund’s investment objectives?

Each State Fund’s investment objectives are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax, and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity.

What are each State Fund’s main investment strategies?

Each State Fund intends to achieve its investment objectives by investing in a portfolio of high quality, short term, municipal securities and state municipal securities. State municipal securities are issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer, and pay interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for applicable state or local income tax purposes as well as Federal income tax purposes and, where applicable, their value is exempt from taxation for intangible personal property tax purposes. They consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations and short term municipal derivative securities.

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and exempt from income tax and, where applicable, intangible personal property tax in the designated state.

Each State Fund only invests in short term state municipal securities and municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency. A State Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities having one of the two highest ratings. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind. Certain short term state municipal securities and municipal securities have maturities longer than

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	9

397 days, but give a State Fund the right to demand payment from a financial institution within that period. The State Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each State Fund’s portfolio will be 90 days or less.

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of yield differentials that regularly occur between securities of a similar kind.

What are the main risks of investing in a State Fund?

Each State Fund cannot guarantee it will achieve its objective.

An investment in a State Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A State Fund may lose money if the issuer of an instrument held by the State Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each State Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a State Fund.

Credit Risk — the risk that the issuer of a security owned by a State Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that State Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by a State Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that a State Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Credit Enhanced Securities Risk — each State Fund may invest more than 25% of its assets in state municipal securities secured by bank letters of credit. The bank may not be able to meet its obligations under a letter of credit.

10	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Income Risk — the risk that a State Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

State Specific Risk — each State Fund will invest primarily in state municipal securities issued by or on behalf of its designated state. As a result, each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities.

Non-Diversification Risk — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on each State Fund’s performance.

Who should invest?

Shares of each State Fund are offered to participants in the CMA service, which includes a CMA account and an optional Beyond Banking account, investors in certain other Merrill Lynch central asset account programs and investors maintaining accounts directly with the Transfer Agent.

A State Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities

•	Are looking for liquidity as well as current income that is exempt from Federal income tax and personal income tax in a designated state (and, where applicable, local income tax, and/or value exempt from intangible personal property tax)

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	11

RISK/RETURN BAR CHARTS FOR THE STATE FUNDS

The bar charts and tables below provide an indication of the risks of investing in each State Fund. The bar charts show changes in each State Fund’s performance for each of the past ten calendar years or for each complete calendar year since inception. The tables show each State Fund’s average annual total returns for the periods shown. How each State Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

CMA Arizona Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.33%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA Arizona Municipal Money Fund	1.81%	1.15%	2.06%

CMA California Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.82% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.35%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA California Municipal Money Fund	1.83%	1.19%	2.03%

12	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA Connecticut Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.05% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.28%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA Connecticut Municipal Money Fund	1.74%	1.07%	1.96%

CMA Florida Municipal Money Fund

Because the Fund is new, it does not have performance information an investor would find useful in evaluating the risks of investing in the Fund.

CMA Massachusetts Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.90% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.30%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA Massachusetts Municipal Money Fund	1.72%	1.15%	2.05%

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	13

CMA Michigan Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.93% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.34%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA Michigan Municipal Money Fund	1.77%	1.20%	2.10%

CMA New Jersey Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.89% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.32%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA New Jersey Municipal Money Fund	1.82%	1.18%	2.05%

14	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA New York Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.35%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA New York Municipal Money Fund	1.84%	1.25%	2.14%

CMA North Carolina Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.06% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.31%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA North Carolina Municipal Money Fund	1.76%	1.13%	2.04%

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	15

CMA Ohio Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.92% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.31%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA Ohio Municipal Money Fund	1.74%	1.23%	2.14%

CMA Pennsylvania Municipal Money Fund

During the period shown in the bar chart, the highest return for a quarter was 0.91% (quarter ended June 30, 2000) and the lowest return for a quarter was 0.07% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2006 was 1.33%.

Average Annual Total Returns (for the periods ended December 31, 2005)	One Year	Five Years	Ten Years
CMA Pennsylvania Municipal Money Fund	1.79%	1.19%	2.09%

16	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

UNDERSTANDING EXPENSES

State Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that State Fund’s investors may bear:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a State Fund.

Management Fee — a fee paid to the Manager for managing a State Fund.

Distribution Fees — fees used to support a State Fund’s marketing and distribution efforts, such as compensating financial advisers, and others for distribution and shareholder servicing.

FEES AND EXPENSES FOR THE STATE FUNDS

The following tables show the different fees and expenses that you may pay if you buy and hold shares of a State Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Arizona Fund	California Fund	Connecticut Fund	Florida Fund	Massachusetts Fund	Michigan Fund
Maximum Account Fee(a)	$125	$125	$125	$125	$125	$125
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(b)	0.500%	0.411%	0.499%	0.495%(c)	0.500%	0.500%
Distribution and/or Service (12b-1) Fees(d)	0.125%	0.125%	0.125%	0.125%	0.125%	0.125%
Other Expenses (including transfer agency fees)(e)	0.095%	0.034%	0.056%	0.100%(f)	0.075%	0.075%
Total Annual Fund Operating Expenses	0.72%	0.57%	0.68%	0.72%(c)	0.70%	0.70%

Shareholder Fees (fees paid directly by the shareholder):	New Jersey Fund	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund
Maximum Account Fee(a)	$125	$125	$125	$125	$125
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee(b)	0.460%	0.413%	0.500%	0.500%	0.500%
Distribution (12b-1) Fees(d)	0.125%	0.125%	0.125%	0.125%	0.125%
Other Expenses (including transfer agency fees)(e)	0.045%	0.042%	0.095%	0.075%	0.065%
Total Annual Fund Operating Expenses	0.63%	0.58%	0.72%	0.70%	0.69%
(a)	Merrill Lynch charges this annual program fee to CMA service subscribers. Other programs may charge different or higher fees.
(b)	See “Management of the Funds — Fund Asset Management” in the Prospectus and “Management and Advisory Arrangements — Management Services for the State Funds” in the Statement of Additional Information.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	17

(c)	The Manager has voluntarily agreed to waive and/or reimburse a portion of the Florida Fund’s management fee. This waiver and/or reimbursement could be reduced or discontinued at any time without notice. In addition, the Manager may reimburse a portion of the Florida Fund’s management fee in connection with the Florida Fund’s investment in an affiliated money market fund. Taking these waivers and/or reimbursements into account, the Total Fund Operating Expenses (which includes estimated “Other Expenses” for the current fiscal year) were 0.58%.
(d)	Each State Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under the distribution plan each State Fund has adopted under Rule 12b-1.
(e)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to each State Fund. The State Funds each pay a fee for these services. The Manager or its affiliates also provide certain accounting services to each State Fund and each Fund reimburses the Manager or its affiliates for such services.
(f)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.

Examples:

These examples are intended to help you compare the cost of investing in each State Fund with the cost of investing in other money market funds.

These examples assume that you invest $10,000 in a State Fund for the time periods indicated, that your investment has a 5% return each year and that the State Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Arizona Fund	$74	$230	$401	$894
California Fund	$58	$183	$318	$714
Connecticut Fund	$69	$218	$379	$847
Florida Fund	$74	$230	—(a)	—(a)
Massachusetts Fund	$72	$224	$390	$871
Michigan Fund	$72	$224	$390	$871
New Jersey Fund	$64	$202	$351	$786
New York Fund	$59	$186	$324	$726
North Carolina Fund	$74	$230	$401	$894
Ohio Fund	$72	$224	$390	$871
Pennsylvania Fund	$70	$221	$384	$859
(a)	Not provided because the Fund is new.

18	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Yield — the income generated by an investment in a Fund.

These examples do not take into account the fees charged by Merrill Lynch to CMA service subscribers or other Merrill Lynch central asset account program subscribers. See the relevant CMA and Beyond Banking account disclosures and account agreement for details. Shareholders of a State Fund whose accounts are maintained directly with a Fund’s transfer agent and who are not subscribers to the CMA service or other Merrill Lynch central asset account programs will not be charged a program fee but will not receive any of the additional services available to subscribers.

YIELD INFORMATION

The yield on a Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, that pay a fixed yield over a stated period of time and may not be comparable to the yield on shares of other money market funds. To obtain each Fund’s current 7-day yield, call 1-800-221-7210.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	19

Details About each Fund

ABOUT THE MANAGER AND ADMINISTRATOR

Fund Asset Management serves as the Manager and Administrator of the Tax-Exempt Fund.

ABOUT THE TAX-EXEMPT FUND PORTFOLIO MANAGER

Peter J. Hayes is the portfolio manager of the Tax-Exempt Fund. Mr. Hayes has been a Managing Director of Merrill Lynch Investment Managers (“MLIM”) since 2000, and was a First Vice President thereof from 1997 to 2000. He has been the Tax-Exempt Fund’s portfolio manager since 1989.

HOW EACH FUND INVESTS

TAX-EXEMPT FUND

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Outlined below are the main strategies the Tax-Exempt Fund uses in seeking to achieve its objectives:

The Fund tries to achieve its objective by investing in a diversified portfolio of short term tax-exempt securities. Under normal circumstances, the Fund will invest at least 80% of its assets in short-term tax-exempt securities or so at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax).

The securities in which the Fund invests mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Tax-Exempt Fund the right to demand payment from a financial institution within that period. The Tax-Exempt Fund treats these securities as having a maturity of 13 months or less. The Tax-Exempt Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities that have one of the two highest ratings from a nationally recognized rating agency or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Tax-Exempt Fund.

Fund management will seek to keep the Tax-Exempt Fund’s assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Tax-Exempt Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

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The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in a single state.

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

•	Tax-Exempt Notes — short term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

•	Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

•	Tax-Exempt Bonds — long term tax-exempt securities. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Tax-Exempt Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Other Strategies. In addition to the main strategies discussed above, the Tax-Exempt Fund may also use certain other investment strategies.

The Tax-Exempt Fund may invest up to 10% of its net assets in illiquid securities.

The Tax-Exempt Fund will not invest in taxable securities, except that it may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to a Federal alternative minimum tax.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — The Tax-Exempt Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the Tax-Exempt Fund buys or sells the securities at an

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ABOUT THE MANAGER

Each State Fund is managed by Fund Asset Management.

established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Tax-Exempt Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligations, the lease obligation is secured by leased property. It may be difficult, however, to sell the property and the proceeds of sale might not cover the Fund’s loss. If the issuer defaults on its obligation, the property may be hard to sell or the sale may not cover the Tax-Exempt Fund’s loss.

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

STATE FUNDS

Each State Fund seeks current income exempt from Federal income tax and the designated state’s (and, where applicable, local) personal income tax (and in certain instances, value exempt from state or local intangible personal property tax), preservation of capital and liquidity.

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ABOUT THE STATE FUNDS’ PORTFOLIO MANAGERS

Edward J. Andrews is the portfolio manager of the CMA New York Fund. Mr. Andrews has been a Director of MLIM since 2000 and was a Vice President from 1991 to 2000.

Steven Lewis is the portfolio manager of the CMA California, Connecticut and New Jersey Funds. Mr. Lewis has been a Vice President of MLIM since 2000 and was an Assistant Vice President thereof from 1995 to 2000.

Darrin SanFillippo is the portfolio manager of the CMA Arizona, Michigan, North Carolina and Pennsylvania Funds. Mr. SanFillippo has been a Vice President of MLIM since 2000 and was an Assistant Vice President thereof from 1994 to 2000.

Kevin A. Schiatta is the portfolio manager of the CMA Massachusetts and Ohio Funds. Mr. Schiatta has been a Director of MLIM since 2000 and was a Vice President thereof from 1994 to 2000.

Marie Sheehan is a Vice President and the portfolio manager of the CMA Florida Fund. She has been a Director of MLIM since 2000 and a portfolio manager in MLIM’s money market management group since 1988. She has been the Fund’s portfolio manager since inception.

Outlined below are the main strategies the State Funds use in seeking to achieve their investment objectives:

Each State Fund tries to achieve its objectives by investing in a portfolio of short term municipal securities and state municipal securities of its designated state (collectively, with respect to the State Funds, “municipal securities”).

Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the State Fund the right to demand payment from a financial institution within that period. The State Funds treat these securities as having a maturity of 13 months or less. Each State Fund’s dollar-weighted average maturity will not exceed 90 days.

Each State Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the State Fund. Each State Fund may invest more than 25% of its assets in short term municipal securities of this kind.

Fund management intends to keep each State Fund’s assets fully invested to maximize the yield on that State Fund’s portfolio. There may be times, however, when a State Fund has uninvested cash, which will reduce its yield.

Fund management will vary the kinds of short term municipal securities in each State Fund’s portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each State Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

Under normal circumstances, each State Fund will generally invest at least 80% of its assets in short term state municipal securities the interest on which, in the opinion of bond counsel to the issuer, is exempt from income tax and, where applicable, intangible personal property tax in its designated state.

Among the securities the State Funds may buy are:

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State Municipal Bonds — long term municipal securities that pay interest which is excludable from gross income for Federal income tax purposes and a respective State Fund’s designated state (and, where applicable, local) income tax. A State Fund will only invest in municipal bonds that have remaining maturities of 397 days (13 months) or less at the date of purchase or that the State Fund has a contractual right to sell (put) periodically or on demand within that time.

Municipal Securities — municipal obligations issued by or on behalf of a State, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, that pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax).

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. Each State Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When a State Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. No State Fund will invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Short Term Municipal Derivatives — a variety of securities that generally represent a State Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to a State Fund and other institutions having an ownership interest. Depending on the particular security, a State Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

Municipal Lease Obligations — participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement and may be backed by the municipal issuer’s promise to budget for and appropriate funds to make payments due under the lease, but it is not obligated to do so.

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Money Market Securities — short term debt instruments such as U.S. Treasury bills.

Repurchase Agreements; Purchase and Sale Contracts — Each State Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the State Fund from changes in the market value of the security during the period except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the State Fund may lose money. Each State Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and Agency securities with longer maturities.

Other Strategies. In addition to the main strategies discussed above, the State Funds may also use certain other investment strategies:

Each State Fund may invest up to 20% of its assets in short term money market securities the interest on which is subject to Federal income tax or the designated State’s income and/or intangible personal property taxes.

For temporary defensive purposes, each State Fund may invest more than 20% of its total assets in short term securities other than those that are exempt from income tax in its designated state.

No more than 10% of each State Fund’s net assets will be invested in illiquid securities.

The State Funds may invest in certain short term municipal securities classified as “private activity bonds” that may subject certain investors to a Federal alternative minimum tax.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — A State Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the State Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

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Each State Fund’s portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a State Fund’s portfolio. Each State Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the State Fund’s shareholders.

I NVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that a Fund will meet its objective or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds:

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay interest or repay the principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While each Fund invests only in money market securities of highly rated issuers, those issuers may still default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

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Income Risk — A Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Credit Enhanced Securities Risk — Each State Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank’s ability to meet its obligations under a letter of credit.

Non-Diversification Risk — Each State Fund is a non-diversified fund. Because each State Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely, which may, therefore, have a greater impact on each State Fund’s performance.

Repurchase Agreement Risk — Each Fund may enter into certain types of repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. If the other party to a repurchase agreement defaults on its obligation, each Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.

Short Term Tax-Exempt Derivatives — Short term tax-exempt derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term tax-exempt securities. These issues might be resolved in a manner adverse to the Fund.

State Specific Risk — Each State Fund will invest primarily in municipal securities issued by or on behalf of its designated state. As a result each State Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a municipal securities fund that invests more widely. Set forth below are certain risk factors specific to each state. Management does not believe that the current economic conditions of any state will adversely affect that state’s ability to invest in high quality state municipal securities.

Arizona — During the 1990’s, Arizona’s efforts to diversify its economy enabled it to realize and sustain increasing growth rates. Arizona has recovered from effects of a recent economic slowdown.

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Unemployment declined from 5.0% in 2004 to 4.7% in 2005. Predictions for Arizona forecast an unemployment rate of 4.4% in 2006, and continued growth in all major sectors of the State’s economy.

After the Arizona Supreme Court ruled in 1994 that the State’s system for financing its public school system was unconstitutional, Arizona adopted a new method of financing its public schools. This new method of school financing includes the use of revenues from a voter approved sales tax increase.

The State of Arizona is not authorized to issue general obligation bonds.

California — California’s economy slipped into a recession in early 2001, losing 367,000 jobs between January 2001 and July 2003. The recession was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with 597,400 jobs gained between July 2003 and March 2006. Current projections indicate that the California economy will decelerate slightly in calendar years 2006 and 2007 largely because of slowing residential construction and real estate markets and rising interest rates but continue to grow at rates close to long-run average growth. State general obligation bonds are, as of July 2006, rated “A1” by Moody’s Investors Service, “A+” by Standard & Poor’s, and “A+” by Fitch Ratings. Based on the July 2006 report from the Legislative Analyst’s Office, California will continue to face operating shortfalls on a budgetary basis in the range of $4.5 billion to $5 billion in 2007-08 and 2008-09.

Connecticut — Connecticut’s economy is influenced by numerous factors, including a decline in the importance of manufacturing and a rise in employment in service-related industries. Personal incomes have remained among the highest in the nation, but significant poverty exists in some of Connecticut’s largest cities. Following ten consecutive years of General Fund operating surpluses, a substantial deficit was experienced in the 2001-2002 and 2002-2003 fiscal years, but increased tax receipts in the 2003-2004 fiscal year have improved this trend, with the fiscal year ending with an operating surplus. The State anticipates a General Fund operating surplus for the 2004-2005 fiscal year. Moody’s, S&P and Fitch currently rate the State of Connecticut’s general obligation bonds Aa3, AA and AA, respectively.

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Florida — Many different social, environmental and economic factors may affect the financial condition of Florida and its political subdivisions. From time to time Florida and its political subdivisions have encountered financial difficulties. Florida is highly dependent upon sales and use taxes, which account for the majority of its General Fund revenues. The Florida Constitution does not permit a state or local personal income tax. The structure of personal income in Florida is also different from the rest of the nation in that Florida has a proportionally greater retirement age population that is dependent upon transfer payments (social security, pension benefits, etc.) that can be affected by Federal legislation. Florida’s economic growth is also highly dependent upon other factors such as changes in population growth, tourism, interest rates and hurricane activity. The hurricanes that struck Florida during the 2004 and 2005 hurricane seasons, including the related mass evacuations of coastal areas and the resulting declaration of a Presidential Disaster Area encompassing 45 of the State’s 67 counties, could significantly adversely change the State’s economic outlook. Because Florida is highly dependent upon tourism and other related industries, any future terrorist threats or attacks are likely to adversely affect Florida’s economy. The Florida Constitution also may limit the State’s ability to raise revenues and may have an adverse effect on the State’s finances and political subdivisions. As of April 15, 2006, Florida’s general obligation bonds were rated Aaa by Moody’s Investor Services, Inc., AAA by Standard & Poor’s and AAA by Fitch Ratings.

Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. Florida currently imposes an annual tax on intangible personal property. Shares of the Florida Fund have been exempt from this tax because, on the tax assessment date, 90% of the net asset value of the Florida Fund’s portfolio of assets consisted of assets exempt from the Florida intangible personal property tax. The Florida Legislature has passed a bill (H.B. 209) that would eliminate the Florida intangible personal property tax. The Governor is expected to sign the bill. If the bill becomes law, Florida residents will not receive any state tax benefits from investing in the Florida Fund. For a discussion of economic and other conditions in the State of Florida, see Appendix E — “Economic and Financial Conditions in Florida” in the Statement of Additional Information.

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Massachusetts — The Massachusetts economy continues to show signs of recovery from its difficulties in recent years. The Commonwealth experienced higher than expected tax revenues for the 2005 fiscal year, which led the overall growth in revenues for fiscal year 2005. According to recent figures, the unemployment rate in Massachusetts dropped from 4.9% in January 2005 to 4.6% in January 2006. There can be no assurance that these trends will continue. Inflation has risen recently with a 3.3% increase in the Boston consumer price index for 2005 and a 4.4% increase from January 2005 to January 2006. As of June 30, 2006, Moody’s, S&P and Fitch rated the Commonwealth of Massachusetts’ general obligation bonds Aa2, AA and AA, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth. There can be no assurance that these ratings will continue.

Michigan — Michigan’s economy is closely tied to the automobile industry. While increased automobile production and an increasingly diversified economy led to an unemployment rate that, until 2002, was below the national average, the unemployment rate, for the last 48 months, has exceeded the national average. Michigan has reported balanced budgets after substantial reductions in expenditures and some revenue enhancements for the last five years. Moody’s, S&P and Fitch currently rate the State of Michigan’s general obligation bonds Aa2, AA and AA, respectively.

New Jersey — New Jersey’s economy continued to expand steadily in 2005 and is expected to expand at a steady pace through the rest of 2006 into 2007. New Jersey may experience further near-term slow growth and the expected pace of economic expansion may stall if consumers, investors and businesses become more concerned about energy prices and geopolitical tensions. The fundamentals of New Jersey’s economic health, however, remain stable, and the long run prospects for modest economic growth in New Jersey in 2006 and beyond are favorable. Currently, Standard & Poor’s, a division of McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds AA. Moody’s Investor’s Service, Inc. and Fitch, Inc. rate the State of New Jersey’s general obligation bonds Aa3 and AA-, respectively.

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New York — New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Fund. As the nation’s financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. Recent Federal Reserve policy appears aimed at engineering a soft landing for the U.S. economy as was successfully accomplished in 1994-95. However, as the events of that period demonstrated, the New York economy tends to be more sensitive to monetary policy actions than the economies of other states. Finance and insurance sector bonuses fell 7.7 percent during the 1994-95 State fiscal year in the wake of the Federal Reserve’s policy shift. This risk would become amplified should the central bank overshoot its target.

The impact of rising interest rates on the State’s housing sector also poses a risk. Should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. These effects could ripple though the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

North Carolina — North Carolina derives a significant portion of its revenue from taxes, including personal and corporate income taxes, sales and use taxes, franchise and insurance taxes, and alcoholic beverage taxes. North Carolina continues to have significant budget surpluses, with a projected budget surplus for the 2005-2006 fiscal year of $678.3 million, which follows budget surpluses of $289.4 million and $478.5 million for fiscal years 2003-2004 and 2004-2005, respectively. These budget surpluses have been the result of the steady improvement in North Carolina’s economy, which has seen a drop in unemployment below the national average rate, increased consumer spending, and stronger than expected tax revenue growth. Both S&P and Fitch currently rate the State of North Carolina’s general obligation bonds AAA, which is in each agency’s highest rating category. On August 19, 2002, Moody’s downgraded the State of North Carolina’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited North Carolina’s “continued budget pressure, its reliance on

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non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. In September 2004, Moody’s revised the State’s outlook from stable to positive.

Ohio — The Fund will invest primarily in Ohio municipal bonds. As a result, the Fund is more exposed to risks affecting issuers of Ohio municipal bonds than is a municipal bond fund that invests more widely. Ohio’s economy, along with the national economy in general, is no longer in recession, with payroll employment increasing in 2004 and 2005, primarily among non-manufacturing industries. Moody’s, S&P and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively.

Pennsylvania — Although the Pennsylvania economy has diversified into other industries, it has historically been identified as a heavy industry state. As in many other industrially developed states, economic activity may be more cyclical than in some other states or in the nation as a whole. For fiscal year 2006 Pennsylvania General Fund collections totaled $25.9 billion, which was $864.4 million, or 3.5 percent, above estimate. The fiscal year 2007 appropriations budget is $26.1 billion, an increase of $1.4 billion, or 5.8 percent, over the fiscal year 2006. The revenue estimate for the fiscal year 2007 budget is $26,799.5 billion, an increase of 3.7 percent over actual fiscal year 2006 revenues.

Fund management believes that current economic conditions in Pennsylvania will enable the Fund to continue to invest in high quality Pennsylvania bonds. Moody’s, S&P and Fitch currently rate the State of Pennsylvania’s general obligation bonds Aa2, AA and AA, respectively.

The Funds may also be subject to certain other risks associated with their investments and investment strategies, including:

Taxability Risk — Each Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition,

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the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable.

Borrowing Risk — Each Fund may borrow only to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

When Issued and Delayed Delivery Securities and Forward Commitments — A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Illiquid Securities — A Fund may invest up to 10% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, the Fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if Fund management receives material nonpublic information about the issuer, the Fund may as a result be unable to sell the securities.

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Variable Rate Demand Obligations and Municipal Derivatives — When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover a Fund’s loss.

S TATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how each invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information.

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MERRILL LYNCH CMA FINANCIAL SERVICE

The CMA service includes a CMA account and an optional Beyond Banking account. The CMA account and the Beyond Banking account are conventional Merrill Lynch cash securities or margin securities accounts that are linked to money market deposit accounts maintained with banks, certain money market funds and a Visa® card/check account (“Visa® Account”). Subscribers to the CMA service are charged an annual fee, presently $125. Automatic deposit or investment of free cash balances in CMA and Beyond Banking accounts into certain bank accounts or money market funds is a feature of the CMA service commonly known as a “sweep.” Free cash balances held in CMA and Beyond Banking accounts may be “swept” into shares of the CMA Tax-Exempt Fund (the “Tax-Exempt Fund”), into shares of one of the series of the CMA Multi-State Municipal Series Trust (each a “State Fund”) or into one or more bank deposit accounts at affiliated banks of Merrill Lynch. In certain circumstances, free cash balances in certain CMA accounts may be “swept” into another money market fund not offered by this prospectus, or a money market fund offered by this prospectus may not be available. In this prospectus, the Tax-Exempt Fund and the State Funds are collectively referred to as the “Funds,” and the Funds, together with other money market funds linked to the CMA service, are collectively referred to as the “CMA Funds.”

The CMA service is offered by Merrill Lynch (not the Funds). This prospectus provides information concerning the Funds, and is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, please review the CMA service and Beyond Banking account disclosures and account agreement.

Shares of the Funds are also offered to subscribers in certain other Merrill Lynch central asset account programs that may have different sweep features and annual fees. For more information about other Merrill Lynch programs, consult the relevant program description brochure provided to subscribers in those programs.

The Funds are money market funds whose shares are offered to participants in the CMA service as well as certain other Merrill Lynch central asset programs. Each CMA Fund seeks current income, preservation of capital and liquidity from investing in short term securities.

Each Fund has its own investment objectives, investment strategies and risks. We cannot guarantee that any of the Funds will achieve its objectives.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	35

Your Account

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch or other securities dealers. You may also buy, sell and transfer shares through the Transfer Agent. To learn more about buying, selling and transferring shares through the Transfer Agent, call 1-800-221-7210. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller accounts, each Fund may redeem the shares in your account if the net asset value of your account falls below $1,000 due to redemptions you have made. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before such Fund takes any action. This involuntary redemption does not apply to Uniform Gifts or Transfers to Minors Act accounts.

36	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choice	Information Important for You to Know
Buy Shares	Determine the amount of your investment

If you are a CMA service subscriber, there is no minimum initial investment for Fund shares. The minimum assets for the CMA service is $20,000 in cash and/or securities. Other programs may have different minimum asset requirements.

If you are not a CMA service or other Merrill Lynch central asset account program subscriber, the minimum initial investment for a Fund is $5,000.

Have cash balances from your CMA or Beyond Banking accounts automatically invested in shares of the Fund designated as your primary money account

If you are an eligible CMA service subscriber and you choose to have your cash balances automatically invested in a Fund, they will be invested as follows:

•Except as described below, cash balances of less than $1,000 in a CMA account are automatically invested in shares of a Fund at the next determined net asset value not later than the first business day of each week on which both the New York Stock Exchange and New York banks are open, which will usually be a Monday.

•Cash balances in a CMA account from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Merrill Lynch Ready Assets Trust or Merrill Lynch U.S.A. Government Reserves will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.

•A cash deposit of $1 or more to a Beyond Banking account or of $1,000 or more to a CMA account, a cash balance of $1 or more to a Beyond Banking account or of $1,000 or more in a CMA account from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made. Check with your Merrill Lynch Financial Advisor regarding the cashiering deadline in his or her branch. If the deposit is made or payment is received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	37

If You Want To	Your Choice	Information Important for You to Know
Buy Shares (continued)	Have your Merrill Lynch Financial Advisor submit your purchase order

If you are a CMA service or other eligible Merrill Lynch central asset account program subscriber, you may make manual investments of $1,000 or more at any time in shares of a Fund not designated as your primary money account. However, you may not hold shares of more than one State Fund at the same time.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations. Manual purchases of $500,000 or more can be made effective on the same day the order is placed with the Fund provided certain requirements are met.

Purchase requests received by any CMA Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service or any other Merrill Lynch central asset account program at any time for any reason.

When purchasing shares as a CMA service or other Merrill Lynch central asset account program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a program subscriber, you must complete the account opening process, including completing or supplying requested documentation. Participants in certain Merrill Lynch central asset programs may be subject to different annual participation fees from CMA service participants.

	Or contact the Transfer Agent	If you maintain an account directly with the Transfer Agent and are not a CMA service subscriber, you may call the Transfer Agent at 1-800-221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.
	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested daily in the form of additional shares at net asset value.

38	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

If You Want To	Your Choice	Information Important for You to Know
Transfer Shares to Another Securities Dealer	Transfer to a participating securities dealer	You may transfer your Fund shares only to another securities dealer that has entered into an agreement with Merrill Lynch. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
	Transfer to a non-participating securities dealer	If you no longer maintain a Merrill Lynch account, you must either transfer your shares to an account with the Transfer Agent or they will be automatically redeemed. Shareholders maintaining accounts directly with the Transfer Agent are not entitled to the services available to CMA service subscribers.
Sell Your Shares	Automatic Redemption	Each Fund has instituted an automatic redemption procedure for CMA service and other Merrill Lynch central asset account subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i) created by activity therein or (ii) created by Visa® card purchases, cash advances or checks. Each account of a subscriber will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy any remaining debits.
Have your Merrill Lynch Financial Advisor submit your sales order

If you are a CMA service subscriber, you may redeem your shares directly by submitting a written notice of redemption to Merrill Lynch, which will submit the request to the Transfer Agent. Cash proceeds from the redemption generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).

Redemptions of Fund shares will be confirmed to program subscribers (rounded to the nearest share) in their monthly transaction statements.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	39

If You Want To	Your Choice	Information Important for You to Know
Sell Your Shares (continued)	Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee generally will be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. Redemption requests should not be sent to the Fund or Merrill Lynch. The Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.

Check with the Transfer Agent or your Merrill Lynch Financial Advisor for details.

40	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Short-Term Trading

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) each Fund’s policy of seeking to maintain the Fund’s NAV at $1.00 each day, (ii) the nature of each Fund’s portfolio holdings, and (iii) the nature of each Fund’s shareholders, it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in a negative impact to the Fund or its shareholders. As a result, the Board of Trustees has not adopted policies and procedures to deter short-term trading in the Funds.

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The “amortized cost” method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	41

Dividends — exempt income, ordinary income and capital gains paid to shareholders. Dividends will be reinvested in additional Fund shares as they are paid.

Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day that the New York Stock Exchange or New York banks are open immediately after the daily declaration of dividends. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date federal funds become available to the Fund.

D IVIDENDS AND TAXES

The following discussion applies to the Tax-Exempt Fund and each State Fund, unless otherwise indicated. Dividends are declared and reinvested daily in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. Each Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes and, for the State Funds, for purposes of the designated state’s personal income tax and, in certain instances, local personal income tax. Where applicable, each State Fund also intends that the value of its shares will be exempt from state intangible personal property tax and/or local personal property tax in the designated state, although it cannot guarantee that this will always be the case.

A Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for relevant income tax purposes (i.e., “tax-exempt”). To the extent that the dividends distributed by a Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. To the extent dividends distributed by a Fund are from bond interest income that is excludable from income for state income tax purposes, they are exempt from personal income tax of the designated state (and in certain circumstances, local income tax). To the extent applicable, the value of a State Fund’s shares should be exempt from state and/or local intangible personal property taxes in

42	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

the designated state. If you hold shares in the Tax-Exempt Fund or a State Fund investing in a designated state other than your state of residence, dividends received generally will be subject to state and, where applicable, local personal income tax.

There is a possibility that events occurring after the date of issuance of a security, or after a Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal or state income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to a Fund’s investments in private activity bonds.

In general, if at least 90% of the CMA Florida Municipal Bond Fund’s net assets are invested, on the last business day of any calendar year, in assets that are exempt from Florida intangible personal property tax (e.g. Florida municipal securities), shares of the Fund owned by Florida residents will be exempt from Florida intangible personal property tax in the following year. While dividends paid by the Fund to individuals who are Florida residents are not subject to personal income taxation, distributions by the Fund will be subject to Florida corporate income taxes. If you are subject to income tax in a state other than Florida, the dividends derived from Florida municipal securities may be subject to income tax in that state.

Generally, within 60 days after the end of a Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for Federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from a Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.

If the value of assets held by a Fund declines, Fund Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	43

to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

By law, your ordinary income dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number to the Fund in which you invest or the number is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain state tax consequences of investing in a State Fund and the Tax-Exempt Fund. This discussion is not a substitute for personal tax advice. You should consult your personal tax adviser about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

ELECTRONIC DELIVERY

Each Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live/ and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make other changes to the service.

44	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

Management of the Funds

F UND ASSET MANAGEMENT, L.P.

Fund Asset Management, the Manager of the Tax-Exempt Trust and each State Fund, manages the Tax-Exempt Trust and each State Fund’s investments and its business operations subject to the oversight of the Board of Trustees of the Tax-Exempt Trust or CMA Multi-State Municipal Series Trust, as applicable. The Manager has the responsibility for making all investment decisions for the Tax-Exempt Trust and each State Fund. The Tax-Exempt Trust pays the Manager a management fee at the annual rate of 0.250% of the Trust’s average daily net assets not exceeding $500 million; 0.175% of its average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.125% of its average daily net assets exceeding $1 billion. The Tax-Exempt Fund pays the Administrator an administrative fee at the annual rate of 0.25% of the Tax-Exempt Fund’s average daily net assets. Each State Fund pays the Manager a fee at the annual rate of 0.500% of the State Fund’s average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.

For the fiscal year ended March 31, 2006, the Manager received a fee from each Fund at the annual rates set forth below:

Fund	Management Fee (net of waivers and/or reimbursement, if applicable) as a percentage of average daily net assets
Arizona Fund	0.500%
California Fund	0.411%
Connecticut Fund	0.499%
Florida Fund	0.355%
Massachusetts Fund	0.500%
Michigan Fund	0.500%
New Jersey Fund	0.460%
New York Fund	0.413%
North Carolina Fund	0.500%
Ohio Fund	0.500%
Pennsylvania Fund	0.500%
Tax-Exempt Fund	0.134%

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	45

For a discussion of the basis for the Board of Trustees’ most recent approval of each Fund’s management agreement, please see each Fund’s semi-annual shareholder report for the most recent fiscal period ended September 30.

Fund Asset Management, L.P. was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management, L.P. and its affiliates had approximately $583 billion in investment company and other portfolio assets under management as of June 2006.

On February 15, 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”) entered into an agreement to contribute Merrill Lynch’s investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch will have a significant ownership interest in the combined company. The new company will operate under the BlackRock name. The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of both Merrill Lynch and BlackRock and is expected to close in the third quarter of 2006. Each Fund’s Board of Trustees has approved a new management agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current management agreement with the Manager. If the new agreement is approved by each Fund’s shareholders, BlackRock Advisors, Inc. is expected to become each Fund’s Manager upon the closing of the transaction between Merrill Lynch and BlackRock.

From time to time, a manager, analyst, or other employee of the Manager or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Manager or any other person within the Merrill Lynch organization. Any such views are subject to change at any time based upon market or other conditions and the Manager disclaims any

46	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for each Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of a Fund.

Conflicts of Interest

The investment activities of the Manager and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and their shareholders. The Manager provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Merrill Lynch (including, for these purposes, the Manager, Merrill Lynch & Co., Inc. and their affiliates, Directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, that may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Funds. Merrill Lynch’s trading activities are carried out without reference to positions held directly or indirectly by the Funds and may result in Merrill Lynch having positions that are adverse to those of the Funds. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, Merrill Lynch may compete with the Funds for appropriate investment opportunities. In addition, the Funds may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships or in which Merrill Lynch has significant debt or equity investments. The Funds also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage. In addition, each Fund may make brokerage and other payments to Merrill Lynch in connection with the Fund’s portfolio investment transactions.

The activities of the Manager or its affiliates may give rise to other conflicts of interest that could disadvantage the Funds or their shareholders. The Manager has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST	47

MASTER/FEEDER STRUCTURE FOR TAX-EXEMPT FUND

The Tax-Exempt Fund is a “feeder” fund that invests its assets in the Tax-Exempt Trust. Investors in the Tax-Exempt Fund will acquire an indirect interest in the Tax-Exempt Trust.

The Tax-Exempt Trust may accept investments from other feeder funds, and all the feeder funds of the Tax-Exempt Trust bear the Tax-Exempt Trust’s expenses in proportion to their assets. This structure may enable the Tax-Exempt Fund to reduce costs through economies of scale. If the Tax-Exempt Trust has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt Trust from different feeders may offset each other and produce a lower net cash flow.

However, each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt Trust on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases of redemptions by one feeder fund could negatively effect the performance of other feeder funds that invest in the Tax Exempt Trust. Information about other feeders, if any, is available by calling 1-800-221-7210.

Whenever the Tax-Exempt Trust holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Tax-Exempt Trust.

The Tax-Exempt Fund may withdraw from the Tax-Exempt Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to directly manage the Tax-Exempt Fund’s assets.

48	CMA® TAX-EXEMPT FUND AND CMA® MULTI-STATE MUNICIPAL SERIES TRUST

F INANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose reports, along with each Fund’s financial statements, are included in CMA Tax-Exempt Fund’s Annual Report (for the CMA Tax-Exempt Fund) and in CMA Multi-State Municipal Series Trust’s Annual Report (for each State Fund) which are available upon request. These periods cover operations prior to the Tax-Exempt Fund’s change to a “master/feeder” structure effective February 13, 2003.

	CMA Tax-Exempt Fund
	For the Year Ended March 31,
	2006		2005		2004		2003(a)		2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment income — net	.02		.01		.01		.01		.02
Realized gain (loss) — net	—	(b)	—	(b)	—	(b)	—	(b)	— (c)
Total from investment operations	.02		.01		.01		.01		.02
Less dividends from investment income — net	(.02)		(.01)		(.01)		(.01)		(.02)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total investment return	2.24%		.93%		.54%		.93%		1.76%
Ratios to Average Net Assets:
Expenses	.55	%(d)	.55	%(d)	.55	%(d)	.55	%(d)	.55%
Investment income and realized gain (loss) — net	2.21	%(d)	.91	%(d)	.55	%(d)	.93	%(d)	1.78%
Supplemental Data:
Net assets, end of year (in thousands)	$8,761,108		$9,029,274		$9,522,055		$10,587,794		$10,545,626
(a)	On February 13, 2003, the Fund converted from a stand-alone investment company to a “feeder” fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a “master/feeder” structure.
(b)	Amount is less than $(.01) per share.
(c)	Amount is less than $.01 per share.
(d)	Includes the Fund’s shares of the Trust’s allocated expenses and/or investment income and realized gain (loss) — net.

CMA® TAX-EXEMPT FUND	49

FINANCIAL HIGHLIGHTS (continued)

	Arizona Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain (loss) — net	— (b)	— (b)	—	(a)	—	—
Total from investment operations	.02	.01	—	(a)	.01	.02
Less dividends from investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.13%	.77%	.35%		.77%	1.68%
Ratios to Average Net Assets:
Expenses	.72%	.74%	.74%		.72%	.71%
Investment income — net	2.11%	.78%	.36%		.78%	1.71%
Supplemental Data:
Net assets, end of year (in thousands)	$169,647	$168,983	$167,386		$190,812	$227,708
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

	California Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain (loss) — net	— (b)	— (a)	—	(b)	— (a)	— (a)
Total from investment operations	.02	.01	—	(a)	.01	.02
Less dividends from investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.14%	.89%	.49%		.85%	1.61%
Ratios to Average Net Assets:
Expenses	.57%	.57%	.57%		.57%	.57%
Investment income — net	2.12%	.90%	.50%		.85%	1.58%
Supplemental Data:
Net assets, end of year (in thousands)	$2,693,459	$2,395,426	$2,338,900		$2,666,851	$2,714,886
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

50	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

	Connecticut Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain (loss) — net	— (b)	— (b)	—	(a)	— (a)	— (a)
Total from investment operations	.02	.01	—	(a)	.01	.02
Less dividends and distributions:
Investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Realized gain — net	—	— (b)	—		—	—
Total dividends and distributions	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.05%	.74%	.34%		.70%	1.49%
Ratios to Average Net Assets:
Expenses, net of waiver	.68%	.67%	.66%		.67%	.67%
Expenses	.68%	.67%	.67%		.67%	.67%
Investment income — net	2.03%	.72%	.34%		.70%	1.50%
Supplemental Data:
Net assets, end of year (in thousands)	$510,151	$519,765	$595,841		$535,308	$631,776
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	51

FINANCIAL HIGHLIGHTS (continued)

	Florida Fund
	For the Period November 15, 2005(a) to March 31, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$1.00
Investment income — net	.01
Realized gain — net	—	(b)
Total from investment operations	.01
Less dividends from investment income — net	(.01)
Net asset value, end of period	$1.00
Total investment return	.94	%(c)
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement	.58	%(d)
Expenses	.72	%(d)
Investment income — net	2.55	%(d)
Supplemental Data:
Net assets, end of period (in thousands)	$472,295
(a)	Commencement of operations.
(b)	Amount is less than $.01 per share.
(c)	Aggregate total investment return.
(d)	Annualized.

52	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

	Massachusetts Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain (loss) — net	—	— (b)	—	(a)	— (a)	— (a)
Total from investment operations	.02	.01	—	(a)	.01	.02
Less dividends and distributions:
Investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Realized gain — net	—	— (b)	—	(b)	—	—
Total dividends and distributions	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.04%	.76%	.38%		.79%	1.70%
Ratios to Average Net Assets:
Expenses	.70%	.71%	.70%		.69%	.70%
Investment income — net	2.03%	.74%	.38%		.78%	1.74%
Supplemental Data:
Net assets, end of year (in thousands)	$345,065	$345,043	$372,239		$421,618	$451,288
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	53

FINANCIAL HIGHLIGHTS (continued)

	Michigan Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain (loss) — net	— (b)	— (b)	—	(a)	— (a)	—
Total from investment operations	.02	.01	—	(a)	.01	.02
Less dividends from investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.09%	.82%	.42%		.85%	1.74%
Ratios to Average Net Assets:
Expenses	.70%	.70%	.70%		.69%	.70%
Investment income — net	2.06%	.80%	.43%		.84%	1.77%
Supplemental Data:
Net assets, end of year (in thousands)	$283,669	$271,421	$327,492		$349,249	$360,558
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

54	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

	New Jersey Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain (loss) — net	— (b)	— (b)	—	(a)	— (a)	— (a)
Total from investment operations	.02	.01	—	(a)	.01	.02
Less Dividends and Distributions:
Investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Realized gain — net	—	— (b)	—	(b)	— (b)	—
Total dividends and distributions	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.14%	.83%	.43%		.80%	1.66%
Ratios to Average Net Assets:
Expenses	.63%	.63%	.61%		.62%	.62%
Investment income — net	2.12%	.81%	.44%		.79%	1.68%
Supplemental Data:
Net assets, end of year (in thousands)	$1,103,796	$1,027,382	$1,165,201		$1,225,954	$1,266,932
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	55

FINANCIAL HIGHLIGHTS (continued)

	New York Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain (loss) — net	— (b)	— (b)	—	(a)	— (a)	— (a)
Total from investment operations	.02	.01	—	(a)	.01	.02
Less dividends and distributions:
Investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Realized gain — net	—	— (b)	—	(b)	—	—
Total dividends and distributions	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.15%	.88%	.49%		.91%	1.74%
Ratio to Average Net Assets:
Expenses	.58%	.58%	.57%		.57%	.57%
Investment income — net	2.14%	.86%	.50%		.92%	1.72%
Supplemental Data:
Net assets, end of year (in thousands)	$2,510,821	$2,312,666	$2,510,413		$2,527,958	$2,663,032
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

56	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (continued)

	North Carolina Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain (loss) — net	— (a)	— (b)	—	(a)	— (a)	—
Total from investment operations	.02	.01	—	(a)	.01	.02
Less dividends and distributions:
Investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Realized gain — net	—	— (b)	—		—	—
Total dividends and distributions	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.08%	.75%	.37%		.76%	1.63%
Ratios to Average Net Assets:
Expenses	.72%	.72%	.71%		.70%	.71%
Investment income — net	2.06%	.72%	.38%		.77%	1.62%
Supplemental Data:
Net assets, end of year (in thousands)	$203,180	$202,597	$240,576		$288,079	$366,196
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	57

FINANCIAL HIGHLIGHTS (continued)

	Ohio Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain — net	— (a)	—	—		—	— (a)
Total from investment operations	.02	.01	—	(a)	.01	.02
Less dividends and distributions:
Investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Realized gain — net	— (b)	—	—		— (b)	—
Total dividends and distributions	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.07%	.78%	.43%		.90%	1.81%
Ratios to Average Net Assets:
Expenses	.70%	.70%	.69%		.69%	.70%
Investment income — net	2.04%	.77%	.43%		.90%	1.83%
Supplemental Data:
Net assets, end of year (in thousands)	$327,056	$379,307	$414,045		$474,267	$454,196
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

58	CMA® MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS (concluded)

	Pennsylvania Fund
	For the Year Ended March 31,
	2006	2005	2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00
Investment income — net	.02	.01	—	(a)	.01	.02
Realized gain (loss) — net	— (b)	— (a)	—	(a)	— (b)	—
Total from investment operations	.02	.01	—	(a)	.01	.02
Less dividends from investment income — net	(.02)	(.01)	—	(b)	(.01)	(.02)
Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00
Total investment return	2.11%	.80%	.42%		.83%	1.71%
Ratios to Average Net Assets:
Expenses	.69%	.69%	.68%		.67%	.68%
Investment income — net	2.09%	.79%	.43%		.84%	1.72%
Supplemental Data:
Net assets, end of year (in thousands)	$497,912	$454,881	$500,274		$591,105	$628,356
(a)	Amount is less than $.01 per share.
(b)	Amount is less than $(.01) per share.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST	59

MANAGER AND ADMINISTRATOR

Fund Asset Management, L.P.

Administrative Offices:

800 Scudders Mill Road

Plainsboro, New Jersey 08536

Mailing Address:

P.O. Box 9011

Princeton, New Jersey 08543-9011

(800) 637-3863

TRANSFER AGENT

Financial Data Services, Inc.

Administrative Offices:

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

Mailing Address:

P.O. Box 45289

Jacksonville, Florida 32232-5289

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTOR

Merrill Lynch, Pierce, Fenner & Smith Incorporated

World Financial Center, North Tower

250 Vesey Street

New York, New York 10281-1220

CUSTODIAN

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

For More Information

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. In each Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. You may obtain these reports at no cost at www.mutualfunds.ml.com or by calling 1-800-221-7210.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary or call the Transfer Agent at 1-800-221-7210.

Statement of Additional Information

The Statement of Additional Information contains further information about each Fund. The portions of the Statement of Additional Information relating to each Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to a Fund are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in a Fund. You may obtain a free copy at www.mutualfunds.ml.com or by writing to the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-221-7210.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

Investment Company Act file # 811-3111, 811-5011

Code #16817-0706

© Fund Asset Management, L.P.

Prospectus

July 25, 2006

CMA® Tax-Exempt Fund

CMA® Multi-State

Municipal Series Trust

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Florida Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

STATEMENT OF ADDITIONAL INFORMATION

CMA® TAX-EXEMPT FUND

CMA® MULTI-STATE MUNICIPAL SERIES TRUST

CMA® Arizona Municipal Money Fund

CMA® California Municipal Money Fund

CMA® Connecticut Municipal Money Fund

CMA® Florida Municipal Money Fund

CMA® Massachusetts Municipal Money Fund

CMA® Michigan Municipal Money Fund

CMA® New Jersey Municipal Money Fund

CMA® New York Municipal Money Fund

CMA® North Carolina Municipal Money Fund

CMA® Ohio Municipal Money Fund

CMA® Pennsylvania Municipal Money Fund

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

This Statement of Additional Information of the CMA Tax-Exempt Fund and each series of CMA Multi-State Municipal Series Trust (the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 25, 2006, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-221-7210 or by writing to the Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The Tax-Exempt Fund’s audited financial statements and the audited financial statements of Master Tax-Exempt Trust, together with the respective reports of independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Tax-Exempt Fund’s 2006 Annual Report. Each State Fund’s audited financial statements, together with the report of independent registered public accounting firm, are incorporated by reference to the CMA Multi-State Municipal Series Trust’s 2006 Annual Report. You may request a copy of the Annual Reports at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

FUND ASSET MANAGEMENT, L.P. — MANAGER

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED — DISTRIBUTOR

The date of this Statement of Additional Information is July 25, 2006

PART I

Investment Objectives and Policies	I-2

Investment Restrictions	I-6

Information on Trustees and Officers	I-11

Management and Advisory Arrangements	I-19

Distribution Related Expenses	I-22

Yield Information	I-23

Computation of Offering Price	I-23

Portfolio Transactions	I-25

Additional Information	I-26

State Fund Tax Summaries	I-27

Financial Statements	I-31

PART II

Investment Risks and Considerations	II-1

Management and Other Service Arrangements	II-11

Purchase of Shares	II-18

Redemption of Shares	II-27

Shareholder Services	II-32

Determination of Net Asset Value	II-34

Yield Information	II-35

Portfolio Transactions	II-36

Dividends and Taxes	II-38

Proxy Voting Policies and Procedures	II-43

General Information	II-45

Appendix A—Description of Debt Ratings	A-1

Appendix B—Economic and Financial Conditions in Arizona	B-1

Appendix C—Economic and Financial Conditions in California	C-1

Appendix D—Economic and Financial Conditions in Connecticut	D-1

Appendix E—Economic and Other Conditions in Florida	E-1

Appendix F—Economic and Financial Conditions in Massachusetts	F-1

Appendix G—Economic and Financial Conditions in Michigan	G-1

Appendix H—Economic and Financial Conditions in New Jersey	H-1

Appendix I—Economic and Financial Conditions in New York	I-1

Appendix J—Economic and Financial Conditions in North Carolina	J-1

Appendix K—Economic and Financial Conditions in Ohio	K-1

Appendix L—Economic and Financial Conditions in Pennsylvania	L-1

PART I

Part I of this Statement of Additional Information sets forth information about CMA Tax-Exempt Fund (the “Tax-Exempt Fund”) and CMA Multi-State Municipal Series Trust (the “Trust”). The Trust consists of CMA Arizona Municipal Money Fund (the “Arizona Fund”), CMA California Municipal Money Fund (the “California Fund”), CMA Connecticut Municipal Money Fund (the “Connecticut Fund”), CMA Florida Municipal Money Fund (the “Florida Fund”), CMA Massachusetts Municipal Money Fund (the “Massachusetts Fund”), CMA Michigan Municipal Money Fund (the “Michigan Fund”), CMA New Jersey Municipal Money Fund (the “New Jersey Fund”), CMA New York Municipal Money Fund (the “New York Fund”), CMA North Carolina Municipal Money Fund (the “North Carolina Fund”), CMA Ohio Municipal Money Fund (the “Ohio Fund”) and CMA Pennsylvania Municipal Money Fund (the “Pennsylvania Fund”) (each a “State Fund” and together, the “State Funds”) (the State Funds and Tax-Exempt Fund are collectively referred to herein as the “Funds”). It includes information about each Fund’s Board of Trustees, the advisory services provided to and the management fees paid by each Fund, performance data for each Fund, and information about other fees paid by and services provided to each Fund. This Part I should be read in conjunction with each Fund’s and the Trust’s Prospectus and those portions of Part II of this Statement of Additional Information that pertain to each Fund or the Trust.

I.	Investment Objectives and Policies

CMA Tax-Exempt Fund

Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of Tax-Exempt Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of short term high quality tax-exempt money market securities. The Tax-Exempt Fund is classified as a diversified investment company under the Investment Company Act.

Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding master trust, the Master Tax-Exempt Trust (the “Tax-Exempt Trust”), which has the same investment objectives and strategies as the Tax-Exempt Fund. All investments will be made at the Tax-Exempt Trust level. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Tax-Exempt Trust in which Tax-Exempt Fund invests.

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (“Municipal Securities”). The Tax-Exempt Fund may invest up to 20% of its assets in certain Municipal Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which is excludable from gross income for Federal income tax purposes (including the alternative minimum tax) or will invest in securities so that at least 80% of the income that it distributes will be excludable from gross income for Federal income tax purposes (including the alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Municipal Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Municipal Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of the Tax-Exempt Fund. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Municipal Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

CMA State Funds

Each State Fund is a tax-exempt money market fund. The investment objectives of each State Fund are to seek current income exempt from Federal income tax as well as the designated state’s personal income tax and, where applicable, local personal income tax. In jurisdictions imposing intangible personal property tax, it is also intended that the value of a Fund’s investments will be exempt from state and/or local intangible personal property tax. Each State Fund also seeks preservation of capital and liquidity. The investment objectives are fundamental policies of each State Fund that may not be changed without the approval of the holders of the relevant State Fund’s outstanding securities. Each State Fund is classified as a non-diversified investment company under the Investment Company Act.

Each State Fund seeks to achieve its objectives by investing in a portfolio of short term, high quality Municipal Securities. Each State Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations with remaining maturities of 397 days (13 months) or less that are issued by or on behalf of the relevant designated state, its political subdivisions, agencies and instrumentalities, and other qualifying issuers, such as Puerto Rico, the U.S. Virgin Islands and Guam, or derivative products the interest from which is excludable, in the opinion of counsel to the issuer, from gross income both for Federal income tax purposes and the designated state’s personal (and where applicable, local) income tax purposes. It is expected that the value of such investments would be exempt from state personal property tax and/or local intangible personal property tax where applicable. Such obligations are herein referred to as “State Municipal Securities.” There can be no assurance that each State Fund’s investment objectives will be achieved.

Under normal circumstances, each State Fund will generally invest at least 80% of its net assets in state municipal securities the income on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes and exempt from income tax and/or intangible personal property tax in the designated state. For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy of each Fund and may not be changed without the approval of a majority of each Fund’s outstanding shares as defined in the Investment Company Act. Each State Fund may invest up to 20% of its assets in short term money market securities the interest on which is includable in gross income for Federal tax purposes and/or subject to income tax in the designated state or to the intangible personal property tax.

State Funds ordinarily do not intend to realize investment income not exempt from Federal income tax, the personal income tax of the respective designated states and/or, if applicable, local personal income tax or to hold securities the value of which would be subject to state and/or local intangible personal property tax. However, to the extent that suitable State Municipal Securities are not available for investment by a State Fund, that State Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is excludable from gross income, in the opinion of counsel to the issuer, for Federal income tax purposes but not state or, where relevant, local personal income tax purposes and the value of which may be subject to state or local intangible personal property tax.

Interest received on certain State Municipal Securities and Municipal Securities that are classified as “private activity bonds” (industrial development bonds under pre-1986 law) (“PABs”) may be subject to a Federal alternative minimum tax. In general, these are bonds that benefit non-governmental entities. The percentage of each State Fund’s net assets invested in PABs will vary during the year. Each State Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as “Taxable Securities.” In addition, each State Fund reserves the right as a defensive measure to invest temporarily more than 20% of its net assets in Municipal Securities other than State Municipal Securities and more than 20% of its net assets in

Taxable Securities when, in the opinion of Fund Asset Management L.P. (“FAM” or the “Manager”), prevailing market or financial conditions warrant. This could cause distributions to be subject to Federal income tax, the designated state’s income tax or, where applicable, local income tax and the value of such investments to be subject to state personal property tax and/or local intangible property tax, where applicable.

As noted above, each State Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the “Code”), as PABs. Each State Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible “concentration” in Municipal Securities with bank credit enhancements, an investment in State Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See “Investment Objectives and Policies — Other Factors” below.

Investment in State Fund shares offers several potential benefits. State Funds are investment vehicles designed to be suitable for investors seeking income exempt from state and, where applicable, local income taxation as well as Federal income taxation and, in certain instances, value exempt from state and/or local intangible personal property taxation. Each State Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. State Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each State Fund.

The State Municipal Securities in which State Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. State Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy their short-term maturity and quality standards. The dollar weighted average maturity of each Fund’s portfolio will be 90 days or less.

Certain of the instruments in which State Funds invest, including VRDOs and Derivative Products, effectively provide State Funds with economic interests in long term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a “demand right”). Under Commission rules, State Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the Underlying Bonds. Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as State Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a State Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of a State Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the State Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price that adversely affects the State Fund.

II.	Investment Restrictions

CMA Tax-Exempt Fund

The Tax-Exempt Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of Tax-Exempt Fund’s outstanding shares (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). None of the following fundamental restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

The Tax-Exempt Trust has adopted investment restrictions substantially similar to those set forth below. In addition, the Tax-Exempt Trust has adopted certain additional fundamental investment restrictions and certain non-fundamental investment restrictions. The Tax-Exempt Trust’s non-fundamental investment restrictions may be changed by the Tax-Exempt Trust’s Board of Trustees without interest holder approval.

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) purchase any securities other than Municipal Securities referred to herein and in the Prospectus;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the United States Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer);

(3) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(4) make investments for the purpose of exercising control or management;

(5) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(6) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(7) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(8) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that the Tax-Exempt Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein and under the heading “Information Concerning Municipal Securities;”

(9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act of 1940);

(10) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Fund will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.);

(11) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

(12) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value), would be invested in such securities;

(13) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities;

(14) issue senior securities to the extent such issuance would violate applicable law; and

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

The Tax-Exempt Trust has adopted fundamental investment restrictions that are substantially similar to fundamental investment restrictions (6), (9), (13), (14) and (15) of the Tax-Exempt Fund. Under the following additional fundamental investment restrictions, the Tax-Exempt Trust may not:

(1) borrow money, except that (i) the Tax-Exempt Trust may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Tax-Exempt Trust may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Tax-Exempt Trust may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Tax-Exempt Trust may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Tax-Exempt Trust’s Prospectus and Statement of Additional Information. The Tax-Exempt Trust may not pledge its assets other than to secure such borrowings or to the extent permitted by the Tax-Exempt Trust’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(2) make any investment inconsistent with the Tax-Exempt Trust’s classification as a diversified investment company under the Investment Company Act.

The Tax-Exempt Trust also has adopted non-fundamental investment restrictions, that may be changed by the Tax-Exempt Trust’s Board of Trustees without shareholder approval, that are substantively identical to fundamental investment restrictions (1), (2), (3), (4), (5), (7), (8), (10), (11) and (12) of the

Tax-Exempt Fund. Under the following additional non-fundamental investment restrictions, the Tax-Exempt Trust may not:

a. write, purchase of sell puts, calls or combinations thereof.

b. subject to its fundamental investment restrictions, the Tax-Exempt Trust may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Tax-Exempt Trust.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

CMA State Funds (except the Florida Fund)

The Trust has adopted a number of restrictions and policies relating to the investment of each State Fund’s assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective State Fund’s outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Under these fundamental investment restrictions, no State Fund may:

(1) purchase any securities other than securities referred to under “Details About Each Fund — How Each Fund Invests” in the Prospectus and under “Investment Objectives and Policies” herein;

(2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

(3) make investments for the purpose of exercising control or management;

(4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

(5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

(6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

(7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each State Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under “Investment Objectives and Policies” and “Information Concerning Tax Exempt Securities;”

(8) make loans to other persons, provided that each State Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

(9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, State Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. State Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

(10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the State Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

(11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;

(12) act as an underwriter of securities, except to the extent that the State Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the State Fund may be deemed an underwriter under the Securities Act in selling portfolio securities;

(13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than  1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and

(14) issue senior securities to the extent such issuance would violate applicable law.

(15) invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, neither the U.S. Government nor any state, municipality nor political subdivision thereof is considered to be part of any industry.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Florida Fund

The Trust, on behalf of the Florida Fund, has adopted restrictions and policies relating to the investment of its assets and its activities. Certain of the restrictions are fundamental policies of the Florida Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act (which for this purpose means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Trust, on behalf of the Florida Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

Set forth below are the Florida Fund’s fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Florida Fund are in terms of current market value.

Under its fundamental investment restrictions, the Florida Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information.

The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities, and instruments issued by domestic banks and tax-exempt securities issued by states, their political subdivisions, agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

(8) Make investments for the purpose of exercising control or management. Under its non-fundamental investment restrictions, the Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time that Fund’s shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Prospectus or applicable law.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, in the ordinary course of business within seven days at approximately current value, if at the time of acquisition more than 10% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

(d) Notwithstanding fundamental investment restriction (2) above, borrow money or pledge its assets, except that the Fund (a) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund, as applicable. Such leveraging or borrowing increases the exposure of the Fund to capital risk and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowing exceeds 5% of its total assets.

Except with respect to restriction (2), a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

III.	Information on Trustees and Officers

The Board of Trustees of each Fund consists of seven individuals, six of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The same individuals serve as the Trustees of the Tax-Exempt Trust. The Trustees of each Fund are responsible for the overall oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of each Fund’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committees are the appointment, compensation, retention and oversight of each Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. Each Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to each Fund, (ii) discuss with the independent registered public accounting firm certain matters relating to each Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to its independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of each Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider information and comments of the independent registered public accounting firm with respect to each Fund’s accounting and financial reporting policies, procedures and internal controls over financial reporting and Fund management’s responses thereto. The Board of each Fund has adopted a written charter for its Audit Committee. Each Audit Committee has retained independent legal counsel to assist it in connection with these duties. Each Audit Committee four times during the fiscal year ended March 31, 2006.

Cynthia A. Montgomery and Edward D. Zinbarg are the members of each Fund’s Nominating Committee. The principal responsibilities of the Nominating Committees are to identify individuals qualified to serve as non-interested Trustees of the applicable Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the nomination of the Fund’s non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by shareholders of the relevant Fund or by interest holders of Tax-Exempt Trust as it deems appropriate. Fund shareholders or Tax-Exempt Trust interest holders who wish to recommend a nominee should send nominations to the Secretary of the applicable Fund that include biographical information and set forth the qualifications of the proposed nominee. Each Nominating Committee met once during each Fund’s fiscal year ended March 31, 2006.

Biographical Information

Certain biographical and other information relating to the non-interested Trustees is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager, Merrill Lynch Investment Managers, L.P. (“MLIM”) or their affiliates (“MLIM/FAM-advised funds”) and any public directorships.

Name, Address(a) and Age of Trustee	Position(s) Held with the Fund	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships

Ronald W. Forbes (65)(c)	Trustee	Trustee since 1987	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	49 registered investment companies consisting of 50 portfolios	None

Cynthia A. Montgomery (54)(d)	Trustee	Trustee since 1994	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	49 registered investment companies consisting of 50 portfolios	Newell Rubbermaid, Inc. (manufacturing)

Jean Margo Reid (60)	Trustee	Trustee since 2004	Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.	49 registered investment companies consisting of 50 portfolios	None

Roscoe S. Suddarth (70)	Trustee	Trustee since 2000	President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995 and Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.	49 registered investment companies consisting of 50 portfolios	None

Richard R. West (68)	Trustee	Trustee since 1987	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	49 registered investment companies consisting of 50 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

Edward D. Zinbarg (71)	Trustee	Trustee since 2000	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	49 registered investment companies consisting of 50 portfolios	None

(a)	The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
(b)	Each Trustee serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
(c)	Chairman of the Board of Trustees and the Audit Committee.
(d)	Chairman of the Nominating Committee.

Certain biographical and other information relating to the Trustee who is an officer and “interested person” of each Fund as defined in the Investment Company Act and to the other officers of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of MLIM/FAM-advised funds overseen and any public directorships:

Name, Address(a) and Age	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships

Robert C. Doll, Jr.(c) (51)	President and Trustee of each Fund	Trustee(d) and President since 2005	President of the MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	131 registered investment companies consisting of 177 portfolios	None

Donald C. Burke (46)	Vice President and Treasurer of each Fund	Vice President since 1993 and Treasurer since 1999	First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999 and Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	139 registered investment companies consisting of 185 portfolios	None

Kenneth A. Jacob (55)	Senior Vice President of each Fund	Vice President of each Fund since 2002	Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director of MLIM from 1997 to 2000.	39 registered investment companies consisting of 53 portfolios	None

John M. Loffredo(42)	Senior Vice President of each Fund	Vice President since 2002	Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director of MLIM from 1997 to 2000.	40 registered investment companies consisting of 54 portfolios	None

Edward J. Andrews (46)	Vice President and Portfolio Manager of New York Fund	Vice President since 1993	Director (Tax Exempt Fund Management) of MLIM since 2000; Vice President of MLIM from 1991 to 2000.	1 registered investment company consisting of 1 portfolio	None

Steven T. Lewis (43)	Vice President and Portfolio Manager of California, Connecticut, and New Jersey Funds	Vice President since 1996	Director (Tax-Exempt Fund Management) of MLIM since 2006; Vice President of MLIM from 1998 to 2006.	1 registered investment company consisting of 3 portfolios	None

Darrin J. SanFillippo(41)	Vice President and Portfolio Manager of Arizona, Michigan, North Carolina and Pennsylvania Funds	Vice President since 1996	Director (Tax-Exempt Fund Management) of MLIM since 2006; Vice President thereof from 2000 to 2006.	1 registered investment company consisting of 4 portfolios	None

Name, Address(a) and Age	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships

Kevin Schiatta (51)	Vice President and Portfolio Manager of Massachusetts and Ohio Funds	Vice President since 1990	CMA Massachusetts Municipal Money Fund Director (Tax Exempt Fund Management) of MLIM since 2000; Vice President of MLIM from 1994 to 2000. CMA Ohio Municipal Money Fund Director (Tax Exempt Fund Management) of MLIM since 2000; Vice President of MLIM from 1994 to 2000. Boston Funds Master Institutional Tax-Exempt Fund Director of MLIM since 2000; Vice President of MLIM from 1985 to 2000. Merrill Lynch Institutional Tax-Exempt Fund (Feeder) Director of MLIM since 2000; Vice President of MLIM from 1985 to 2000.	3 registered investment companies consisting of 3 portfolios	None

Marie Sheehan (46)	Vice President and Portfolio Manager of Florida Fund	Vice President since 2005	Director of MLIM since 2000 and a portfolio manager since 1988.	1 registered investment company consisting of 1 portfolio	None

Peter Hayes (47)	Vice President and Portfolio Manager of Tax-Exempt Fund	Vice President since 1989	Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Director of MLIM from 1997 to 2000; Vice President of MLIM from 1988 to 1997.	4 registered investment companies consisting of 2 portfolios	None

Jeffrey Hiller (54)	Chief Compliance Officer	Chief Compliance Officer since 2004	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	140 registered investment companies consisting of 186 portfolios	None

Alice A. Pellegrino (46)	Secretary of each Fund	Secretary since 2004	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	132 registered investment companies consisting of 178 portfolios	None

(a)	The address of each Trustee and officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
(b)	Each officer is elected by and serves at the pleasure of the Board of Trustees of the Tax-Exempt Fund and the Trust.
(c)	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Tax-Exempt Fund and the Trust based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.
(d)	As a Trustee, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Trust’s by-laws or charter or by statute.

Share Ownership

Information relating to each Trustee’s share ownership in each Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Merrill Lynch Supervised Funds”) as of December 31, 2005 is set forth in the table below.

Aggregate Dollar Range of Equity Securities
Name	Tax-Exempt Fund	Arizona Fund	California Fund	Connecticut Fund

Interested Trustee:

Robert C. Doll, Jr.	None	None	None	None

Non-Interested Trustees:

Ronald W. Forbes	None	None	None	None

Cynthia A. Montgomery	None	None	None	None

Jean Margo Reid	None	None	None	None

Roscoe S. Suddarth	$10,001-$50,000	None	None	None

Richard R. West	None	None	None	None

Edward D. Zinbarg	None	None	None	None

Aggregate Dollar Range of Equity Securities
Name	Florida Fund	Massachusetts Fund	Michigan Fund	New Jersey Fund

Interested Trustee:

Robert C. Doll, Jr.	None	None	None	None

Non-Interested Trustees:

Ronald W. Forbes	None	None	None	None

Cynthia A. Montgomery	None	Over $100,000	None	None

Jean Margo Reid	None	None	None	None

Roscoe S. Suddarth	None	None	None	None

Richard R. West	None	None	None	None

Edward D. Zinbarg	None	None	None	Over $100,000

Aggregate Dollar Range of Equity Securities
Name	New York Fund	North Carolina Fund	Ohio Fund	Pennsylvania Fund

Interested Trustee:

Robert C. Doll, Jr.	None	None	None	None

Non-Interested Trustees:

Ronald W. Forbes	$50,001-$100,000	None	None	None

Cynthia A. Montgomery	None	None	None	None

Jean Margo Reid	None	None	None	None

Roscoe S. Suddarth	None	None	None	None

Richard R. West	None	None	None	None

Edward D. Zinbarg	None	None	None	None

Name	Aggregate Dollar Range of Equity Securities in Supervised Merrill Lynch Funds

Interested Trustees:

Robert C. Doll, Jr.	Over $100,000

Non-Interested Trustees:

Ronald W. Forbes	Over $100,000

Cynthia A. Montgomery	Over $100,000

Jean Margo Reid	Over $100,000

Roscoe S. Suddarth	Over $100,000

Richard R. West	Over $100,000

Edward D. Zinbarg	Over $100,000

As of July 7, 2006, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of any Fund. As of December 31, 2005, none of the non-interested Trustees or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Trustees

The Tax-Exempt Fund pays each non-interested Trustee a combined fee, for service on the Tax-Exempt Fund/Trust Board and Audit Committee, of $7,000 per year plus $250 per in-person Board meeting attended and $250 per in-person Audit Committee meeting attended. The Chairman of the Tax-Exempt Fund/Trust Audit Committee receives an additional fee of $2,083 per year. The State Funds pay each non-interested Trustee a combined fee, for service on each State Fund Board and Audit Committee, of $10,000 per year plus $500 per in person Board meeting attended and $500 per each in person Audit Committee meeting attended. The Chairman of each State Fund Audit Committee receives an additional fee of $2,083 per year. Each Fund reimburses each non-interested Trustee for his or her out-of-pocket expenses related to attendance at Board, Audit Committee and Nominating Committee meetings.

The following tables show the compensation earned by the non-interested Trustees for each Fund’s fiscal year ended March 31, 2006, and the aggregate compensation paid to them by all MLIM/FAM-advised funds for the calendar year ended December 31, 2005.

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds(a) Paid to Trustees

CMA Tax-Exempt Fund/Trust

Ronald W. Forbes(b)	$10,582	None	$304,567

Cynthia A. Montgomery	$9,000	None	$254,567

Jean Margo Reid	$9,000	None	$254,567

Roscoe S. Suddarth	$9,000	None	$254,567

Richard R. West	$9,000	None	$254,567

Edward D. Zinbarg	$9,000	None	$254,567

CMA Arizona Fund

Ronald W. Forbes(b)	$296	None	$304,567

Cynthia A. Montgomery	$261	None	$254,567

Jean Margo Reid	$261	None	$254,567

Roscoe S. Suddarth	$261	None	$254,567

Richard R. West	$261	None	$254,567

Edward D. Zinbarg	$261	None	$254,567

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds(a) Paid to Trustees

CMA California Fund

Ronald W. Forbes(b)	$3,961	None	$304,567

Cynthia A. Montgomery	$3,498	None	$254,567

Jean Margo Reid	$3,498	None	$254,567

Roscoe S. Suddarth	$3,498	None	$254,567

Richard R. West	$3,498	None	$254,567

Edward D. Zinbarg	$3,498	None	$254,567

CMA Connecticut Fund

Ronald W. Forbes(b)	$862	None	$304,567

Cynthia A. Montgomery	$766	None	$254,567

Jean Margo Reid	$766	None	$254,567

Roscoe S. Suddarth	$766	None	$254,567

Richard R. West	$766	None	$254,567

Edward D. Zinbarg	$766	None	$254,567

CMA Florida Fund

Ronald W. Forbes(b)	$83	None	$304,567

Cynthia A. Montgomery	$55	None	$254,567

Jean Margo Reid	$55	None	$254,567

Roscoe S. Suddarth	$55	None	$254,567

Richard R. West	$55	None	$254,567

Edward D. Zinbarg	$55	None	$254,567

CMA Massachusetts Fund

Ronald W. Forbes(b)	$567	None	$304,567

Cynthia A. Montgomery	$502	None	$254,567

Jean Margo Reid	$502	None	$254,567

Roscoe S. Suddarth	$502	None	$254,567

Richard R. West	$502	None	$254,567

Edward D. Zinbarg	$502	None	$254,567

CMA Michigan Fund

Ronald W. Forbes(b)	$478	None	$304,567

Cynthia A. Montgomery	$424	None	$254,567

Jean Margo Reid	$424	None	$254,567

Roscoe S. Suddarth	$424	None	$254,567

Richard R. West	$424	None	$254,567

Edward D. Zinbarg	$424	None	$254,567

Name of Trustee	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds(a) Paid to Trustees

CMA New Jersey Fund

Ronald W. Forbes(b)	$1,756	None	$304,567

Cynthia A. Montgomery	$1,552	None	$254,567

Jean Margo Reid	$1,552	None	$254,567

Roscoe S. Suddarth	$1,552	None	$254,567

Richard R. West	$1,552	None	$254,567

Edward D. Zinbarg	$1,552	None	$254,567

CMA New York Fund

Ronald W. Forbes(b)	$3,893	None	$304,567

Cynthia A. Montgomery	$3,451	None	$254,567

Jean Margo Reid	$3,451	None	$254,567

Roscoe S. Suddarth	$3,451	None	$254,567

Richard R. West	$3,451	None	$254,567

Edward D. Zinbarg	$3,451	None	$254,567

CMA North Carolina Fund

Ronald W. Forbes(b)	$319	None	$304,567

Cynthia A. Montgomery	$282	None	$254,567

Jean Margo Reid	$282	None	$254,567

Roscoe S. Suddarth	$282	None	$254,567

Richard R. West	$282	None	$254,567

Edward D. Zinbarg	$282	None	$254,567

CMA Ohio Fund

Ronald W. Forbes(b)	$605	None	$304,567

Cynthia A. Montgomery	$536	None	$254,567

Jean Margo Reid	$536	None	$254,567

Roscoe S. Suddarth	$536	None	$254,567

Richard R. West	$536	None	$254,567

Edward D. Zinbarg	$536	None	$254,567

CMA Pennsylvania Fund

Ronald W. Forbes(b)	$763	None	$304,567

Cynthia A. Montgomery	$673	None	$254,567

Jean Margo Reid	$673	None	$254,567

Roscoe S. Suddarth	$673	None	$254,567

Richard R. West	$673	None	$254,567

Edward D. Zinbarg	$673	None	$254,567

(a)	For information on the number of MLIM/FAM-advised funds from which each Trustee received compensation, see the chart beginning on p. I-12.
(b)	Chairman of the Board and the Audit Committee.

IV.	Management and Advisory Arrangements

Management Services for the State Funds. The Trust has entered into a separate Management Agreement on behalf of each State Fund with the Manager, pursuant to which the Manager receives a monthly fee from each State Fund at the following annual rates:

Portion of average daily net assets:	Rate

Not exceeding $500 million	0.500%

In excess of $500 million but not exceeding $1 billion	0.425%

In excess of $1 billion	0.375%

Set forth below are the total management fees paid by each State Fund to the Manager pursuant to its respective Management Agreement for the periods indicated:

Management and Advisory Arrangements

	Fees Paid For the Year Ended March 31,			Fees Waived For the Year Ended March 31,
	2006	2005	2004	2006	2005	2004

Arizona Fund	$892,562	$868,386	$917,090	$0	$0	$6,549

California Fund	$9,870,620	$9,655,027	$10,651,507	$0	$0	$0

Connecticut Fund	$2,478,535	$2,751,677	$2,934,512	$0	$0	$11,259

Florida Fund	$733,161(a)	N/A	N/A	$207,412(a)	N/A	N/A

Massachusetts Fund	$1,661,710	$1,821,231	$1,971,968	$0	$0	$0

Michigan Fund	$1,452,950	$1,573,088	$1,708,179	$0	$0	$0

New Jersey Fund	$4,732,931	$4,966,589	$5,422,120	$0	$0	$2,664

New York Fund	$9,425,939	$9,760,798	$10,110,553	$0	$0	$0

North Carolina Fund	$947,203	$1,091,501	$1,350,630	$0	$0	$295

Ohio Fund	$1,773,341	$1,987,424	$2,227,706	$0	$0	$0

Pennsylvania Fund	$2,368,785	$2,434,466	$2,669,193	$0	$0	$0

(a)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

Management Services for the Tax-Exempt Fund/Tax-Exempt Trust. The Tax-Exempt Fund invests all of its assets in the Tax-Exempt Trust. Accordingly, the Tax-Exempt Fund does not invest directly in portfolio securities and does not require management services. All portfolio management occurs at the level of the Tax-Exempt Trust. The Manager acts as the manager of the Tax-Exempt Trust and provides the Tax-Exempt Trust with management services pursuant to a management agreement between FAM and the Tax-Exempt Trust (the “Management Agreement”).

Tax-Exempt Fund Management Fee. The Manager receives a monthly fee from the Tax-Exempt Trust at the annual rates set forth below:

Portion of average daily value of net assets:	Rate

Not exceeding $500 million	0.25%

In excess of $500 million but not exceeding $1 billion	0.175%

In excess of $1 billion	0.125%

The table below sets forth the total management fees paid by the Tax-Exempt Trust to FAM for the periods indicated:

	For Fiscal Years Ended March 31,
	2006	2005	2004

Tax-Exempt Trust	$12,687,362	$13,303,547	$13,919,209

CMA Tax-Exempt Fund Administrative Services and Administration Fee. The Tax-Exempt Fund has entered into an administration agreement (the “Administration Agreement”) with FAM as Administrator (in such capacity, the “Administrator”). For its services to the Tax-Exempt Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of the Tax-Exempt Fund.

The table below sets forth the total administration fees paid by the Tax-Exempt Fund to FAM for the periods indicated:

	For the Fiscal Year Ended March 31,
	2006	2005	2004

Tax-Exempt Fund	$21,749,642	$23,045,374	$24,904,994

Transfer Agency Services

The table below sets forth the fees paid by each Fund to the transfer agent for the periods indicated:

	For the Year Ended March 31,
	2006	2005	2004

Tax Exempt Fund	$1,325,061	$1,296,614	$1,244,282

Arizona Fund	$17,307	$17,863	$17,026

California Fund	$219,207	$205,488	$187,202

Connecticut Fund	$44,892	$42,698	$41,167

Florida Fund	$15,519(a)	N/A	N/A

Massachusetts Fund	$49,610	$48,872	$47,357

Michigan Fund	$40,533	$41,788	$43,267

New Jersey Fund	$127,738	$119,035	$117,783

New York Fund	$260,661	$240,955	$233,804

North Carolina Fund	$29,578	$31,621	$31,763

Ohio Fund	$59,702	$59,617	$57,142

Pennsylvania Fund	$73,081	$72,825	$73,052

(a)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

Accounting Services

The table below shows the amounts paid by the Tax-Exempt Trust and each State Fund to State Street Bank and Trust Company (“State Street”) and to the Manager for accounting services for the periods indicated:

	Paid to State Street			Paid to the Manager
	For the Year Ended March 31,			For the Year Ended March 31,
	2006	2005	2004	2006	2005	2004

Tax-Exempt Trust(a)	$1,002,558	$1,043,537	$1,039,238	$220,752	$248,516	$203,561

Arizona Fund	$50,538	$48,649	$48,708	$4,193	$3,474	$3,814

California Fund	$304,003	$304,805	$329,413	$55,121	$48,217	$52,231

Connecticut Fund	$99,292	$108,461	$112,404	$11,984	$12,043	$12,026

Florida Fund	$30,850(b)	N/A	N/A	$347(b)	N/A	N/A

Massachusetts Fund	$72,898	$77,447	$81,626	$7,562	$7,412	$7,988

Michigan Fund	$66,205	$70,389	$72,959	$6,704	$6,383	$6,760

New Jersey Fund	$167,975	$179,885	$193,109	$23,204	$22,484	$24,662

New York Fund	$298,742	$309,809	$315,758	$52,399	$50,335	$49,480

North Carolina Fund	$52,280	$57,147	$62,049	$4,347	$3,495	$5,390

Ohio Fund	$76,705	$83,490	$89,146	$7,589	$8,865	$8,959

Pennsylvania Fund	$96,371	$97,093	$103,484	$10,818	$10,034	$11,312

(a)	For providing services to the Tax-Exempt Trust and the Tax-Exempt Fund.
(b)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

V.	Distribution Related Expenses

The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) that are covered by the Management Agreements (see “Management of the Funds-Management and Advisory Arrangements”). The Trustees believe that each Fund’s expenditures under the Amended Distribution and Shareholder Servicing Plan (the “Distribution Plan”) benefit such Fund and its shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to the Distribution Plan for the periods indicated. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.

	For the Fiscal Year Ended March 31,
	2006	2005	2004

Tax-Exempt Fund	$10,597,343	$11,504,068	$12,416,894

Arizona Fund	$218,157	$215,398	$224,169

California Fund	$2,916,594	$2,901,323	$3,232,703

Connecticut Fund	$610,008	$697,728	$750,838

Florida Fund	$175,937(a)	N/A	N/A

Massachusetts Fund	$398,919	$453,524	$490,198

Michigan Fund	$347,720	$374,915	$403,780

New Jersey Fund	$1,246,152	$1,345,205	$1,487,322

New York Fund	$2,796,492	$2,956,610	$3,053,758

North Carolina Fund	$228,163	$272,619	$337,621

Ohio Fund	$433,977	$496,274	$555,247

Pennsylvania Fund	$575,671	$600,502	$664,454

(a)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

VI.	Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. Set forth below is the seven day yield for each Fund as of the fiscal year ended March 31, 2006.

Fund	Seven-Day Period Ended March 31, 2006

Tax-Exempt Fund	2.67%

Arizona Fund	2.58%

California Fund	2.58%

Connecticut Fund	2.46%

Florida Fund	2.57%

Massachusetts Fund	2.53%

Michigan Fund	2.61%

New Jersey Fund	2.56%

New York Fund	2.57%

North Carolina Fund	2.50%

Ohio Fund	2.50%

Pennsylvania Fund	2.51%

VII.	Computation of Offering Price Per Share

An illustration of the computation of the offering price for shares of each Fund based on the value of the respective Fund’s net assets and number of shares outstanding on March 31, 2006 is set forth below:

Tax-Exempt Fund

As of March 31, 2006

Net Assets	$8,761,108,390

Number of Shares Outstanding	$8,763,803,410

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Arizona Fund

As of March 31, 2006

Net Assets	$169,646,534

Number of Shares Outstanding	$169,719,821

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

California Fund

As of March 31,2006

Net Assets	$2,693,458,699

Number of Shares Outstanding	$2,694,258,071

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Connecticut Fund

As of March 31, 2006

Net Assets	$510,151,224

Number of Shares Outstanding	$510,287,636

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Florida Fund

As of March 31, 2006

Net Assets	$472,294,893

Number of Shares Outstanding	$472,293,830

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Massachusetts Fund

As of March 31, 2006

Net Assets	$345,065,435

Number of Shares Outstanding	$345,076,345

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Michigan Fund

As of March 31, 2006

Net Assets	$283,668,686

Number of Shares Outstanding	$283,825,495

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

New Jersey Fund

As of March 31, 2006

Net Assets	$1,103,795,823

Number of Shares Outstanding	$1,103,958,402

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

New York Fund

As of March 31, 2006

Net Assets	$2,510,821,458

Number of Shares Outstanding	$2,511,596,234

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

North Carolina Fund

As of March 31, 2006

Net Assets	$203,180,103

Number of Shares Outstanding	$203,197,428

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Ohio Fund

As of March 31, 2006

Net Assets	$327,055,559

Number of Shares Outstanding	$327,055,559

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

Pennsylvania Fund

As of March 31, 2006

Net Assets	$497,912,021

Number of Shares Outstanding	$498,097,317

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$1.00

Offering Price	$1.00

VIII.	Portfolio Transactions

See “Portfolio Transactions” in Part II of this Statement of Additional Information for further information.

Set forth below are the number of principal transactions the Tax-Exempt Trust and each State Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the periods indicated:

	For the Year Ended March 31,
	2006		2005		2004
	Number of Transactions	Aggregate Amount(a)	Number of Transactions	Aggregate Amount(a)	Number of Transactions	Aggregate Amount(a)

Tax-Exempt Trust	15	$391.8	8	$472.4	17	$306.5

Arizona Fund	0	$0.0	14	$64.2	16	$44.9

California Fund	16	$223.8	36	$347.9	92	$1,192.7

Connecticut Fund	2	$28.5	3	$27.0	7	$69.2

Florida Fund	0(b)	$0.0(b)	N/A	N/A	N/A	N/A

Massachusetts Fund	0	$0.0	0	$0.0	0	$0.0

Michigan Fund	0	$0.0	0	$0.0	1	$2.0

New Jersey Fund	1	$10.0	1	$29.3	2	$21.4

New York Fund	0	$.0	0	$0.0	0	$0.0

North Carolina Fund	4	$5.2	18	$41.1	21	$50.6

Ohio Fund	0	$0.0	0	$0.0	0	$0.0

Pennsylvania Fund	0	$0.0	1	$5.2	0	$0.0

(a)	In millions.
(b)	For the period November 15, 2005 (commencement of operations) to March 31, 2006.

IX.	Additional Information

Description of CMA Multi-State Municipal Series Trust and State Fund Shares

The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Florida, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Trust offering their shares to the public. Each series currently has only one class of shares. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series.

The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

Description of Tax-Exempt Trust and Tax-Exempt Fund Shares

The Tax-Exempt Fund is a “feeder” fund that invests in a corresponding “master” fund, the Tax-Exempt Trust. Investors in the Tax-Exempt Fund have an indirect interest in the Tax-Exempt Trust. The Tax-Exempt Trust accepts investments from other feeder funds, and all of the feeder funds of the Tax-Exempt Trust bear that Trust’s expenses in proportion to their assets. This structure permits the pooling of assets of two or more feeder funds in the Tax-Exempt Trust in an effort to achieve potential economies of scale and efficiencies in portfolio management while preserving separate identities, management, pricing structures, and/or distribution channels at the feeder fund level. If the Tax-Exempt Trust has a larger investment portfolio, certain transaction costs may be reduced to the extent that contributions to and redemptions from the Tax-Exempt Trust from different feeder funds may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Tax-Exempt Trust on more attractive terms, or could experience better performance, than another feeder fund.

The Tax-Exempt Fund is an unincorporated business trust organized on June 5, 1989 under the laws of Massachusetts. The Tax-Exempt Fund is the successor to a Massachusetts business trust organized on January 15, 1981. The Fund is a no-load, diversified, open-end investment company. The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares. Shares are fully paid and nonassessable by the Fund.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, to divide the shares into one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Tax-Exempt Fund. The Fund currently has a single class of shares. Each share represents an equal proportionate interest in the Tax-Exempt Fund with each other share. Upon liquidation of the Tax-Exempt Fund, shareholders are entitled to share pro rata in the net assets of the Tax-Exempt Fund available for distribution to shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of Tax-Exempt Fund. Shares of the Tax-Exempt Fund are fully paid and non-assessable by the Tax-Exempt Fund.

The Tax-Exempt Trust is organized as a Delaware statutory trust. Whenever the Tax-Exempt Fund is requested to vote on any matter relating to the Tax-Exempt Trust, the Tax-Exempt Fund will hold a meeting of the Tax-Exempt Fund’s shareholders and will cast its vote as instructed by the Tax-Exempt Fund’s shareholders.

Whenever the Tax-Exempt Trust holds a vote of its feeder funds, the Tax-Exempt Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Tax-Exempt Fund over the operations of the Tax-Exempt Trust. The Tax-Exempt Fund may withdraw from the Tax-Exempt Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Tax-Exempt Fund’s assets directly.

Principal Shareholders

To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of a Fund’s shares as of July 7, 2006:

Name	Address	Percentage and Class
CMA CONNECTICUT:
David H. Komansky	800 Scudders Mill Road Plainsboro, NJ 08536	14.23%
CMA MASSACHUSETTS:
Mr. George P. Reiser	800 Scudders Mill Road Plainsboro, NJ 08536	6.00%
CMA MICHIGAN:
David L. Van Andel TTEE U/L DTD 11/30/06 By David L Van Andel	800 Scudders Mill Road Plainsboro, NJ 08536	6.02%

CMA NORTH CAROLINA:
Ann P. Babcock TTEE U/A DTD 12/19/1995 Ann P. Babcock	800 Scudders Mill Road Plainsboro, NJ 08536	10.31%

X.	State Fund Tax Summaries

Arizona. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders that are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Bonds. To the extent that the Arizona Fund’s distributions are derived from (i) interest on its taxable investments, or (ii) capital gains, such distributions are considered ordinary income for Arizona income tax purposes.

California. So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of California State Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.

Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law (“Connecticut Obligations”) or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer’s Federal adjusted gross income.

Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

Florida. Dividends paid by the Florida Fund to individuals who are Florida residents are not subject to personal income taxation by Florida because Florida does not impose a personal income tax. Distributions of investment income and capital gains by the Fund will be subject to Florida corporate income taxes and state taxes in states other than Florida. Florida currently imposes an annual tax on intangible personal property. Shares of the Florida Fund have been exempt from this tax because, on the tax assessment date, 90% of the net asset value of the Florida Fund’s portfolio of assets consisted of assets exempt from the Florida intangible personal property tax. The Florida Legislature has passed a bill (H.B. 209) that would eliminate the Florida intangible personal property tax. The Governor is expected to sign the bill. If the bill becomes law, Florida residents will not receive any state tax benefits from investing in the Florida Fund.

Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax imposed by the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, interest on which is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, “Massachusetts-exempt dividends”). The portion of any deduction (e.g. an interest deduction) otherwise available to a shareholder that relates or is allocable to Massachusetts-exempt dividends received by the shareholder will not be deductible for Massachusetts income tax purposes.

Any capital gain dividends paid by the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rate on long-

term capital gains, including capital gain dividends paid by a Fund, is the same rate applicable to ordinary income.

In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation’s Massachusetts gross income and taxed accordingly. Distributions received directly or indirectly from a Fund will not be eligible for the dividends-received deduction for Massachusetts corporate taxpayers. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.

Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long term or short term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.

The intangibles tax was totally repealed effective January 1, 1998. The income tax rate began a gradual reduction of one-tenth of one percent per year in year 2000, from 4.2 percent, down to a 4.0 percent rate for 2003. The scheduled reduction to 3.9 percent was delayed and became effective July 1, 2004. Although scheduled reductions in the single business tax have been delayed due to the slowdown in the economy, the tax is still scheduled to expire in 2010.

New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends.

Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors that might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

Under present New Jersey law, a RIC, such as the New Jersey Fund, will pay a minimum tax based on the New Jersey gross receipts, which tax shall not be greater than $2,000. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

New York. The portion of exempt-interest dividends equal to the portion which the New York Fund’s interest on New York State Municipal Securities bears to all of the New York Fund’s tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund’s tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates for New York State and City personal income tax purposes. Distributions paid to a corporate shareholder from investment income, including exempt-interest dividends, and capital gains of the New York Fund will be subject to New York State corporate franchise and New York City corporation income tax.

North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund’s distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

Ohio. To the extent that the Ohio Fund’s distributions are derived from Ohio public obligations, or the interest thereon or the transfer, and any profit made on the sale, exchange or other disposition of Ohio public obligations, said distributions are exempt from taxes levied by the State of Ohio and its subdivisions (which exclusion includes, without limitation, Ohio personal income tax and net income base used in calculating the Ohio corporate franchise tax and taxable gross receipts for purposes of the Ohio commercial activity tax), irrespective of the treatment of such distributions for federal income tax purposes. To the extent that the Ohio Fund’s distributions are derived from interest on its non-Ohio public obligations or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses on non-Ohio public obligations, such distributions are considered ordinary income for federal income tax purposes and are therefore subject to the Ohio personal income tax and the Ohio corporate franchise tax. Similarly, subject to certain exceptions, distributions on non-Ohio public obligations, if any, of net long-term capital gains which are income for federal income tax purposes are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.

Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.

Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.

Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities (if assessed) to the extent the Pennsylvania Fund’s portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date.

Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

An investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the Commission. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

The foregoing is a general and abbreviated summary of the state tax laws for each State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each State Fund should consult their tax advisers about other state and local tax consequences of their investment in such State Fund.

XI.	Financial Statements

The Tax-Exempt Fund’s audited financial statements and the audited financial statements of the Tax-Exempt Trust, together with the respective reports of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to that Fund’s 2006 Annual Report. Each State Fund’s audited financial statements, together with the report of independent registered public accounting firm, are incorporated by reference to the CMA Multi-State Municipal Series Trust’s 2006 Annual Report. You may request a copy of the Annual Reports at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

PART II

Part II of this statement of additional information contains information about the following funds: CMA Arizona Municipal Money Fund (“CMA Arizona”), CMA California Municipal Money Fund (“CMA California”), CMA Connecticut Municipal Money Fund (“CMA Connecticut”), CMA Florida Municipal Money Fund (“CMA Florida”), CMA Massachusetts Municipal Money Fund (“CMA Massachusetts”), CMA Michigan Municipal Money Fund (“CMA Michigan”), CMA New Jersey Municipal Money Fund (“CMA New Jersey”), CMA New York Municipal Money Fund (“CMA New York”), CMA North Carolina Municipal Money Fund (“CMA North Carolina”), CMA Ohio Municipal Money Fund (“CMA Ohio”), and CMA Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), each a series of the CMA Multi-State Municipal Series Trust (collectively, the “CMA State Funds”); CMA Government Securities Fund (“CMA Government Securities”); CMA Money Fund (“CMA Money”); CMA Tax-Exempt Fund (“CMA Tax-Exempt”); CMA Treasury Fund (“CMA Treasury”); WCMA Government Securities Fund (“WCMA Government Securities”); WCMA Money Fund (“WCMA Money”); WCMA Tax-Exempt Fund (“WCMA Tax-Exempt”); WCMA Treasury Fund (“WCMA Treasury”); Merrill Lynch Ready Assets Trust (“Ready Assets Trust”); Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust (“Retirement Reserves”); Merrill Lynch U.S.A. Government Reserves (“U.S.A. Government Reserves”); and Merrill Lynch U.S. Treasury Money Fund (“U.S. Treasury Money”).

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.”

Throughout this Statement of Additional Information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The CMA State Funds, CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury may be collectively referred to herein as the “CMA Funds.” The CMA State Funds and CMA Tax-Exempt may be collectively referred to herein as the “CMA Tax-Exempt Funds.” WCMA Government Securities, WCMA Money, WCMA Tax-Exempt and WCMA Treasury may be collectively referred to herein as the “WCMA Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to as “Trustees.” Merrill Lynch Investment Managers, L.P. (“MLIM”) or Fund Asset Management, L.P. (“FAM”), as applicable, is the manager of each Fund and is referred to as the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities and Exchange Commission is referred to herein as the “Commission.”

CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury as well as each of the WCMA Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master trust (each, a “Master Trust”), a mutual fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master Trust. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Trust in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master Trust.

Investment Risks and Considerations

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of this Statement of Additional Information for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that

Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

	CMA Arizona Municipal Money Fund	CMA California Municipal Money Fund	CMA Connecticut Municipal Money Fund	CMA Florida Municipal Money Fund	CMA Massachusetts Municipal Money Fund	CMA Michigan Municipal Money Fund	CMA New Jersey Municipal Money Fund	CMA New York Municipal Money Fund	CMA North Carolina Municipal Money Fund	CMA Ohio Municipal Money Fund	CMA Pennsylvania Municipal Money Fund	CMA Government Securities Fund
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X	X
Bank Money Instruments
Commercial Paper and Other Short-Term Obligations
Foreign Bank Money Instruments
Foreign Short-Term Debt Instruments
Forward Commitments												X
Municipal Investments	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Derivative Products	X	X	X	X	X	X	X	X	X	X	X
Municipal Notes	X	X	X	X	X	X	X	X	X	X	X
Municipal Commercial Paper	X	X	X	X	X	X	X	X	X	X	X
Municipal Lease Obligations	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Short-Term Maturity Standards	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Quality Standards	X	X	X	X	X	X	X	X	X	X	X
Municipal Securities - Other Factors	X	X	X	X	X	X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”
Single State Risk	X	X	X	X	X	X	X	X	X	X	X
Taxable Money Market Securities	X	X	X	X	X	X	X	X	X	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements; Purchase and Sale Contracts												X
Reverse Repurchase Agreements
Securities Lending
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X	X	X	X	X	X	X	X

	CMA Money Fund	CMA Tax-Exempt Fund	CMA Treasury Fund	WCMA Government Securities Fund	WCMA Money Fund	WCMA Tax-Exempt Fund	WCMA Treasury Fund	Merrill Lynch Ready Assets Trust	Merrill Lynch Retirement Reserves Money Fund	Merrill Lynch U.S.A. Government Reserves	Merrill Lynch U.S. Treasury Money Fund
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X	X	X	X
Bank Money Instruments	X				X			X	X
Commercial Paper and Other Short-Term Obligations	X				X			X	X
Foreign Bank Money Instruments	X				X			X	X
Foreign Short-Term Debt Instruments	X				X			X	X
Forward Commitments	X		X	X	X		X	X	X	X	X
Municipal Investments		X				X
Municipal Securities		X				X
Municipal Securities - Derivative Products		X				X
Municipal Notes		X				X
Municipal Commercial Paper		X				X
Municipal Lease Obligations		X				X
Municipal Securities - Short-Term Maturity Standards		X				X
Municipal Securities - Quality Standards		X				X
Municipal Securities - Other Factors		X				X
Purchase of Securities with Fixed Price “Puts”		X				X
Single State Risk
Taxable Money Market Securities
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs		X				X
Repurchase Agreements
Repurchase Agreements; Purchase and Sale Contracts	X			X	X			X	X	X
Reverse Repurchase Agreements	X				X			X	X
Securities Lending	X				X			X	X
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X	X	X			X	X

Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio diversification requirements applicable to all money market funds. Rule 2a-7 currently requires that each Fund (other than the CMA State Funds) limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1% of its total assets (in the case of each of CMA Tax-Exempt and WCMA Tax-Exempt only, this 1% limit applies only to Conduit Securities—as defined in the Rule—that are not First Tier Securities). In addition, Rule 2a-7 requires that not more than 5% of each such Fund’s (other than CMA Tax-Exempt and WCMA Tax-Exempt) total assets be invested in Second Tier Securities (as defined in the Rule) or, in the case of CMA Tax-Exempt and WCMA Tax-Exempt, Second Tier Conduit Securities (as defined in the Rule). Rule 2a-7 requires each CMA State Fund with respect to 75% of its total assets to limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are Conduit Securities that are not First Tier Securities, not more than 1% of its total assets. With respect to 25% of its total assets, each CMA State Fund may invest more than 5% of its total assets in securities issued by a single issuer provided those securities are First Tier Securities. In addition, Rule 2a-7 requires that not more than 5% of each CMA State Fund’s total assets be invested in Second Tier Conduit Securities. The Rule requires each Fund to be diversified (as defined in the Rule) other than with respect to Government Securities and securities subject to a Guarantee Issued by a Non-Controlled Person (as defined in the Rule), although the Rule contains separate diversification requirements for guarantees and demand features.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by (i) U.S. or foreign depository institutions, (ii) foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), (iii) U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or (iv) foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. CMA Money, WCMA Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. CMA Money and WCMA Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and by their terms are general obligations of the foreign parent. Each Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short-term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short-term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short-term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables; or pools of mortgage- or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Foreign Short-term Debt Instruments. Foreign short-term debt instruments refers to U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The

Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Municipal Investments

Municipal Securities. Certain Funds invest primarily in a portfolio of short-term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax purposes and are exempt from the applicable State Taxes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is excludable from gross income for Federal income tax purposes.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. In addition, private activity bonds may pay interest that is subject to the Federal alternative minimum tax. A Fund’s portfolio may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A Fund’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. A Fund will only purchase Municipal Securities if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a Fund invests is determined to be taxable subsequent to the Fund’s acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and, if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a Fund is determined to be taxable, such Fund will dispose of the security as soon as practicable. A determination that interest on a security held by a Fund is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exclusion for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes — Taxes.”

Municipal Securities - Derivative Products. Certain Funds may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more Underlying Bonds coupled with a right to sell (“put”) that Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments that grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an Underlying Bond in accordance with a governing agreement. A Fund may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines, which have been adopted by the Board of Trustees, and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investor Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement, such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities - Short-Term Maturity Standards. All of the investments of a Fund’s will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance.

Municipal Securities - Quality Standards. A Fund’s portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short-term municipal debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees. Certain tax-exempt obligations (primarily Variable Rate Demand Obligations and Participating Variable Rate Demand Obligations) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities that have the ratings described above. For a description of debt ratings, see Appendix A —”Description of Debt Ratings.”

Taxable Securities in which certain Funds may invest will be rated, or will be issued by issuers that have been rated, in one of the two highest rating categories for short-term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees. Certain Funds will not invest in taxable short-term money market securities.

A Fund may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities - Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short-term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

Because certain Funds may at times invest a substantial portion of their assets in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks that such an investment in such credit enhanced securities may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and interest rates and fees that may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Internal Revenue Code of 1986, as amended (the “Code”), limit the types and volume of securities qualifying for the Federal income tax exemption of interest, which may affect the availability of Municipal Securities for investment by the Funds, which could, in turn, have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Single State Risk. Because certain Funds invest primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each Fund’s portfolio will be comprised primarily of short-term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each Fund may be subject to greater risk as compared to funds that do not follow this practice.

Taxable Money Market Securities. Certain Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which certain Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which certain Funds invest are essentially the same as those described above with respect to Municipal Securities. Certain Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short-term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. Certain Funds, have been advised by counsel that they should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither CMA Tax-Exempt nor WCMA Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will, therefore, be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Purchase of Securities with Fixed Price “Puts.” Certain Funds have authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed-upon rate at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable certain Funds to dispose of the security at a time when the market value of the security approximates its par value.

Repurchase Agreements and Purchase and Sale Contracts. Funds may invest in taxable securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to a Fund will depend upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements and, with purchase and sale contracts, the purchaser receives any interest on the security paid during the period of the contract.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that (i) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase and (ii) the price of the securities sold will decline below the price at which the Fund is required to repurchase them. In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to affiliates of the Fund and to retain an affiliate of the Fund as lending agent.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. Each Fund must comply with certain requirements. Under these requirements, a Fund must limit its investments so that at the close of each quarter of the taxable year generally (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and it will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the CMA State Funds (and CMA Tax-Exempt and WCMA Tax-Exempt) generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These limitations may be changed by the Board of Trustees of CMA State Funds (and CMA Tax-Exempt and WCMA Tax-Exempt) to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes — Taxes.”

Each Fund other than the CMA State Funds elects to be classified as “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “—Share Ownership and “—Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.

Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.

Management Fee. Each Fund has entered into a management agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

For Funds that do not have an Administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAM Distributors, Inc.(the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Organization of the Manager. Fund Asset Management, L.P. and Merrill Lynch Investment Managers, L.P. each is a limited partnership. The partners of FAM and MLIM are Merrill Lynch & Co., Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), and Princeton Services, Inc. (“Princeton Services”). ML & Co. and Princeton Services are “controlling persons” of FAM and MLIM (as defined under the Investment Company Act) because of their ownership of FAM’s and MLIM’s voting securities or their power to exercise a controlling influence over FAM’s and MLIM’s management or policies.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s

Statement of Additional Information (each, an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see Part I, Section IV “Management and Advisory Arrangements” of that Fund’s Statement of Additional Information.

For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement will remain in effect from year to year if approved annually (a) by the Directors or by a vote of a majority of the outstanding voting securities of the Fund and (b) by a majority of the Directors who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (each, a “Transfer Agency Agreement”). Pursuant to each Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Ready Assets Trust, U.S.A. Government Reserves and U.S. Treasury Money each pay a fee of $15.00 per account. The CMA Funds and WCMA Funds each pay a fee of $10.00 per account. Retirement Reserves pays a fee of $6.50 per account for the first one million accounts and $6.00 per account for each account thereafter. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses. Additionally, with respect to each Fund, a $0.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for information on the transfer agency fees paid by your Fund for the periods indicated. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund, which is comprised of all of the Fund’s non-interested Directors, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are identified on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”), pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street provides similar accounting services to the Master Trusts. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master Trust to State Street and the Manager the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreement”). See the cover page to Part I of each Fund’s Statement of Additional Information for the identity of your Fund’s Distributor. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Select Pricing Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Code of Ethics

The Board of each Fund has approved a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act, which covers the Fund, the Manager, the Administrator, if any, and FAM Distributors, Inc. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Selective Disclosure of Portfolio Holdings

Pursuant to policies and procedures adopted by the Fund and the Manager, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings – including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the Fund manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and it affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to the Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.mutualfunds.ml.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Manager’s Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Services Arrangements – Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information – whether or not publicly disclosed – may be disclosed to Fund Directors, the independent Directors’ counsel, outside Fund counsel, the Fund’s accounting services provider and the Fund’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Directors

Fund’s Transfer Agent

Fund’s Independent Registered Public Accounting Firm

Fund’s accounting services provider — State Street Bank and Trust Company

Fund Custodian

Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand and Thomson Financial

Sponsors of 401(k) plans that include MLIM/FAM-advised funds — E.I. Dupont de Nemours and Company, Inc.

Consultants for pension plans that invest in MLIM/FAM-advised funds — Rocaton Investment Advisors, LLC;

Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Directors has a fiduciary duty as directors to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct – all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit – the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities – including securities held by the Fund – about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Activities of the Manager, Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their Affiliates (collectively, “Merrill Lynch”) and Other Accounts Managed by Merrill Lynch. Merrill Lynch is a worldwide, full service investment banking, broker-dealer, asset management and financial services organization. As a result, Merrill Lynch (including, for these purposes, its directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, is engaged in businesses and has interests other than that of managing the Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

Merrill Lynch and its affiliates, including, without limitation, the Manager and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for a Fund.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Manager and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Merrill Lynch and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a

Fund. Moreover, it is possible that a Fund will sustain losses during periods in which Merrill Lynch and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of Merrill Lynch and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, the Manager may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Manager will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing a Fund.

In addition, certain principals and certain employees of the Manager are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of Merrill Lynch (or, to the extent permitted by the Commission, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with Merrill Lynch and its affiliates on an arms-length basis. Merrill Lynch may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of Merrill Lynch.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. Merrill Lynch reserves the right to redeem at any time some or all of the shares of a Fund acquired for its own account. A large redemption of shares of a Fund by Merrill Lynch could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. Merrill Lynch will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch has significant debt or equity investments or in which Merrill Lynch makes a market. A Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other Merrill Lynch clients. In making investment decisions for a Fund, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

The Manager, its affiliates and their Directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by Directors, officers and employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Manager each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Directors, or investment advisers. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributor or Merrill Lynch. Certain of these services are not available to investors who own shares of Ready Assets Trust through the Merrill Lynch BlueprintSM Program.

The types of shareholder service programs offered to Ready Assets Trust shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than CMA service (or other Merrill Lynch central asset account program) Subscribers, WCMA service (or other Merrill Lynch business account program) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. The minimum initial purchase under Blueprint is $500 (or $50 if the shareholder elects to participate in the automatic investment of sale proceeds option on the Blueprint application form) and the minimum subsequent purchase is $50.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a CMA Fund directly through the Transfer Agent in the manner described above under “Methods of Payment — Payment to the Transfer Agent.” Shareholders of the CMA Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the Visa® card/check account or automatic investment of free cash balances.

Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Transfer Agent.

Payment by Wire. If you maintain an account directly with the Transfer Agent, you may invest in a Fund through wire transmittal of Federal Funds to the Transfer Agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to First Union National Bank of Florida. You should give your financial institution the following wiring instructions: ABA #063000021, DDA #2112600061186, Financial Data Services, Inc. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Merrill Lynch BlueprintSM Program. Shares of Ready Assets Trust are offered to participants in the Merrill Lynch BlueprintSM Program (“Blueprint”). The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase shares of Ready Assets Trust through Blueprint will acquire Ready Assets Trust shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, shares of Ready Assets Trust are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their shares through Blueprint. Services, including the exchange privilege, available to investors through Blueprint, however, may differ from those available to other investors in Ready Assets Trust shares.

Shares of Ready Assets Trust are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the “IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

Orders for purchases and redemptions of shares of Ready Assets Trust may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

Purchases of Shares of U.S.A. Government Reserves Through Merrill Lynch Plans

Shares of U.S.A. Government Reserves are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®”), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial

Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund.

Cash balances of participants who elect to have funds automatically invested in U.S.A. Government Reserves will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Reserves you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Service Subscribers

Merrill Lynch Programs. Shares of the CMA Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. If you participate in the CMA service, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below.

The CMA service has different sweep features and annual participation fees than a WCMA account.

You may also elect to have free cash balances invested in individual money market deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Banking Advantage Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each CMA Fund has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the CMA Fund’s shareholders to issue additional shares. If sales of shares of the CMA Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of CMA State Funds (if available) as the Money Account and vice versa. Alternatively, you may designate the Insured Savings Account or an account at the Merrill Lynch Banking Advantage Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases (CMA Tax-Exempt and CMA State Funds): Free cash balances in a program account are automatically invested in shares of the Fund designated as your Money Account not later than the first business day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All CMA Funds except for CMA Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into CMA Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Banking Advantage Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in CMA Money, CMA Government Securities and CMA Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of CMA Tax-Exempt Funds.

Manual Purchases (All CMA Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more at any time in shares of a CMA Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service (or other Merrill Lynch central asset account program) for any reason.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement.

Working Capital ManagementSM Account. Merrill Lynch, in conjunction with another subsidiary of ML & Co., offers a modified version of the CMA service designed for corporations and other businesses. This account, the Working Capital ManagementSM Account (“WCMA”) financial service (“WCMA service”), provides participants with the features of a regular CMA account plus optional lines of credit. The WCMA service has sweep features and annual participation fees different from those of a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Certain participants in the WCMA service are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated CMA Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Service Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain CMA Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting your Financial Advisor.

Purchase of Shares of WCMA Funds by WCMA Service Subscribers

Eligibility. Shares of the WCMA Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to have available cash balances deposited in certain other money market funds or individual money market accounts pursuant to the Insured SavingsSM Account.

The WCMA service and certain other Merrill Lynch business account programs have sweep features and annual participation fees different from those of a CMA account.

Purchases of shares of a WCMA Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

WCMA Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of WCMA Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account. A WCMA Tax-Exempt Fund shareholder may alternatively designate the Insured Savings Account as its Primary Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts.

Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a WCMA Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a WCMA Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the relevant service for any reason.

All purchases of the WCMA Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

WCMA Multiple Class Structure. Each WCMA Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Your Account — WCMA Multiple Class Structure” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each WCMA Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a WCMA Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the account maintenance fees (also known as service fees) and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Your Account — WCMA Multiple Class Structure” in the Prospectus. The distribution fees and account maintenance fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the WCMA Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a WCMA Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — WCMA Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the WCMA Funds. Class 4 shares bear the lowest account maintenance and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the highest account maintenance and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by payments by the trustee or sponsor of such plan directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) the education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSA) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999 certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: Cash balances arising from the sale of securities held in the Plan account that do not settle on the day of the transaction (such as most common and preferred stock transactions) will be invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed (rounded to the nearest share) to participants in Plans in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities that the participant has selected for investment in his account.

Participants in Plans in association with Blueprint receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares. In addition, these participants receive an individual confirmation with respect to each purchase and redemption of Fund shares other than purchases that are made automatically through payroll deductions. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income

Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Distribution Plans

Each Fund has adopted a shareholder servicing plan and/or a distribution plan (with respect to Class II shares, in the case of Retirement Reserves) each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the WCMA Funds is authorized to pay the Distributor a fee at an annual rate based on the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee at an annual rate based on the average daily net assets attributable to Class II shares. The Distribution Plan for each class of shares of the WCMA Funds provides that the Funds pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at an annual rate based on the average daily net assets of a WCMA Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The account maintenance fee is not compensation for the administrative and operational services rendered to shareholders by Merrill Lynch that are covered by the Administration Agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. The fee paid by each Fund other than Retirement Reserves and the WCMA Funds compensates the Distributor for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among Merrill Lynch Financial Advisors and other Merrill Lynch affiliates. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The WCMA Distribution Plans for each of the Class 1, Class 2, Class 3 and Class 4 shares each provide that a Fund also pays the Distributor a distribution fee based on the average daily net assets of a Fund attributable to the shares of the relevant class. These fees are set forth in the WCMA Funds Prospectus.

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b 1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the account maintenance and/or distribution expenditures paid to the Distributor. With respect to each Fund other than Retirement Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly. Distribution-related expenses consist of Financial Advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part 1, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Asset Based Sales Charges. The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of Shares in the case of the WCMA Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (1) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

REDEMPTION OF SHARES

Each Fund is required to redeem for cash all shares of the Fund as described in accordance with one of the procedures set forth below.

If notice is received by the Transfer Agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the CMA Funds and the WCMA Funds

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

The right to redeem shares may be suspended for seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

Set forth below is information as to the methods of redemption of shares of all Funds except the CMA Funds. All five methods apply to each Fund other than Retirement Reserves. The methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Transfer Agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the day prior to the day the check is cleared. Canceled checks will be returned to you by the Transfer Agent upon request.

You will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Transfer Agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Transfer Agent toll-free at (800) 221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Redemption of Ready Assets Trust shares held in connection with Blueprint may be made only through Merrill Lynch. Such redemption may be made by writing directly to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The Merrill Lynch BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. If your shares are held through Blueprint, you may also redeem shares by calling Merrill Lynch toll-free at (800) 637-3766. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Transfer Agent to the dealer.

Regular Redemption. If you hold shares with the Transfer Agent you may redeem by writing to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Transfer Agent of a proper redemption request.

You may also redeem shares held with the Transfer Agent by calling 800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the accounts has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves may redeem shares by writing directly to Merrill Lynch. Participants in plans associated with Blueprint should contact Merrill Lynch at the toll-free number furnished to them. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves should not send redemption requests to the Fund or to its Transfer Agent. If you inadvertently send the redemption request to the Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure, which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund.

Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Reserves has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the

Fund to purchase other securities (such as common stocks) that the participant has selected for investment in his or her Custodial Plan account.

CMA Funds - Redemption of Shares by CMA Service Subscribers

CMA Funds - Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service or other Merrill Lynch central asset account program, or the WCMA service created by securities transaction activity within the account or to satisfy debit balances created by Visa® card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Investor CreditLineSM service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each CMA Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

CMA Funds - Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a CMA Fund in a Merrill Lynch securities account, you may redeem shares of a CMA Fund directly by writing to Merrill Lynch, which will submit your request to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If you inadvertently send the request to a Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by Investors other than CMA service Subscribers — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to service subscribers in the monthly transaction statement.

WCMA Funds - Redemption of Shares by WCMA Service Subscribers

WCMA Funds-Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any free cash balances in the account to such debits, shares of the designated WCMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Investor CreditLineSM service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the WCMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the WCMA Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the WCMA Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a WCMA service subscriber should consult the relevant service account agreement and program description.

From time to time, Merrill Lynch also may offer the WCMA Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the program description that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

WCMA Funds-Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the WCMA Fund or its Transfer Agent. If inadvertently sent to the WCMA Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of WCMA Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

CMA Funds - Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a CMA Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a CMA Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account program are able to invest funds in one or more of the CMA Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

SHAREHOLDER SERVICES

Shareholder Services for All Funds other than CMA Funds, WCMA Funds and Retirement Reserves

Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors and certain services are not available if you place orders for Fund shares through Blueprint. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor or Merrill Lynch.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Transfer Agent. You may ascertain the number of shares in your Investment Account by calling the Transfer Agent toll-free at 800-221-7210. The Transfer Agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Transfer Agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND.

Automatic Investment Plans

If you maintain an account directly with the Transfer Agent, each Fund offers an Automatic Investment Plan whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Accrued Monthly Payout Plan

The dividends paid by each Fund are generally reinvested automatically in additional shares. If you maintain an account at the Transfer Agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Systematic Withdrawal Plans

If you maintain an account with the Transfer Agent, may elect to receive systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund that have a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you. You may specify the dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the

24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your systematic withdrawal plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer Agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which a shareholder has elected to make systematic withdrawals.

If your account is not maintained directly with the Transfer Agent, you should contact your Financial Advisor. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Investment Account. If you wish to receive a redemption by check, you should contact your Financial Advisor.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”) are available from your financial intermediary. Under these plans, investments may be made in a Fund and certain other mutual funds sponsored by MLIM or its affiliates as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available on request from your financial intermediary.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the accounts and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education account should review specific tax laws relating to the account and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined once daily, immediately after the daily declaration of dividends on each business day during which the NYSE or New York banks are open for business. For all Funds other than the CMA Funds and WCMA Funds, the determination is made as of the close of business on the NYSE (generally 4:00 p.m., Eastern time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., Eastern time, based on prices available at such time. In the case of the CMA Funds and WCMA Funds, the determination is made at 12:00 noon, Eastern time. The net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value of each Fund (other than the CMA Tax-Exempt Funds and WCMA Tax-Exempt) is determined under the “penny rounding” method by adding the value of all securities and other assets in a Fund’s portfolio, deducting the Fund’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. Each Fund (other than the CMA Tax-Exempt Funds and WCMA Tax-Exempt) values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by a Fund are valued at their fair value as determined in good faith by or under the direction of the Board.

Each CMA Tax-Exempt Fund and WCMA Tax-Exempt values its securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

In accordance with the Commission rule applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments that have remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (25 months). Each Fund will invest only in securities determined to be high quality with minimal credit risks.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, a Fund’s net asset value as computed for the purpose of sales and redemptions at $1.00 per share. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an amortized cost basis will be reported to the Trustees by the Manager. In the event the Trustees of a Fund determine that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including (i) reducing the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund’s capital; (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (iii) withholding dividends; or (iv) establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to the Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in a Fund.

Since the net income of a Fund (including realized gains and losses on portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of a Fund is determined, the net asset value per share of a Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Dividends and Taxes.”

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate)

and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) an industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the CMA Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance; a discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques; comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, to indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under each Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts.

On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless a exemptive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Commission has issued an exemptive order permitting each Fund to conduct principal transactions with Merrill Lynch Government Securities, Inc. (“GSI”) in U.S. Government and U.S. Government agency securities, with Merrill Lynch Money Markets, Inc., a subsidiary of GSI (“MMI”) in certificates of deposit and other short-term money market instruments and commercial paper, and with Merrill Lynch in fixed income securities, including medium-term notes, and municipal securities with remaining maturities of one year or less. This order contains a number of conditions, including conditions designed to ensure that the price to each Fund from GSI, MMI or Merrill Lynch is equal to or better than that available from other sources. GSI, MMI and Merrill Lynch have informed each Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI, MMI or Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

See Part I, Section VIII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities, including GSI, MMI and Merrill Lynch. For example, dealer spreads received by GSI, MMI or Merrill Lynch on transactions conducted pursuant to the exemptive order described above could be offset against the management fee payable by each Fund to the Manager. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends are reinvested monthly, in the case of each Fund other than CMA Funds and WCMA Funds, and reinvested daily, in the case of the CMA Funds and WCMA Funds, in additional Fund shares at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase on the payable date. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. Shareholders of all the Funds other than CMA Funds and WCMA Funds who liquidate their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. For shareholders of CMA Funds and WCMA Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period.

CMA Tax-Exempt Funds, WCMA Tax-Exempt and Their Shareholders

The CMA Tax-Exempt Funds and WCMA Tax-Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year.

To the extent that the dividends distributed to any of the CMA Tax-Exempt Funds’ or WCMA Tax Exempt’s shareholders are derived from interest income excludable from gross income for Federal income tax purposes under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the CMA Tax-Exempt Funds or WCMA Tax-Exempt.

All or a portion of the CMA Tax-Exempt Funds’ and WCMA Tax-Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. WCMA Tax-Exempt and the CMA Tax-Exempt Funds may purchase such private activity bonds and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year that constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by WCMA Tax-Exempt and the CMA Tax-Exempt Funds will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

CMA State Funds - State Taxes

Dividends paid by each CMA State Fund are subject to the tax laws of the specific state in which a Fund invests. For a summary discussion of these state tax laws please see “State Fund Tax Summaries” in Part I of each CMA State Fund’s Statement of Additional Information.

The Appendices to each CMA State Fund’s Statement of Additional Information contain a general and abbreviated summary of the state tax laws for each CMA State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each CMA State Fund should consult their tax advisers about other state and local tax consequences of their investment in such CMA State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including WCMA Tax-Exempt or any of the CMA Tax-Exempt Funds) during the taxable year.

Retirement Accounts.

Investment in certain Funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders as set forth above is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether or not such earnings are classified as ordinary income or capital gain dividends). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA-IRA distributions, 25%) excise tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59 1/2, unless one of the exceptions discussed below applies.

Depending on the type of retirement plan, the exceptions to the early withdrawal penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includable in income if such distribution is made more than five years after the first tax year of contribution and the account holder is either age 59 1/2 or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59 1/2 unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which the transaction that caused the disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on such first day of the taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account. All shareholders would be taxed on the ordinary income and capital gain dividends paid by a Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement account disqualification, shareholders also could be subject to the early withdrawal excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund unless a reduced rate of withholding is provided under applicable treaty law.

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as previously set forth is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account (prior to December 31, 2010) or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting education accounts are scheduled to expire after December 31, 2010. Unless such provisions are extended, the tax treatment of education accounts and their investors will be significantly altered.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be currently taxed on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Funds and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that is distributed to shareholders. Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from a CMA Tax-Exempt Fund or from WCMA Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each series of a Fund that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a Fund do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund, intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”) are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years ending in or prior to 2008. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of a Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the CMA Tax-Exempt Funds and WCMA Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Backup withholding may also be required on distributions paid by WCMA Tax-Exempt or a CMA Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs that are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

Proxy Voting Policies and Procedures

Each Fund’s Board of Trustees has delegated to the Manager authority to vote all proxies relating to the Fund’s portfolio securities. The Manager has adopted policies and procedures (the “Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including each Fund, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager’s interest and those of the Manager’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Manager’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Manager’s legal department appointed by the Manager’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis – such as approval of mergers and other significant corporate transactions – akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Manager’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an “Affiliate”), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a “Client”) is involved. The Proxy Voting Procedures and the Manager’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager’s normal voting guidelines or, on matters where the Manager’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Manager’s fiduciary duties.

In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Manager has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is, therefore, best-positioned to set corporate policy and oversee management. The

Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how a Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.mutualfunds.ml.com and (2) on the Commission’s web site at http://www.sec.gov.

GENERAL INFORMATION

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the WCMA Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust.

There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the CMA Funds. Shares issued are fully-paid and non-assessable by each Fund.

The Declaration of Trust establishing each Fund, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

APPENDIX A

DESCRIPTION OF DEBT RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F 1 to indicate issues regarded as having the strongest capacity for timely payment. The rating F 2 indicates a satisfaction capacity for timely payment. The rating F 3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation. SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

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APPENDIX B

ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Over the past several decades, the State’s economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980’s and early 1990’s, the State’s efforts to diversify its economy have enabled it to achieve and sustain steady growth rates in recent years. Specifically, Arizona experienced 40% economic growth from 1990 to 2000. From February 2005 to February 2006, Arizona’s non-farm job growth increased 5.43%, the second highest in the nation. While jobs in industries such as mining and agriculture have diminished in relative importance to the State’s economy over the past three decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and various service industries. The services industry, which employed over 989,000 people in 2005, comprises the State’s largest economic sector. Other important industries that contributed to the State’s growth in past years, such as construction and real estate, which rebounded from substantial declines during the late 1980’s and early 1990’s, remain strong. Employment in the construction sector reached 218,300 jobs in 2005, comprising approximately 8.7 percent of the State’s employment, and representing a significant increase over recent years. Construction is predicted to continue its expansion at a faster rate than other major industries in the State, adding over 39,000 jobs during the coming two years. Specifically, construction is forecast to grow by 10 percent in 2006 and 7.3 percent in 2007, representing a gradual slowing from the near 14 percent growth rate of 2005. Manufacturing, another important sector in Arizona’s economy, accounted for 181,300 jobs in 2005, comprising 7.2 percent of the State’s employment that year. Arizona is one of the few states to experience job growth in manufacturing. The only sector to lose a significant number of jobs in 2005 was information, which includes publishing and telecommunications. Information jobs declined 3,300 to 45,700 between April 2004 and April 2005. This downward trend is expected to reverse in 2006, and information jobs are expected to increase slightly in 2007. Population growth accounts for the expansion of this industry, particularly as demand increases for communications and computer services. The information services sector is forecast to gain by 0.7 percent in 2006 and 1.3 percent in 2007, reversing a period of 3.8 percent decline in 2005. Overall, the State’s economy is predicted to continue growing in 2006. Projected job growth in Arizona for 2007 is 3.7%. The growth rate for most industries is expected to expand in 2006, growing at an annual rate of 5.5 percent, and then slow modestly to a 4.4 percent rate gain in 2007. The 11 major industry groups are forecast to expand, with the fastest growth predicted for construction; professional business services; natural resources and mining; leisure and hospitality; and educational and health services. Over the next two years, educational and health services are predicted to add over 27,000 jobs, and employment in the trade, transportation, and utilities sector is expected to gain over 47,000 jobs.

Arizona’s strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climatic conditions experienced from time to time in other parts of the country, have encouraged many people to move to the State. According to the 2000 Census, during the decade of the 1990s, the State’s population increased 30% to 5.1 million; the Arizona Department of Economic Security estimated the State’s population at 6.04 million as of July 1, 2005. Arizona is the second fastest growing state in the nation, with a projected population of 6.145 million by 2010. Between 1990 and 2000, Maricopa County, the State’s most populous county, also had the single largest population inflow (in absolute terms) of any county in the country and an estimated population of 3.64 million as of July 1, 2005, a 71.9% increase from 1990 and a 18.80% increase from 2000, making Maricopa County the fourth most populous county in the United States.

Arizona’s favorable job climate contributed to the State’s popularity in the 1990s. From 1990 to 1999, the State added more than 592,300 private sector jobs. Job growth was 4.3% in 2000, 1.0% in 2001 and level in 2002. Growth in non-farm jobs accelerated from 1.4% in 2003 and 3.7% in 2004 to 5.43% in 2005. Projected growth in 2006 is 5.5% and in 2007 is 4.4%. Unemployment declined from 5.0% in 2004 and 4.7% in 2005 to 4.4% in 2006.

The driving forces behind the State’s strong job gains are the continued population increase and concomitant demand for new homes. Fourth quarter of 2005 saw a 13.6% growth rate in the construction sector, which accounted for close to 20% of new jobs. Arizona’s strong housing market may be showing signs of weakening, particularly in Phoenix, where single-family housing permits declined by about 10% between 2004 and 2005. Despite this decline, however, the State’s year-over-year home price gains ranked first in the nation, measuring 34.9% in fourth quarter 2005, with the Phoenix market reaching 39.7% gains.

The State’s economic growth during the 1990s enabled Arizona’s residents to realize substantial gains in personal income. The State’s per capita personal income generally varies between 10% and 15% below the national average due to chronic poverty on the State’s Indian reservations, the State’s relatively high number of retirees and children, and the State’s below-average wage scale. Nevertheless, the State’s per capita personal income grew by 2.3% in 2003 and 4.2% in 2004. The State’s per capita income grew by 4.9% in 2005 and is predicted to increase by 6.0% in 2006 and 4.2% in 2007. Per capita personal income is increased by 4.9% in 2005 and is predicted to increase by 6.0% in 2006 and 4.2% in 2007. The gains in per capita personal income during this period led to relatively steady growth in retail sales. Average retail sales grew 7.8% in 2000, then declined 1.3% in 2001 and 2002, recovering with 6.9% growth in 2003 and 9.8% growth in 2004. Retail sales continued to grow at a rate of 11.4% in 2005. Growth in retail sales is expected to be 6.8% in 2006 and 5.2% in 2007.

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Like many other state governments, Arizona faced substantial budget deficits in fiscal years 2002, 2003 and 2004. In 2005, however, improving revenues resulted in a $329 million surplus that helped the Arizona Legislature balance its 2006 budget. The current year has experienced strong revenue growth, resulting in a net increase of $1 billion in spending to the 2006-07 fiscal year of biennial budget period. The revenue forecast for the fiscal year 2007 General Fund is $9.75 billion, which includes $606 million in one-time revenues. An increase of 7.0% permanent base revenues over fiscal year 2006 is predicted for fiscal year 2007. Fiscal year 2006 permanent revenues are expected to increase by 12.3% over fiscal year 2005. Exceptionally high state income tax collections for two years prior are forecast to yield a fiscal year 2007 30% increase over fiscal year 2006 in Urban Revenue Sharing distributions. Urban Revenue Sharing distributions are expected to be $425 million in fiscal year 2006 and increase to $551 million in fiscal year 2007. The State legislature has proposed four tax reductions as adjustments for fiscal year 2006-07 budget: a tax credit as incentive for small businesses to offer health insurance coverage for their employees; a three-day state tax reprieve for school related items; a tax reduction on vehicle licenses for fuel efficient vehicles; and tax credits for research and development projects. These proposed adjustments are projected to reduce tax revenues by an aggregate $100 million in fiscal year 2006. Proposed General Fund baseline spending for fiscal year 2007 is $8.9 billion, with $8.78 billion reflecting ongoing spending and $124 million proposed for one-time adjustments.

An amendment to the State’s constitution requires a  2/3 majority vote in both houses of the Legislature to pass a tax or fee increase. This amendment, combined with the State’s reliance on sales tax receipts, constrains the State’s ability to raise additional revenues in times of slow economic growth. In 1990, the State created a Budget Stabilization Fund in response to this constraint, but that Fund had been depleted as the State entered Fiscal Year 2005. Due to the State’s economic recovery and revenue growth, $156.5 million was deposited in the Fund during Fiscal Year 2005. Excess revenues in fiscal year 2006 are forecast to reach $740.8 million. The State expects to collect approximately $300 million during the first of the fiscal year and the remaining $440.8 million in the second half.

In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State’s public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities among the State’s public schools. After several attempts to address the issue, the State Legislature, in 1998, adopted legislation that established a State School Facilities Board to set uniform minimum capital facilities standards for Arizona’s public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund, originally intended to be capitalized by annual State appropriations. In addition, the voters of the State approved a proposal to impose a 6/10 of 1% statewide sales tax to augment the School Facilities Fund. Collections from this tax, however, have been significantly less than predicted. In addition, under limited circumstances, the voters in a local school district can authorize the issuance and sale of bonds to pay for the acquisition or construction of capital facilities in the district that exceed the State’s established minimum standards. This legislation does not affect the obligation or ability of the districts to pay debt service on currently outstanding bonds.

Maricopa County is the State’s most populous and prosperous county, accounting for 60% of the State’s population. Within its borders lie the City of Phoenix, the State’s largest city and the sixth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, including Phoenix Sky Harbor International Airport, the fifth busiest airport in the world, substantial pools of available labor, the presence of several educational institutions (including Arizona State University), a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States.

Once dependent primarily on agriculture, Maricopa County has diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved an average annual employment growth rate of 4.5% or more each year from 1995 through 2000. Metropolitan Phoenix is expected to see positive employment growth in all sectors in 2006, including a 14% increase in natural resources and mining employment.

Several large, publicly traded companies, such as Phelps Dodge, Swift Transportation Co., Viad Corp., and Petsmart, have their national headquarters in Maricopa County. Others, such as Motorola, Intel, Quest, American Express, Wells Fargo and Honeywell, conduct major operations there. In May of 2002, the Translational Genomics Research Institute (formally the International Genomics Consortium) selected Phoenix as the site for its new headquarters. Also, a variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Phoenix Mercury (WNBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball).

Pima County is the State’s second most populous county, and includes the City of Tucson. Traditionally, Pima County’s economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Today, major industries include aerospace, bioindustry, environmental and information technology, optics, plastics and advanced composite materials, software and teleservices. These industries and the Pima County economy in general are supported by the presence of several educational institutions, including the University of Arizona (Tucson). Raytheon Missile Systems Co. (formerly known as Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson several years ago), and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. In addition, the Arizona Diamondbacks, the Colorado Rockies and the Chicago White Sox all conduct their baseball spring training operations in the county. Pima County is predicted to experience non-farm job growth of 4.0% in 2006 and 3.1% in 2007.

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APPENDIX C

ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

General Economic Conditions

The economy of the State of California (referred to herein as the “State” or “California”) is the largest among the 50 states and is one of the largest in the world, having major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. California’s economy slipped into a recession in early 2001, losing 367,000 jobs between January 2001 and July 2003. The recession was concentrated in the state’s high-tech sector and, geographically in the San Francisco Bay Area. The economy has since stabilized with 597,400 jobs gained between July 2003 and March 2006. Current projections indicate that the California economy will decelerate slightly in calendar years 2006 and 2007 largely because of slowing residential construction and real estate markets and rising interest rates but continue to grow at rates close to long-run average growth.

California’s July 1, 2005 population of over 37 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent of the State’s population resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49 percent of the State’s population with over 17.0 million residents and the 11-county San Francisco Bay Area represented 20 percent of the State’s population with a population of over 7.0 million.

California total personal income grew by 6.3 percent in 2005, down from 6.6 percent growth in 2004. Wage and salary income grew by 6.5 percent in 2005, up from the 6 percent gain in 2004. Statewide taxable sales were 6.4 percent higher in the first half of 2005 than a year earlier; a year earlier the gain was 9.1 percent. California exports increased by 17 percent in 2004 and increased by 6.2 percent in 2005. These exports were up by 7.3 percent in the first quarter of 2006. The average level of nonfarm payroll employment grew by 1.8 percent in 2005, after growing by 1 percent in 2004. Nonfarm payroll employment in the first quarter of 2006 was 1.9 percent higher than a year earlier. The State unemployment rate was 4.8 percent in March 2006, down from 5.5 percent in March 2005. The national unemployment rate in March 2006 was 4.7 percent.

Residential construction, measured by the number of units for which permits were issued, fell by 2.2 percent in 2005 and were 7.8 percent lower in the first quarter of 2006 than a year earlier, while the value of nonresidential permits rose by 16 percent in 2005 and 36 percent in the first quarter of 2006.

Home sales fell by 2.9 percent in 2005 and were 12 percent lower in the first quarter of 2006 than a year earlier. New home sales increased in 2005, but sales of existing houses and condominiums fell. In December 2005, the median price of new homes sold was $471,500 and the median price of existing homes sold was $477,500.

Prior Fiscal Years’ Financial Results

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. The State ended the 2000-01 fiscal year with a budget reserve of $5.39 billion. However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a decrease of over $13 billion from fiscal year 2000-01, the bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included

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substantial reliance on one-time measures, internal borrowing and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003 and economic recovery bonds in the spring of 2004.

The fiscal year 2004-05 Budget Act (the “2004 Budget Act”) was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by then Governor Schwarzenegger on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts, cost avoidance, fund shifts loans or borrowing, and transfers and other revenue, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04. As of the 2006 Budget Act enactment, the State ended fiscal year 2004-05 with a reserve of $9.1 billion.

The fiscal year 2005-06 Budget Act (the “2005 Budget Act”) was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by Governor Schwarzenegger on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations). The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 were funded by using a part of the $7.5 billion fund balance at June 30, 2005. Under the 2005 Budget Act, the June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

Current State Budget

The fiscal year 2006 07 Budget Act (the “2006 Budget Act”) was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations.

Under the 2006 Budget Act, General Fund revenues are projected to increase from $92.7 billion in fiscal year 2005–06 to $93.9 billion in fiscal year 2006–07, of which $944 million will be transferred to the Budget Stabilization Account established pursuant to State Proposition 58 approved by State voters in 2004. The revenue projections assume continued but moderating growth in California’s economy as reflected in several key indicators. The 2006 Budget Act contains General Fund expenditures of $101.3 billion, compared to $92.7 billion in 2005-06. The June 30, 2007 reserve is projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.0 billion.

The 2006 Budget Act also includes Special Fund expenditures of $26.6 billion and Bond Fund expenditures of $3.6 billion.

Based on the July 2006 report from the Legislative Analyst’s Office, California will continue to face operating shortfalls on a budgetary basis in the range of $4.5 billion to $5 billion in 2007-08 and 2008-09.

The 2006 Budget Act contains the following major components:

1. Proposition 98 — General Fund expenditures are proposed to increase by $2.9 billion, or 7.6 percent, to $41.3 billion. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2006-07, adjusted for changes in local revenues. Per pupil spending under Proposition 98 is projected to be $8,288, compared to $7,778 in the previous year. In addition, the State will pay $2.9 billion in settle-up funding, to resolve a pending lawsuit regarding Proposition 98 funding, comprised of $1.6 billion and $1.3 billion toward the Proposition 98 guarantee for 2004-05 and 2005-06, respectively.

2. Higher Education — The 2006 Budget Act marks the second year of funding under the terms of the Higher Education Compact (the “Compact”). The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2006 Budget Act provides for total Higher

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Education funding of $19.1 billion from all revenue sources, including $13.2 billion from the General Fund. General Fund support for the UC was increased by 8.4 percent to $3.1 billion and CSU was increased by 7.4 percent to $2.8 billion compared to fiscal year 2005-06. As a result of increased revenues to the State, the 2006 Budget Act assumes a scheduled buyout of the fee increases for undergraduate and graduate students that were scheduled under the Compact.

3. Health and Human Services — The 2006 Budget Act increases General Fund expenditures by $2.3 billion, or 8.7 percent, to $29.3 billion for Health and Human Services programs. This increase consists of higher Medi-Cal expenditures of $946 million and Department of Developmental Services expenditures of $331 million. The 2006 Budget Act reflects Ca1WORKs expenditures of $7.1 billion and Supplemental Security Income/State Supplementary Payment Program expenditures of $3.6 billion.

4. Transportation Funding — The Proposition 42 transfer is fully funded at an estimated $1.4 billion and provides an additional $1.4 billion for the early repayment of past loans from Proposition 42. Of the $1.4 billion repayment, $446 million is designated for cities and counties for local road and street maintenance. The 2006 Budget Act also provides $250 million for deferred maintenance in the State park system.

5. Financial Instruments — Under the 2006 Budget Act, half of the $944 million to be transferred to the Budget Stabilization Account pursuant to Proposition 58 will be further transferred for the purpose of early retirement of the State’s Economic Recovery Bonds.

6. Taxes — The 2006 Budget Act contains no new taxes.

A copy of the 2006 Budget Act is available from the State Department of Finance at www.dof.ca.gov. Information on the website is not incorporated herein by reference.

Future Budgets

It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

Ratings

Currently, the following ratings for the State of California general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”):

Fitch	Moody’s	S&P
A+	A1	A+

These ratings apply to the State only and are not indicative of the ratings assigned to local governments, such as counties, cities, school districts and other local agencies.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Local Governments

General. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10 million (Los Angeles). Counties are responsible for providing many basic services, including indigent healthcare, welfare, jails and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments

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has been constrained since the enactment of Proposition 13 in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State–local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No. 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

Welfare. The entire Statewide welfare system was changed in response to the change in federal welfare law in 1996. Under the revised basic State welfare system, California Work Opportunity and Responsibility to Kids (“CalWORKs”), counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements. Under CalWORKs, counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104–193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included, among other things, provisions to convert Aid to Families with Dependent Children, an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes.

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Caseload under CalWORKs is projected to decrease by a modest amount in 2006-07. The revised CalWORKs caseload projections are 478,100 cases in fiscal year 2005–06 and 475,100 cases in fiscal year 2006–07. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994–95. Since CalWORKs’ inception in January 1998, caseload has declined by over 34 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 40 percent in 2004.

California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort (“MOE”) requirement in fiscal years 2005-06 and 2006-07. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, address the Administration’s objective to alleviate the structural deficit between the State’s revenues and expenditures and align CalWORKs program benefits with TANF programs in other states, the 2005 Budget Act suspended the July 2005 and July 2006 CalWORKs grant cost-of-living adjustments. CalWORKs program reductions are projected to result in savings totaling $132 million in 2006-07. Of this savings, $40 million is General Fund savings in other programs which is achieved by using federal TANF Block Grant funds to offset eligible General Fund expenditures.

The 2006 Budget Act includes total CalWORKs-related expenditures of $7.1 billion for fiscal year 2006–07 compared to $6.8 billion for fiscal year 2005–06. The 2006 Budget Act includes a TANF reserve of $15 million, which is available for future changes or improvements to the program that would continue the “work first” approach and lead to increased work participation rates, pending analysis of the federal regulations of the federal act that reauthorized TANF.

Authorization for the TANF program was recently reauthorized and extended until September 30, 2010. The Federal reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate state programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKS caseload will be subject to the 50 percent work participation rate beginning in federal fiscal year 2007. Considerable improvement in work participation rates must be achieved to avoid federal penalties, which could be more than $2 billion from the General Fund over a five-year period. These penalties likely would not be assessed until after fiscal year 2006-07.

Trial Courts. Historically, funding for the State’s trial court system was divided between the State and the counties. In 1997, legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source and relieve fiscal pressure on the counties. The State’s trial court system will receive approximately $2.4 billion and $2.6 billion in State resources in fiscal years 2005-06 and 2006-07, respectively, and $475 million in resources from the counties in each fiscal year.

Constitutional and Statutory Limitations on Taxes and Appropriations; Constraints on the State Budget Process; Future Initiatives

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the State Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Article XIIIA of the State Constitution, which resulted from the voter-approved Proposition 13 passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Article XIIIB of the State Constitution, which limits the amount of appropriations (not including expenditures for voter-approved debt service) of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local governments have financial responsibility for providing, Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

More recently, a new series of constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters, have also affected the budget process. These include Proposition 58,

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approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, and Proposition 1A, approved in 2004, which limits the Legislature’s power over local revenue sources. These recent constitutional amendments and other voter initiatives affecting the budget process are described below.

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special session to deal with the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State’s General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the State Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire the State’s Economic Recovery Bonds, until a total of $5 billion has been used for that purpose. The 2006 Budget Act transfers an estimated $920 million to the Budget Stabilization Account, of which $472 million will be used to retire Economic Recovery Bonds.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Senate Constitutional Amendment No. 4 (also known as “Proposition 1A”), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate on local governments to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges nor to mandates relating to employee rights.

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An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and requires the State to expand funding for before and after school programs in the State’s public (including charter) elementary, middle and junior high schools. This increase is required in 2006-07, and the 2006 Budget Act includes a $428 million increase for these programs, for a total of $550 million. The budget allocates $547 million for grants for before- and after-school programs, and $2.2 million for administrative costs for the California State Department of Education. The additional funds are added to the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, cannot be reduced in future years unless the Proposition 98 guarantee is suspended.

On November 2, 2004 the voters approved Proposition 63, which imposes a one percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

The Legislature has approved Senate Constitutional Amendment No. 7 (“SCA 7”), to protect Proposition 42 transportation funds from any further suspensions. SCA 7 will appear as Proposition 1A on the November 6, 2006 election ballot. Current provisions of the State Constitution enacted as Proposition 42 in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the Legislature agrees with a two-thirds vote of each house. SCA 7 would modify the constitutional provisions in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount transferred to the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, the scheduled Proposition 42 transfer of $868 million was suspended, and in 2004-05 the transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.355 billion. The 2006 Budget Act fully funds the Proposition 42 transfer at $1.4 billion for 2006-07, and also includes $1.4 billion for early repayment of past loans from Proposition 42.

The Trust cannot predict the impact of legislation on the bonds in the Trust’s portfolios. Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State’s ability to fund such programs by raising taxes.

Pending Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the California’s State Treasurer’s Office at 800-900-3873 or at www.treasurer.ca.gov. Information on the website is not incorporated herein by refernce.

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APPENDIX D

ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a compete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Connecticut (sometimes referred to as the State) is highly urbanized, with a 2005 population density of 725 persons per square mile, as compared to 84 for the United States as a whole and 227 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State’s residents, historically among the highest in the nation, increased in every year from 1995 to 2004 with the exception of 2002, rising from $31,045 to $45,506. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns.

Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 12.0% of total non-agricultural employment in Connecticut in 2004; it was 10.9% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 5.3% in 1995 to 2.4% in 2000 but rose to 5.5% for 2003. For the first half of 2005, the average unemployment rate in Connecticut fell to 5.0%. In May 2005 the U.S. Department of Defense announced its preliminary list of bases recommended for closure or realignment, which included for closure the U.S. Naval Submarine Base New London in Groton, Connecticut. The closure of the base could have a significant impact on the economy of Southeastern Connecticut. The State made arguments to the Base Realignment and Closure (“BRAC”) Commission for reconsideration of the proposed closure. In August 2005 the BRAC Commission recommended to take the U.S. Naval Submarine Base New London off of the list of bases recommended for closure and realignment. The President of the United States and Congress accepted the BRAC Commission’s recommendation and the base will not be closed in this round of closings.

At the end of the 1990-91 fiscal year, the General Fund had an accumulated unappropriated deficit of approximately $965.7 million. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110.2 million, $113.5 million, $19.7 million, $80.5 million, $250 million, $262.6 million, $312.9 million, $71.8 million, $300.4 million, and $30.7 million, respectively. The General Fund ran operating deficits in the 2001-02 and 2002-03 fiscal years of approximately $817.1 million and $96.6 million, respectively. The 2001-02 fiscal year deficit was met by the transfer of the $594.7 million balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The 2002-03 fiscal year deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes. The State ended the 2003-04 fiscal year with a General Fund operating surplus of $302.2 million. The 2003-04 fiscal year operating surplus is to be deposited into the Budget Reserve Fund, and $302.1 million of such amount was so deposited on February 1, 2005. The Comptroller provided preliminary estimated financial statements as of February 28, 2006 for the 2004-05 fiscal year indicating an estimated General Fund operating surplus of approximately $373.1 million, which figure takes into account the General Assembly’s passage of the biennial budget for the 2005-06 and 2006-07 fiscal years pursuant to which unanticipated additional revenues of approximately $623.9 million from the 2004-05 fiscal year were appropriated for various purposes as further described below. The 2004-05 fiscal year operating surplus is to be deposited into the Budget Reserve Fund. The preliminary estimated financial statements are subject to additional updates and adjustments by the Comptroller and subject to the final audit.

The General Assembly passed the biennial budget for the 2005-06 and 2006-07 fiscal years prior to its June 8, 2005 regular session adjournment date, and the budget act was signed into law by the Governor on July 1, 2005. The budget for the 2005-06 fiscal year includes General Fund revenues of $14,133.7 million and appropriations of $14,131.7 million, resulting in a projected surplus of $2.0 million. The budget for the 2006-07 fiscal year includes General Fund revenues of $14,748.5 million and appropriations of $14,745.2 million, resulting in a projected surplus of $3.3 million. Such surplus amounts do not, however, reflect the reductions to General Fund revenues in the amounts of $17.0 million and $16.0 million respectively for the 2005-06 and 2006-07 fiscal years pursuant to an act of the October 25, 2005 Special Session which diverts such amounts from abandoned property receipts to the Citizens Election Fund. The biennial budget includes approximately $400.0 million in revenue increases in the 2005-06 fiscal year and $530.0 million in revenue increases in the 2006-07 fiscal year. The more significant revenue changes include (i) reducing the property tax credit under the State income tax, (ii) imposing a 20% surcharge on the corporation tax in income year 2006 and a 15% surcharge in income year 2007, (iii) enacting a new unified estate and gift tax on estates and gifts over $2.0 million, and (iv) instituting a nursing home provider tax as part of an overall plan to garner additional federal funds for the provider industry, estimated to generate in addition to the tax revenue $114.8 million in additional federal funds in each year of the biennium. The budget calls for the use of approximately $623.9 million of the anticipated 2004-05 fiscal year General Fund operating surplus (i) to pay the debt service costs in the 2005-06 and 2006-07 fiscal years on the outstanding Economic Recovery Notes, (ii) to contribute to the Teachers’ Retirement Fund, (iii) to provide education equalization grants to towns, (iv) to provide for accrued sick and vacation leave payments due to the State’s 2003 early retirement program, (v) to make transfers to State agencies for various purposes, and (vi) to fund a stem cell research initiative. The $76.0 million balance of the operating surplus, as estimated in the General Assembly’s surplus projection, is to be deposited into the Budget Reserve Fund. If the 2005-06 fiscal year surplus is not sufficient, some of the $623.9 million appropriations will be reduced to ensure the transfer of $76.0 million to the Budget Reserve Fund. As of the June 8, 2005 close of its regular session, the General Assembly had not adopted any major bond authorization bill. In its June 28, 2005 Special Session, the General Assembly adopted various bond authorization legislation which were signed into law by the Governor on July 1, 2005. The bond authorization legislation included a net increase in general obligation bond authorizations of approximately $1,151.9 million to take effect in the 2005-06 fiscal year and $1,274.7 million to take effect in the 2006-07 fiscal year, $100.0 million in additional clean water revenue bond authorizations to take effect in the 2006-07 fiscal year, and special transportation obligation bond authorizations of $189.9 million to take effect in the 2005-06 fiscal year and $274.4 million in the 2006-07 fiscal year. For the University of Connecticut, general obligation bond authorizations of $79.0 million will take effect in the 2005-06 fiscal year and $89.0 million will take effect in the 2006-07 fiscal year.

The General Assembly passed and the Governor signed the Midterm Budget Adjustments to both the 2005-06 and 2006-07 fiscal year budgets contained in House Bill 5845 as amended by House Amendments A, B, C, and E. The Midterm Budget Adjustments would increase appropriations by $420.5 million in the 2005-06 fiscal year, of which $26.0 million is for 2005-06 fiscal year deficiencies and $394.5 million is for appropriations to fund primarily one-time expenditures over the biennium. The Midterm Budget Adjustments would also increase the original 2006-07 fiscal year General Fund appropriation for state agencies and accounts by $92.0 million. At the time the Midterm Budget Adjustments were adopted, the General Assembly was projecting a 2005-06 fiscal year General Fund surplus of $701.3 million, approximately $511.5 million of which will be utilized (1) for 2005-06 fiscal year deficiencies, (2) to pay off the remaining Economic Recovery Note payments due in the 2007-08 and 2008-09 fiscal years, (3) for the Teachers’ Retirement Fund, which, when combined with existing funding, will fully fund the actuarial required contributions for the 2005-06 and 2006-07 fiscal years, (4) for expected 2005-06 fiscal year lapses carried forward for expenditures in the 2006-07 fiscal year, and (5) for miscellaneous purposes. These changes reduce the General Assembly’s projected 2005-06 fiscal year surplus to $189.8 million and 2006-07 fiscal year surplus to $160.8 million. Any final 2005-06 fiscal year General Fund surplus amount would be added to the State’s Budget Reserve Fund. Tax cuts were contained in House Bill 5845, as amended, including the repeal of the 15% corporation tax surcharge and various minor sales and admissions tax exemptions. In addition, various tax credits were approved to assist in retaining and attracting businesses to the State, including the formation of a film industry tax credit, a jobs creation tax credit, and a displaced worker tax credit. The act also increases the maximum property tax credit against the state personal income tax from $400 to $500 starting with tax years beginning on or after January 1, 2006. To fund new transportation initiatives, the current transfer of General Fund petroleum gross receipts tax revenue to the Special Transportation Fund was increased by $80.0 million. Total revenue policy changes result in a General Fund revenue loss of $251.0 million in the 2006-07 fiscal year. These policy adjustments together with revised revenue estimates result in a net revenue increase of $249.5 million over the original 2006-07 fiscal year adopted revenue estimates. No additional general obligation bond authorizations were enacted in the 2006 Session of the General Assembly. The Governor signed House Bill 5844, as amended, which authorizes an additional $1.0 billion in special tax obligation bonds to be issued over the next ten years to fund various transportation initiatives and $1.3 billion in bonds to be issued in anticipation of future federal transportation funds.

In connection with the Midterm Budget Adjustments described above, $394.5 million of the estimated 2005-06 fiscal year operating surplus is appropriated for the 2005-06 and 2006-07 fiscal years and $91.0 million will be carried forward to the 2006-07 fiscal year. Any remaining surplus, if realized, would be deposited into the Budget Reserve Fund. In the monthly report dated June 1, 2006, as of the period ending April 30, 2006, the Comptroller estimated the General Fund operating surplus for the 2005-06 fiscal year at $304.3 million after taking the Midterm Budget Adjustments into account. In the monthly estimate provided on May 22, 2006, as of the period ending April 30, 2006, the Office of Policy and Management estimated the General Fund operating surplus for the 2005-06 fiscal year at $790.5 million, which after taking into account the Midterm Budget Adjustments results in a projected $305.1 million operating surplus.

In July 2003, the State implemented the first phase of a new, fully integrated, Internet based, financial management and human resources system. Because of initial implementation problems, the preparation of financial statements and reports for the 2003-04 fiscal year was delayed. The Comptroller’s Office has completed audited legal basis and GAAP financial statements for the 2003-04 fiscal year, and on December 30, 2005 the State submitted its Single Audit to the U.S. Department of Health & Human Services pursuant to OMB Circular No. A-133. Work on the 2004-05 fiscal year financial statements commenced late due to the delay in completing the 2003-04 financial statements and thus the final audited financial statements for the 2004-05 fiscal year are not anticipated before September 1, 2006. The State was granted an extension until September 1, 2006 by the U.S. Department of Health & Human Services to submit its Single Audit for the 2004-05 fiscal year pursuant to OMB Circular No. A-133. The State was unable to make timely provision to the nationally recognized municipal securities repositories (the “NRMSIRs”) by February 28, 2005 of audits of its 2003-04 fiscal year financial statements and of certain operating data comparisons or by February 28, 2006 of audits of its 2004-05 fiscal year financial statements and of certain operating data comparisons, as required by the State’s various continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with certain of its prior bond issues. The State filed with the NRMSIRs its financial statements and certain other operating data for the 2003-04 fiscal year, which had not been audited, but which the State believed to be accurate in all material respects, and did file the audited financial statements promptly after the audits became available. On or prior to February 28, 2006, the State filed with the NRMSIRs its preliminary estimated financial statements and certain other financial information and operating data for the 2004-05 fiscal year, and the State anticipates filing the audited financial statements promptly after the audits have been completed.

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 16, 2005, the State had authorized direct general obligation bond indebtedness totaling approximately $20,023.4 million, of which $18,255.6 million had been approved for issuance by the State Bond Commission and $16,849.3 million had been issued. As of December 16, 2005, net State direct general obligation indebtedness outstanding (including lease financings) was approximately $9,967.5 million.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of December 16, 2005, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,768.5 million.

The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State’s share of such costs. As of June 30, 2005, the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $3.0 billion. The State has authorized a net increase in school construction grant commitments under this program of approximately $630.0 million that take effect in the 2005-06 fiscal year. As of June 30, 2005, the State is obligated under the pre-1997 program for approximately $760.0 million in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under the pre-1977 program.

The State’s general obligation bonds are rated Aa3 by Moody’s Investors Service (“Moody’s”) and AA by both Standard & Poor’s (“S&P”) and Fitch.

On June 21, 2004, Governor John G. Rowland announced that he would resign as Governor of the State, effective July 1, 2004. Pursuant to the State Constitution, he has been succeeded as Governor by the Lieutenant Governor, M. Jodi Rell, who is a member of the same party as Governor Rowland and was elected Lieutenant Governor with him at the last regular general election. There is an ongoing federal investigation of the former Rowland administration regarding alleged improprieties with contract awards. In connection with that investigation, federal authorities are also reviewing gifts given to the former Governor. On December 23, 2004, former Governor Rowland pleaded guilty to one federal charge of conspiracy to commit honest services mail fraud and tax fraud.

The State, its officers, and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys’ fees and costs; (ii) a purported class-action on behalf of laid-off State employees alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys’ fees, and costs; (iii) a petition to compel arbitration against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement (“MSA”) entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations; (iv) a purported class-action on behalf of similarly situated students in selected school districts claiming that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for these students as purportedly reflected by both the educational challenges they face and their poor performance on state standardized measures, and seeking a declaratory judgment, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorneys’ fees and costs; (v) an action by recently retired state employees contending that payments upon retirement for unused vacation time and longevity payments should be counted as additions to “base salary” for purposes of calculating their retirement incomes; (vi) a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system; (vii) litigation involving claims by Indian tribes and alleged Indian tribes to State land or sovereignty over portions of the State’s land area; (viii) arbitration proceedings initiated by a contractor against the State’s Department of Transportation pursuant to State statute alleging breaches of contract in connection with both a bridge construction project in New Haven and a separate construction project in Bridgeport; and (ix) a purported class-action on behalf of individuals with mental illness in nursing facilities in the State claiming that the State has violated the Americans with Disabilities Act by failing to provide services to them in the most integrated setting appropriate to their needs.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking “integrated education” within the Greater Hartford metropolitan area, in July 1996 the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. In December 2000 the plaintiffs filed a motion seeking to have the Superior Court monitor the State’s compliance with the 1996 Supreme Court decision. A hearing was held in April 2002, and the case was settled early in 2003. Under the settlement agreement, the State was required over a four year period to open two new magnet schools in the Hartford area in each year, to substantially increase the voluntary interdistrict busing program in that area, and to work collaboratively with the plaintiffs in planning for the period following the four year period. At the time of the settlement the anticipated cost of compliance over the four-year period was $45.0 million, exclusive of school renovation/construction costs. In August 2004 the plaintiffs filed a motion seeking an order that the defendants had materially breached the judicially and legislatively approved settlement. Although the motion remains pending, the parties have recently informed the Court that they are not presently in need of a ruling on the issues raised.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

APPENDIX E

ECONOMIC AND OTHER CONDITIONS IN FLORIDA

The following information is a brief summary of factors affecting the economy of the State of Florida (the “State”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon one or more of the most recently publicly available offering statements relating to debt offerings of the State, including a recent official statement, dated April 15, 2006, for a State of Florida debt offering, however, it has not been updated. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Fund has not independently verified this information.

The Florida Economy

Beginning in calendar year 1996, the State’s unemployment rate has generally tracked below the national average. In calendar year 2005, the State’s unemployment rate was 4.5%, while the nation’s unemployment rate for that calendar year was 5.3%. (The projections set forth in this Appendix were obtained from a recent official statement, dated April 15, 2006, for a State of Florida debt offering, and information provided by the Florida Auditor General’s office regarding its review of local government audit reports submitted to it for the local government fiscal year ending September 30, 2005 (collectively, the “State of Florida Report”)).

During calendar years 1996 through 2005, the State’s per capita income expanded approximately 40.0%, while the national per capita income increased by approximately 43.0%. Since 1997, Florida’s per capita income has been consistently somewhat below that of the U.S. In calendar year 2005, it was 96.0% ($33,219) of the U.S. $34,586 average. The structure of Florida’s income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population than most states, property income (dividends, interest, and rent) and transfer payments (social security and retirement benefits, among other sources of income) are major sources of income.

In November, 2004, Florida voters elected to raise the statewide minimum wage to $6.15, which was effective six months after enactment, and thereafter indexed to inflation each year. The increase was $1 an hour more than the federal minimum wage of $5.15, which has not changed since 1997. The Fund can not predict whether the wage increase will have an adverse impact on Florida’s economy.

Florida ranks as the fourth most populous state, with a population of approximately 17.913 million. From years 1993 to 2003, the State’s estimated average annual rate of population increase has been approximately 2.2% as compared to an approximately 1.0% average annual increase for the nation as a whole. During census years 1990-2000, the State’s population increased approximately 23.5% while that of the nation increased approximately 13.1%. No assurance can be given, however, that such growth will continue.

Tourism remains an important aspect of the State’s economy, and its financial impact is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, gift shops and theme park admissions. An estimated 85.8 million people visited the State in calendar year 2005, according to Visit Florida, the direct support organization for the Florida Commission on Tourism. Visitors to the State’s public parks and recreation areas totaled 17,380,803 for fiscal year 2004-05, a 9.2% decrease over the prior fiscal year. (In 2004, there were temporary State and National park closings due to the active hurricane season.)

The State’s fiscal year begins July 1 and ends June 30. The hurricanes that struck the State during the 2004 and 2005 hurricane seasons, including the related mass evacuations of coastal areas and the resulting declaration of a Presidential Disaster Area encompassing 45 of the State’s 67 counties, could significantly adversely change the State’s economic outlook. There has been no official analysis of and the Trust cannot predict the impact of the recent and possible future hurricanes on the State’s economy, although they are likely to adversely impact the State’s tourist industry and other economic factors in the State discussed in this Appendix.

An important element of the State’s economic outlook is the construction sector. Total contract construction employment as a share of total non-farm employment was approximately 6.5% in calendar year 2004. Single and multi-family housing starts in calendar year 2005 reached a combined level of 279,800. Multi-family starts were slow to recover from the early 1990s recession, but are showing stronger growth now and approximated 86,400 in calendar year 2005. A driving force behind the State’s construction industry is its rapid population growth.

The services sector of the State’s economy continues to grow. In 2004, services constituted 47.8% of the State’s total non-farm jobs, compared to 43.2% five years earlier. The total number of non-farm jobs increased 6% while jobs in services increased 10.5% over the same period.

Florida Revenues and Expenditures

For fiscal year 2006-07, the estimated total of General Revenue funds available is approximately $27,249.7 million, an approximate increase of 1.6% over the total estimated for fiscal year 2005-06. The estimated $26,833.3 million in the Estimated Revenues component of the estimated 2006-07 total represents an estimated 1.6% increase over the analogous figure for fiscal year 2005-06. Estimates are subject to risk and uncertainties which may affect actual revenue collections and cause results to differ materially from those stated. No assurance is given that actual revenue impact will not differ materially from the estimates provided.

General revenue appropriations for fiscal year 2004-05 totaled approximately $24.9 million, to be funded from general revenue collections. The legislative budget included a projected Working Capital Fund balance at the end of fiscal year 2004-05 of approximately $2,902.9 million and did not use any Budget Stabilization Fund reserves.

The sales and use tax is the greatest single source of tax receipts in the State, although not all of these receipts are credited to the General Revenue Fund. For fiscal year 2004-05, receipts from this source were $17,628.9 million, an increase of approximately 11.67% from the prior fiscal year. The Legislature has, from time to time, temporarily waived collection of sales taxes on such items as clothing under certain prices, school supplies, and hurricane supplies.

The second largest source of State tax receipts is the Motor Fuel Tax. Collections from this source during fiscal year 2004-05 were $1,669.4 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue

Fund. In 2004, the state Legislature passed legislation that reduced the sales tax rate on certain specified motor fuels by 8 cents per gallon for the month of August, 2004, with safeguards designed to benefit the consumer. The Legislature appropriated the sum of $310,000 from the General Revenue Fund to the Department of Revenue for the purpose of developing and implementing a public awareness campaign for and administering the motor fuel tax holiday. Analysts projected the reduction in tax to cost the State about $90 million in revenue. Alcoholic beverage tax revenues totaled $575.5 million for fiscal year 2004-05. The receipts of corporate income tax for fiscal year 2004-05 were $1,729.7 million, an increase of 28.6% over the previous fiscal year and are projected to increase for fiscal year 2005-06 by 37.5% to $2,378.0. Gross Receipts tax collections for fiscal year 2004-05 totaled $882.2 million, an increase of 6.4% over the previous fiscal year. The intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages, and other obligations secured by liens on Florida realty, and other intangible personal property. Total collections from intangible personal property taxes were $981.1 million during fiscal year 2004-05, a 23.4% increase over the previous fiscal year. The Florida Legislature passed a bill (H.B. 209) which would repeal the Florida intangible tax on securities and investments. The Governor is expected to sign the bill. If the bill becomes law, Florida residents will not receive any state tax benefits from investing in the Florida Fund.

Another source of the State tax receipts in 2004-05 was the estate tax. The State’s constitution generally limited the tax on resident decedents’ estates to the aggregate amount allowable as a credit against federal estate tax or state death taxes paid and thus the State’s estate tax did not increase the estate’s total federal estate tax liability. For fiscal year 2004-05, estate tax receipts were $324.4 million, a decrease of 15.2% from the prior fiscal year. All estate tax receipts were credited to the General Revenue Fund and, in fiscal year 2004-05 represented approximately 1.29% of the General Revenue Fund. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the state death tax credit was reduced annually by 25% from 2002 through 2004, and a total repeal of that credit occurred in 2005. These reductions and elimination of the federal estate tax credit reduced the amount of taxes collected at the State level. The Fund cannot predict the impact of these reductions and elimination on State finances.

In fiscal year 2004-05, State operated lotteries produced estimated revenues of $3,487.6 million. State law requires allocating 50% of gross lottery revenues to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 2004-05, education received approximately $1,028.6 million of these revenues.

In addition to the foregoing information, the State of Florida Report contains the following General Revenue information for fiscal years 2003-04, 2004-05 and 2005-06 in tabular form.

	State of Florida Total General Revenues Fiscal Years 2003-06 (in millions of dollars)
	2003-04 Actual	2004-05 Actual	2005-06 Estimate
General Revenue Fund:
Sales Tax—GR	$15,753.8	$17,599.8	$19,100.8
Beverage Tax & Licenses	572.5	757.7	593.2
Corporate Income Tax	1,344.8	1,729.71	2,190.7
Documentary Stamp Tax	1,181.0	1,601.2	1,183.1
Tobacco Tax	276.2	287.4	273.2

Insurance Premium Tax	492.1	545.7	626.1
Pari-Mutuels Tax	23.7	18.4	18.5
Intangibles Tax	795.0	981.1	1,041.6
Estate Tax	382.7	324.4	63.1
Interest Earnings	194.3	261.19	325.9
Driver’s Licenses	66.5	73.6	74.0
Medical & Hospital Fees	165.9	181.2	201.0
Auto Title & Lien Fees	31.5	32.7	34.0
Severance Taxes	4.8	20.7	23.4
Corporation Filings Fees	161.4	176.4	181.7
Service Charges	432.8	494.0	518.2
Other Taxes, Licenses & Fees	301.6	359.2	313.1
Less: Refunds	(371.3)	(293.6)	(355.9)
Net General Revenue	$21,809.3	$24,969.5	$26,405.7

The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem revenues to meet operating and other requirements normally funded with ad valorem tax revenues.

The State Constitution limits the amount of State revenues collected for any fiscal year to the amount of State revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter are required to be refunded to taxpayers as provided by general law. The constitutional limitation on State revenues may be increased by a two-thirds vote of the Legislature.

State revenues are generally defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the revenue categories exempt from the constitutional limitation include: (1) revenues necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) revenues used to provide matching funds for the federal Medicaid program with certain exceptions; (3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The Fund cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1999, 2004, and 2005 hurricane seasons. In 2004, four major hurricanes struck Florida, with significant damage occurring in the overwhelming majority of the State’s counties. The scale of the damage was unprecedented and it is currently impossible to give an accurate estimate of the property damage. There was also some loss of life. In addition to the destruction to property caused by the storms, businesses have suffered a significant amount of down time, with resulting layoffs of personnel. The 2005 hurricanes caused significant damage, destruction of property and disruption of business and commerce across the entire southern third of the state, including the major population centers of Fort Lauderdale, Miami and West Palm Beach. Moderate damage was also suffered in certain portions of the western Florida Panhandle. The total impact of the storms on the Florida economy will not be known for some time, nevertheless the Fund believes the State has been and will be materially and adversely impacted by the hurricanes of 2004 and 2005. The hurricane season runs from June 1 through November 30. The Fund cannot predict the economic impact, if any, of future hurricanes and storms.

As of April 15, 2006, the State had a high bond rating of Aaa from Moody’s Investors Service, Inc., AAA from Standard & Poor’s, and AAA from Fitch Ratings on its general obligation bonds. Outstanding general obligation bonds at June 30, 2005 totaled approximately $17.5 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection and highway construction. The State has issued almost $1.19 billion of general obligation bonds since July 1, 2005.

For the fiscal year ending September 30, 2004 in accordance with statutory law, the State’s Auditor General has notified the State’s Governor and Joint Legislative Auditing Committee that the audit reports submitted by 8 of 573 local governments not exempt from statutorily mandated audit report filing requirements contain a statement that the local governmental entity has met one or more statutory conditions indicating a possible state of financial emergency and subjecting the local government to review and possible oversight by the Governor or the Commissioner of Education as provided in Section 218.503, Florida Statutes. Meeting a statutorily defined condition indicating financial emergency is not necessarily indicative of a local governmental entity’s solvency or ability to pay its current financial obligations, but if the Governor or the Commissioner of Education, as appropriate, determines that the local government entity or the district school board needs state assistance to resolve the condition, that local government is considered to be in a state of financial emergency. The operations of all entities meeting one or more of the financial emergency conditions may be adversely affected. One of the Trust’s investments is in the obligations issued by the Miami-Dade County Aviation Department for Miami International Airport (“MIA”). Although MIA may not currently have any financial emergencies, it has noted in its filings that it is subject to risk created by the recent increase in airline bankruptcies.

APPENDIX F

ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts (the “Commonwealth”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based solely upon the publicly available information statement dated April 18, 2006 as supplemented by the Commonwealth’s information statement supplement dated May 17 2006, each relating to Massachusetts general obligation bonds; however, the summary will not be updated during the year. The Trust has not independently verified the information.

Past Years’ Financial Results. In fiscal year 2003, which ended on June 30, 2003, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 3.83% from the prior fiscal year to $21.987 billion, budgeted expenditures decreased by 1.58% over the prior fiscal year to $22.439 billion, and the Commonwealth ended fiscal year 2003 with a positive closing fund balance of $936.1 million.

In fiscal year 2004, which ended on June 30, 2004, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 9.10% from the prior fiscal year to $23.988 billion, budgeted expenditures increased by 1.82% over the prior fiscal year to $22.848 billion, and the Commonwealth ended fiscal year 2004 with a positive closing fund balance of $1.893 billion.

In fiscal year 2005, which ended on June 30, 2005, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 1.61% from the prior fiscal year to $24.374 billion, budgeted expenditures increased by 4.07% over the prior fiscal year to $23.779 billion, and the Commonwealth ended fiscal year 2005 with a positive closing fund balance of $2.487 billion.

Fiscal Year 2005 Tax Revenues. On January 14, 2004, the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal year 2005 Commonwealth tax estimate of $15.801 billion, of which $684.3 million was dedicated to the Massachusetts Bay Transportation Authority (“MBTA”) and $1.217 billion was dedicated to the Commonwealth’s annual pension obligation. The estimate was based upon a revised consensus tax estimate for fiscal year 2004 of $15.230 billion and assumed 3.75% baseline growth for fiscal year 2005, which resulted in a $15.801 billion tax estimate.

On June 25, 2004, the Governor signed into law the fiscal year 2005 General Appropriations Act (“GAA”). The fiscal year 2005 GAA was based upon a tax estimate of $15.968 billion, consisting of the fiscal year 2005 consensus tax estimate of $15.801 billion, plus an additional $89.0 million generated from the closing of various tax loopholes, $65.5 million from enhanced tax audits, and $12.7 million from the taxation of lottery prize assignment. The gross tax figure includes $1.217 billion dedicated to the Commonwealth fiscal year 2005 pension obligation and $704.8 million in sales tax revenues dedicated to the MBTA. In order to comply with the Commonwealth’s statutory balanced budget requirement, the fiscal year 2005 GAA also appropriated $340.0 million from the Stabilization Fund and $270.0 million from the Federal Medical Assistance Percentage (“FMAP”) Escrow Fund. The legislation contains a provision to reduce the amount appropriated from the Stabilization Fund should tax revenues, by the third quarter of the fiscal year, exceed benchmarks set by the January 14, 2004 consensus tax estimate.

On October 15, 2004, the Executive Office for Administration and Finance released a revised tax estimate for fiscal year 2005. The revised fiscal year 2005 tax estimate was $16.231 billion, representing an increase of $301.0 million over the consensus fiscal year 2005 tax estimate released on January 14, 2004, after factoring in tax law changes since the earlier estimate.

Tax revenue collections for fiscal year 2005, ended June 30, 2005, totaled $17.088 billion, an increase of $1.135 billion or 7.1% over fiscal year 2004. The following table shows the tax collections for each month of fiscal year 2005 and the change from tax collections in the same months in the prior year, both in dollars and as a percentage. The table also notes the amount of monthly tax collections that were dedicated to the MBTA and the Massachusetts School Building Authority (“MSBA”).

Fiscal Year 2005 Budgeted Tax Collections (in millions)(1)

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion(2)	MSBA Portion	Collections, Net of MBTA and MSBA

July	$1,127.2	$60.2	5.6%	$59.2	$0.0	$1,068.0

August	1,192.1	102.4	9.4	56.5	33.0	1,102.6

September	1,697.8	55.8	3.4	60.5	36.3	1,601.0

October	1,098.7	23.1	2.2	56.3	36.3	1,006.1

November	1,119.0	73.5	7.0	52.4	36.3	1,030.4

December	1,587.0	133.0	9.1	67.5	36.3	1,483.2

January	1,685.3	178.1	11.8	66.1	36.3	1,582.9

February	849.2	(53.3)	(5.9)	47.8	36.3	765.1

March	1,556.9	186.8	13.6	62.2	36.3	1,458.4

April	2,016.9	196.0	10.8	55.4	36.3	1,925.2

May	1,327.0	121.2	10.1	57.3	36.3	1,233.5

June	1,830.7	57.7	3.3	63.5	36.3	1,731.0

Total	$17,087.9	$1,134.6	7.1%	$704.8	$395.7	$15,987.4

(1)	Sum of details may not equal total because of rounding.
(2)	Includes adjustments of $7.8 million on account of the first quarter, $13.9 million on account of the second quarter, $13.7 million on account of the third quarter and $3.1 million on account of the fourth quarter.

The fiscal year 2005 tax revenue increase of $1.135 billion over fiscal year 2004 is attributable in large part to an increase of approximately $305.6 million or 4.1% in withholding collections, an increase of approximately $303.9 million or 22.0% in income tax estimated payments, an increase of approximately $270.4 million or 23.1% in income tax payments with returns and bills, and an increase of approximately $137.2 million or 3.7% in sales and use tax collections.

Fiscal Year 2006. On October 15, 2004, the Executive Office for Administration and Finance released a preliminary projection of tax revenues for fiscal year 2006 of $17.035 billion, an increase of $804.0 million over the then-current fiscal year 2005 tax estimate, assuming 5.0% baseline growth for fiscal year 2006.

On December 6, 2004, the Executive Office for Administration and Finance and House and Senate Ways and Means Committees held a joint hearing in preparation for the consensus revenue estimate due on January 15, 2005. At that hearing, fiscal year 2006 revenue estimates were presented by the Department of Revenue, the Massachusetts Taxpayers Foundation, and the Beacon Hill Institute. The Department of Revenue estimated fiscal year 2006 tax revenues in the range of $17.341 billion to $17.464 billion, the Massachusetts Taxpayers Foundation forecast fiscal year 2006 tax revenues of $17.368 billion, and the Beacon Hill Institute forecast fiscal year 2006 tax revenues of $17.555 billion.

On January 14, 2005, the Chairpersons of the House and Senate Committees on Ways and Means and the Secretary for Administration and Finance announced that agreement could not be reached on the fiscal year 2006 consensus tax revenue estimate. The Executive Office for Administration and Finance announced a fiscal year 2006 tax revenue estimate of $17.336 billion, which the administration incorporated in its fiscal year 2006 budget proposal released on January 26, 2005. The Chairpersons of the House and Senate Committees on Ways and Means announced a fiscal year 2006 tax revenue estimate of $17.100 billion.

The fiscal year 2006 GAA, as supplemented to date, provides for $23.977 billion of appropriations in the Budgeted Operating Funds, including $1.275 billion for fiscal year 2006 pension obligations. In addition to the spending appropriated in the GAA, the Commonwealth has significant “off budget” expenditures in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, projected to be in the amounts of $712.6 million and $488.7 million, respectively, and $332.5 million of off-budget expenditures in the Medicaid program.

On June 29, 2005, the Governor signed the GAA for fiscal year 2006. The budget as signed included $23.806 billion in spending, reflecting vetoes making $109.7 million in reductions compared to the conference committee budget as passed. The Legislature has subsequently overridden $108.9 million of the Governor’s vetoes, bringing the total value of the GAA to $23.915 billion. The GAA (including overrides) budgets $6.995 billion for Medicaid, $3.772 billion for education excluding school building assistance, $1.873 billion for debt service and $11.275 billion for all other programs and services.

For the fiscal year 2006 budget, the Executive Office for Administration and Finance and the House and Senate Committees on Ways and Means adopted different revenue estimates. The administration’s estimate was based upon its April 15, 2005 tax revenue estimate for fiscal year 2006 of $17.500 billion, 2.4% more than fiscal year 2005 receipts of $17.087 billion. (The administration’s April 2005 tax revenue estimate was subsequently adjusted for several legal developments, which reduced the fiscal year 2006 estimate by $52.5 million, to $17.448 billion, 2.1% over fiscal year 2005 tax receipts.) The House and Senate Ways and Means Committees estimated tax revenue at $17.283 billion, or 1.2% above actual fiscal year 2005 receipts, including a base of $17.1 billion (effectively equal to prior year collections), $105.0 million in additional revenues assumed to result from proposed tax loophole legislation, and $78.0 million in revenue resulting from increased audits. Both the Legislature’s and Governor’s gross tax estimates included $1.275 billion for the annual pension obligation, $712.6 million in sales tax dedicated to the MBTA, and $488.7 million in sales tax dedicated to the MSBA. These costs are deducted from the gross tax estimate to determine net tax revenue.

On October 26, 2005, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal year 2006 by $509.0 million, to $17.957 billion. On January 17, 2006, the Executive Office for Administration and Finance further increased the tax revenue estimate for fiscal year 2006 by $201.0 million, to $18.158 billion. See “Fiscal Year 2006 Tax Revenues” for additional detail.

A number of fiscal year 2006 supplemental budgetary appropriation bills have been filed. These supplemental budgetary bills and appropriations are as follows:

On September 22, 2005, the Governor filed “An Act to Reform Education.” The objective of the bill is to improve K-12 education, especially math and science, to maintain international competitiveness. The bill proposes supplemental appropriations for fiscal year 2006 of $46.6 million. The projected cost of the proposal as filed for fiscal year 2007 was $143.0 million. Due to delayed consideration of this legislation, the fiscal year 2007 cost included in the Governor’s budget proposal is $94.0 million.

On October 20, 2005, the Governor filed supplemental legislation to place $16.4 million in eleven reserve accounts to fund incremental costs resulting from a number of collective bargaining agreements. The funds cover incremental costs in fiscal year 2006 as well as any retroactive compensation for fiscal year 2005 or prior years.

On November 29, 2005, the Governor filed supplemental legislation to cover $12.8 million in increased fuel and medical costs at the Department of Corrections.

On November 30, 2005, the Governor signed legislation providing $20.0 million to provide heating energy assistance and tax relief to citizens of the Commonwealth.

On December 8, 2005, the Governor signed legislation revising certain fiscal 2005 year-end inter-fund transfers, making tax law changes and making a transfer affecting fiscal year 2006. The legislation closes various tax loopholes and raises an additional $85 million in tax revenue on an annualized basis. The legislation also settles the Peterson tax revenue case. The legislation changes the effective date of the 2002 capital gains tax law change to January 1, 2003. This results in tax credits of approximately $225.0 million to $275.0 million, which will be refunded to taxpayers over the next four years. The legislation also transfers $20.0 million from the Stabilization Fund to the General Fund.

On December 22, 2005, the Governor signed legislation for $53.6 million in supplemental appropriations. Included was $13.5 million to support increased benefits for military personnel returning from Iraq and Afghanistan, $12.8 million for increased fuel and medical costs at the Department of Corrections, $11.0 million for gang prevention at the Executive Office of Public Safety and $16.3 million to support additional collective bargaining agreements in the Commonwealth.

On January 9, 2006, the Governor filed legislation recommending fiscal year 2006 supplemental appropriations totaling $60.0 million. This legislation would provide $27.4 million in snow and ice removal at the Massachusetts Highway Department, $11.1 million for new collective bargaining increases, $5.9 million for state and county sheriff operations, $5.1 million for fuel deficiencies, and $10.5 million for other programs and services.

On February 7, 2006, the Governor filed legislation recommending $36.5 million in supplemental appropriations to support the Commonwealth’s preparations to prevent and respond to a potential flu pandemic. Funding includes additional hospital beds, supplies and equipment to increase current hospital capacity by more than 7,500 beds across the Commonwealth, antiviral medication to treat and contain the spread of infection, and additional supplies and equipment for the state laboratory at the Department of Public Health.

On February 14, 2006, the Governor signed legislation providing $1.0 million for costs associated with the NCAA Women’s Final Four basketball tournament which was to be held in Boston in April 2006.

On March 23, 2006, the Governor filed legislation recommending $69.0 million in supplemental appropriations. This legislation would provide $24.7 million for environmental remediation related to underground fuel storage tanks, $8.3 million for collective bargaining costs, $6.6 million for Department of Corrections increased fuel costs and payroll for activated military personnel, $6.5 million for settlements and judgments including payments to wrongly convicted persons and $22.9 million for other programs and services. The legislation also recommends $30.2 million in fiscal year 2006 appropriations be made available for expenditure in fiscal year 2007 to fund collective bargaining costs, workforce training grants, and costs associated with the training of a new State Police class.

On April 12, 2006, the Governor signed into law “An Act Providing Access to Affordable, Quality, Accountable Health Care” to reduce the level of uninsured persons in Massachusetts. Based on this enacted legislation, the Executive Office of Health and Human Services (“EOHHS”) has submitted a description of the plan to the federal Center for Medicare and Medicaid Services (“CMS”) for federal approval. In this submission, the Commonwealth argues that the plan complies with the terms and conditions of the 1115 Demonstration Waiver and that all $385 million of federal funding associated with the Safety Net Care Pool should be made available for spending in fiscal year 2007. CMS has agreed to expedite review of the plan, and its response is expected before fiscal year 2007 begins. For fiscal year 2006, the legislation appropriates or transfers $60.0 million. For fiscal year 2007, the legislation would result in a total of $390.9 million in new general fund spending.

On April 14, 2006 the Governor signed legislation authorizing $132.0 million in supplemental appropriations previously requested by the administration. This legislation provides $31.0 million for collective bargaining costs, $23.0 million for snow and ice removal, $12.0 million for reimbursement of underground storage tank cleanup costs, $6.5 million for the Department of Corrections, $6.5 million for judgments and settlements, $5.9 million for the Trial Courts, and $47.1 million for various other programs and services. The legislation also PAC’ed (prior appropriation continued) $30.2 million, making certain appropriations available for expenditure through June 30, 2007.

On April 24, 2006, the Governor filed supplemental legislation to provide $5.0 million for a Nanotechnology Research Center at the University of Massachusetts at Amherst.

On May 4, 2006, the Governor filed legislation recommending $80.3 million in supplemental appropriations for fiscal year 2006. This legislation would fund collective bargaining costs, notably at the University of Massachusetts system and for the State Police. This legislation would fund the incremental costs for fiscal years 2006 and 2007.

Fiscal Year 2006 Cash Flow. Fiscal year 2005 ended with a non-segregated cash balance of $2.117 billion and a segregated bond balance of $435.7 million. On February 28, 2006, the State Treasurer and the Secretary of Administration and Finance released a revised projected cash flow forecast for fiscal year 2006. The cash flow projection for fiscal year 2006 is based on the GAA for fiscal year 2006 and includes the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal year 2006 from the prior fiscal year. The cash flow projection also reflects all supplemental appropriations bills either filed or enacted that would impact the Commonwealth’s cash flow in fiscal year 2006. It reflects authorized transfers between budgeted funds and certain reserve funds as provided for in the GAA and in subsequent legislation. The fiscal year 2006 projection is based on actual spending and revenue through January 2006, and estimates for the remainder of fiscal year 2006. The fiscal year 2006 projection is based on the Executive Office for Administration and Finance’s revised fiscal year 2006 tax estimate released on January 17, 2006 of $18.158 billion. The gross tax figure includes $1.274 billion dedicated to the Commonwealth’s fiscal year 2006 pension obligation, $712.6 million in sales tax revenues dedicated to the MBTA and $488.7 million in sales tax revenues dedicated to the MSBA. The figure excludes local option tax revenues of $256.0 million.

Fiscal year 2006 opened with a starting balance of $2.553 billion of cash and is projected to have a June 30, 2006 ending balance of $1.584 billion. These figures do not include balances in the Commonwealth’s Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for projected capital projects totaling $435.7 million with respect to the starting balance and $202.2 million with respect to the ending balance. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $2.117 billion and is projected to end the fiscal year at $1.382 billion, a $735.0 million decrease. A portion of the overall decline in the operating cash balance is due to the anticipated net transfer of $1.104 billion to the Commonwealth’s Stabilization Fund during and in respect of fiscal year 2006.

The Commonwealth’s cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began fiscal year 2006 with $140.1 million of commercial paper outstanding in the form of Bond Anticipation Notes (BANs), which have been paid from the proceeds of general obligation bond issues. In December 2005 the Commonwealth issued $200.0 million of Revenue Anticipation Notes (RANs) to make the December 2005 local aid payment to cities and towns. These RANs were repaid in December 2005 and January 2006. The Commonwealth issued $200.0 million of RANs in March 2006.

The cash flow projection included an estimated $1.404 billion in proceeds of long-term borrowing for capital projects in fiscal year 2006, including a $400.0 million principal amount general obligation bond issue completed in August 2005, a $261.1 million principal amount general obligation bond issue (excluding the portion of the issue benefiting the MSBA) completed in October 2005 and a $350.0 million principal amount general obligation bond issue completed in March 2006. An additional general obligation bond issue of $330.0 million in May 2006 was expected.

Fiscal Year 2006 Tax Revenues. Tax revenue collections for the first ten months of fiscal year 2006, ended April 30, 2006, totaled $15.078 billion, an increase of $1.148 billion or 8.2% over the first ten months of fiscal year 2005. The following; table shows the tax collections for the first ten months of fiscal year 2006 and the change from tax collections in the same months in the prior year, both in dollars and as a percentage. The table also notes the amount of tax collections in each month that are dedicated to the MBTA and to the MSBA.

Fiscal Year 2006 Budgeted Tax Collections (in millions)(1)

Month	Tax Collections	Change From Prior Year	Percentage Change	MBTA Portion(2)	MSBA Portion	Collections, Net of MBTA and MSBA

July	$1,188.8	$61.6	5.5%	$63.7	$44.6	$1,080.5

August	1,204.9	12.8	1.1	60.0	42.0	1,102.8

September	1,941.2	243.4	14.3	54.7	38.3	1,848.2

October	1,216.0	117.3	10.7	56.2	39.4	1,120.4

November	1,119.0	0.0	0.0	54.7	38.3	1,026.1

December	1,791.0	204.0	12.9	67.3	44.6	1,679.2

January	1,921.1	235.8	14.0	67.6	47.3	1,806.2

February	853.7	4.5	0.5	50.4	35.3	767.9

March(3)	1,626.7	69.8	4.5	60.1	35.3	1,531.3

April(3)	2,215.3	198.4	9.8	57.3	40.3	2,117.8

Total(3)	$15,077.7	$1,147.6	8.2%	$592.0	$399.0	$14,086.7

(1)	Sum of details may not equal total because of rounding.
(2)	Includes adjustments of $12.5 million on account of the second quarter and $9.7 million on account of the third quarter.
(3)	Figures are preliminary.

The year-to-date tax revenue increase of $1.148 billion over fiscal year 2005 is attributable in large part to an increase of approximately $357.5 million or 5.5% in personal income tax withholding collections, an increase of approximately $196.6 million or 14.9% in income tax estimated payments, an increase of approximately $207.2 million or 17.9% in income tax payments with returns and bills, an increase of approximately $132.6 million or 4.1% in sales and use tax collections, and an increase of approximately $450.5 million or 35.1% in corporate and business collections, which are partially offset by changes in other revenues (net of refunds). The year-to-date collections exceeded the year-to-date benchmark by approximately $224.1 million. The year-to-date benchmark was based on a fiscal year 2006 tax revenue estimate of $18.158 billion issued by the Executive Office for Administration and Finance on January 17, 2006.

On November 22, 2005, the Governor signed into law Chapter 140 of the Acts of 2005, which provides tax deductions for the purchase of home heating oil by certain taxpayers between November 1, 2005 and March 31, 2006, and tax credits for the purchase of energy-saving home improvements between December 1, 2005 and March 13, 2006. The Department of Revenue estimates that this legislation will reduce fiscal year 2006 tax collections by $93.9 million, and fiscal year 2007 tax collections by $27.6 million. Tax deductions under this legislation which have been taken to date are running below projections.

On November 23, 2005, the Governor signed into law Chapter 158 of the Acts of 2005, which provides tax credits and sales tax exemptions for companies engaged in the production of motion pictures in the Commonwealth. The Department of Revenue estimates that this legislation will reduce fiscal year 2006 tax collections by $27.4 million and fiscal year 2007 tax collections by $46.6 million.

On April 6, 2004, the Supreme Judicial Court held in Peterson v. Commissioner of Revenue that the effective date of a provision of Chapter 186 of the Acts of 2002 amending the capital gains tax statute to impose new tax rates as of May 1, 2002 violated amendment article 44 of the Massachusetts

Constitution. Since the statute has a severability clause, the court remanded the case to the Supreme Judicial Court for Suffolk County for further proceedings to determine whether the statute should be construed to impose the new tax rate beginning on January 1, 2003, or whether the statute instead should be construed to impose the new tax rate beginning on January 1, 2002. Included in the fiscal year 2005 GAA were two sections concerning capital gains tax rates: one section providing that the effective date of the capital gains tax statute is January 1, 2002 and another concerning an exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002. On April 26, 2005, the Supreme Judicial Court ruled that the exemption for taxpayers who paid taxes on capital gains realized during January 1, 2002 to April 30, 2002 was not a “reasonable exemption” and again remanded the case to the Supreme Judicial Court for Suffolk County, which ordered that the new tax rate be imposed effective January 1, 2002 unless the Legislature took further action.

On December 8, 2005, the Governor signed into law Chapter 163 of the Acts of 2005, which reinstated the lower capital gains tax rates that initially existed during the portion, ending April 30, 2002, of the 2002 tax year (5% ranging down to 0% depending on the holding period) and provided that such rates shall be applicable to the entire 2002 tax year, i.e., a tax year beginning on or after January 1, 2002 and prior to January 1, 2003. The Act provided that any overpayments are to be refunded, without interest, in four annual installments, substantially equal in amount, provided that the Department of Revenue could, as a matter of administrative convenience, pay out individual refunds of $1,000 or less in one lump sum. The Department estimates that total revenue reduction resulting from this legislation will be approximately $225 million to $275 million over four fiscal years, with estimated revenue reductions of $75.5 million in fiscal year 2006, and $60.5 million in each year from fiscal year 2007 through 2009.

Chapter 163 also linked the personal income tax sections of the Massachusetts tax code to the Internal Revenue Code as it existed on January 1, 2005, as well as closing certain so-called tax loopholes. The Department of Revenue estimates that the Internal Revenue Code update will result in tax revenue reductions of approximately $32 million in fiscal year 2006 and $17 million in fiscal year 2007, and the loophole closing provisions will result in tax revenue increases of approximately $36 million in fiscal year 2006 and $85 million in fiscal year 2007.

Fiscal Year 2007 Budget. At the December 12, 2005 consensus revenue estimate hearing, the Commissioner of Revenue and representatives from the Massachusetts Taxpayers Foundation and Beacon Hill Institute provided tax revenue projections for fiscal year 2007 ranging from $18.878 billion to $19.951 billion. On January 13, 2006, the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal year 2007 Commonwealth tax estimate of $18.975 billion, of which $734.0 million is dedicated to the MBTA, $1.335 billion is dedicated to the Commonwealth’s annual pension obligations, and $572.5 million is dedicated to the MSBA. The fiscal year 2007 tax revenue estimate represents growth of 4.1%, referred to as the baseline growth rate.

On January 25, 2006, Governor Romney filed his fiscal year 2007 budget proposal. The spending plan budgeted $25.187 billion, including $7.101 billion in Medicaid, $4.047 billion in K-12 education, $2.064 billion for debt service and contract assistance, $1.355 billion in non-education local aid, and $10.620 billion for all other programs and services. The Governor’s budget includes a phased decrease in the personal income tax rate from 5.3% to 5.15% on January 1, 2007, and to 5.0% on January 1, 2008. This tax cut reduces projected tax revenue for fiscal year 2007 by $132.0 million.

The Governor’s fiscal year 2007 budget proposal included an increase of 17.1% in non-education local aid by directing that all net proceeds from the state lottery be distributed to the Commonwealth’s cities and towns, as had been done prior to fiscal year 2003. The budget includes an increase of 3.4% in Medicaid relative to the fiscal year 2006 General Appropriation Act and of 4.9% relative to the fiscal year 2006 Medicaid spending projection as of the budget proposal’s filing. The Governor’s budget recommendation proposes an increase of $275.0 million, or 7.3%, in K-12 education. These funds were proposed to support reforms to the state’s principal education funding law, called Chapter 70, by making it more responsive to enrollment changes, addressing historical aid inequities among similar communities, and recognizing increases in certain categories of school costs. The increased education funding was also to provide for certain components of the Governor’s Education Reform initiative, filed in September 2005, which were re-filed in the budget.

The Governor’s budget included a $200.0 million reserve account at the Executive Office for Administration and Finance to fund costs that may result from healthcare reform legislation then being formulated in a joint House and Senate conference committee. In addition, the Governor proposed that $50.0 million of the $200.0 million be taken from the Health Care Security Trust fund to support one-time costs associated with the implementation of healthcare reform in Massachusetts. (The Health Care Security Trust holds unexpended funds received from the master settlement agreement with tobacco companies and has a balance of $443.6 million.) The budget also includes the use of $60.5 million from the Stabilization Fund to provide the tax refunds resulting from the Peterson legislation signed on December 8, 2005. The budget also proposed to suspend for fiscal year 2007 the statutory transfer of one-half of 1 percent of current year tax revenues to the Stabilization Fund prior to the calculation of the consolidated net surplus.

As of May 17, 2006, Medicaid spending in fiscal year 2007 was projected to increase by as much as $132.0 million over the estimates used in the Governor’s proposed budget. Any increase in MassHealth spending is likely to be offset by an increase in federal revenue (FFP) equal to 50% of the spending.

On April 10, 2006 the Committee on Ways and Means of the Massachusetts House of Representatives submitted its fiscal year 2007 budget proposal. This proposal includes spending of $25.271 billion. The budget also includes a $200.0 million reserve to fund healthcare reform efforts in the Commonwealth consistent with the fiscal year 2007 budget proposal filed by the Governor. The House Ways and Means budget recommendation proposes the transfer of $275.0 million from the Commonwealth’s Stabilization Fund to its General Fund to support fiscal year 2007 expenditures. It does not include a reduction in the personal income tax rate to 5.15% as the Governor proposed, thus providing an additional $132.0 million (relative to the Governor’s recommended budget) in projected revenue available for expenditure.

Subsequently, on April 28, 2006, the House approved a $25.453 billion budget bill, adding $182.0 million to the House Ways and Means Committee proposal. The final budget bill allocated the $200.0 million healthcare reform reserve to a number of healthcare costs: $80.6 million for several restored benefits, $77.8 million for enrollment increases in the MassHealth Essential program, $20.0 million for MassHealth rates for senior care plans, and $16.5 million for a variety of other MassHealth programs. In addition, the House added: $81.4 million in Chapter 70 education funding to cities and towns, $11.5 million to the Group Insurance Commission (GIC) to support lower employee contribution rates, $11.0 million for the Massachusetts Office of Travel and Tourism, and $91.8 million in a variety of other programs and services. Additional revenue sources or draws from reserves would need to be identified to support the additional spending included in the final House budget.

In addition, the House voted to include in its budget bill versions of an economic stimulus bill and a supplemental spending bill previously filed. The economic stimulus bill and the supplemental spending bill include approximately $450.0 million in spending, transfers, or decreases in revenues. These costs would be supported by the $304.8 million in the Transitional Escrow Fund. The needed balance would come from the Commonwealth Stabilization Fund. These bills also would authorize $200 million in debt-funded capital spending. The stimulus bill and supplemental spending bill were added as outside sections to the House budget bill. These amounts are in addition to the $25.453 billion spending figure identified above.

On May 17, 2006, the Senate Committee on Ways and Means submitted its fiscal year 2007 budget proposal. The proposal includes spending of $25.446 billion. The Senate Ways and Means budget proposes the transfer of $350.0 million from the Commonwealth’s Stabilization Fund to its General Fund to support fiscal year 2007 expenditures. It does not include a reduction in the personal income tax rate to 5.15% as the Governor proposed, thus providing an additional $132.0 million (relative to the Governor’s recommended budget) in projected revenue available for expenditure. In addition, the Senate Ways and Means budget proposes to transfer an additional $136.0 million from the Commonwealth Stabilization Fund to the Transitional Escrow Fund. The Transitional Escrow Fund was created in September of 2005 and was scheduled to expire on June 30, 2006 with any remaining balance directed to the Commonwealth’s Stabilization Fund. This proposal adds the additional funds to the Transitional Escrow Fund’s current balance of $304.8 million, and it extends the life of the fund until June 30, 2007.

The Senate Ways and Means budget includes increases in the lottery distribution to cities and towns as proposed by the Governor. It also includes many of the changes to the Chapter 70 education funding law proposed in the Governor’s budget and increases proposed Chapter 70 spending by $210.4 million over fiscal year 2006. The proposal does not include additional education spending proposed for other education reforms proposed by the Governor. The budget proposal provides for estimated additional costs associated with certain healthcare reform legislation.

Effects of Tax Law Changes on Commonwealth Revenues. In fiscal year 2003, tax law changes were estimated to have increased Commonwealth revenue collections by a net amount of approximately $1.005 billion. The Department of Revenue estimated that in fiscal year 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal year 2003 revenues from certain loophole closings and that year’s amnesty program) reduced tax collections by approximately $110 million, compared to fiscal year 2003. The Department of Revenue further estimated that tax law changes would increase tax collections by approximately $31 million in fiscal year 2005 compared to fiscal year 2004, will reduce tax collections by approximately $282 million in fiscal year 2006 compared to fiscal year 2005, and will increase tax collections by approximately $64 million in fiscal year 2007 compared to fiscal year 2006. The fiscal year 2007 increase compared to fiscal year 2006 is due to the fact that some of the tax reductions enacted during fiscal year 2006 will result in greater revenue loss in fiscal year 2006 than in fiscal year 2007.

Limitations on Tax Revenues. Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal years 2001 through 2005 were lower than the “allowable state tax revenue limit” set by Chapter 62F and will be lower than the allowable limit again in fiscal year 2006.

Chapter 62F was amended by the fiscal year 2003 GAA and the fiscal year 2004 GAA to establish an additional tax revenue limitation. The fiscal year 2003 GAA created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the

Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The Comptroller is required to first use any funds in the temporary holding fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal year 2004 GAA required that at the end of each fiscal year, the state comptroller must transfer remaining excess revenue from the holding account back to the General Fund for inclusion in consolidated net surplus.

In fiscal year 2005, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $17.190 billion, exceeding the permissible state tax revenue limit of $17.054 billion by $136.0 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund, and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

As of March 31, 2006, actual state tax revenue exceeded the permissible state tax revenue limit set by Chapter 62F by $60.0 million, and that amount was diverted from the General Fund to the temporary holding account. Based on the January 17, 2006 tax revenue estimate for fiscal year 2006, the permissible tax revenue limit will require diversion of excess tax revenue from the General Fund if the inflation rate (as determined by the implicit price deflator for state and local government purchases) is below approximately 4.1% when measured at the end of the fiscal year. As of the March 31, 2006 calculation of permissible state tax revenue, inflation was 5.4%.

Local Aid. The Commonwealth makes substantial payments to its cities, towns and regional school districts (local aid) to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal year 2005, exclusive of the school building assistance program, which was restructured, moved off-budget, and transferred to the newly created MSBA, approximately 18.2% of the Commonwealth’s budgeted spending was allocated to direct local aid. In fiscal year 2006 approximately 18.6% of the Commonwealth’s projected budgeted spending is estimated to be allocated to direct local aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. For fiscal year 2005, $2.941 billion of state aid was required to supplement required local spending to reach the minimum spending level statewide as required by law, and the Commonwealth provided a total of $3.183 billion. Since fiscal year 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Several specific programs are also funded through direct local aid, such as public libraries, police education incentives, and property tax abatement for certain elderly or disabled residents. Until creation of the MSBA in fiscal year 2005, the state’s share of school building construction costs was also included in direct local aid. The State Lottery and Additional Assistance programs, which comprise the other major components of direct local aid, provide unrestricted funds for municipal use.

In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for MBTA assistance and debt service, pensions for teachers, funding for road construction, and the costs of courts and district attorneys that formerly had been paid by the counties.

Reductions in Local Aid. During fiscal year 2003 Governor Romney reduced local aid in response to declining revenues, pursuant to temporary authority under Chapter 29, Section 9C of the Massachusetts General Laws. On January 30, 2003 the Administration announced $114.4 million in reductions to Additional Assistance and lottery distributions to cities and towns. In the fiscal year 2004 GAA direct local aid was reduced by an additional $288.7 million, or 5.7%, primarily through a $150.8 million reduction in aid for education, a $67.1 million reduction in aid for school transportation costs, a $25.2 million reduction in Additional Assistance, and a $44.0 million reduction in lottery distributions. The fiscal year 2004 final supplemental appropriations act signed into law on September 17, 2004 appropriated $75.0 million in one-time local aid payments to be distributed in fiscal year 2005. The Commonwealth was able to avoid further cuts in fiscal year 2005 and restored much of the funding in fiscal year 2006. For fiscal year 2005, both the Additional Assistance and lottery distribution programs were level funded from the fiscal year 2004 levels. However, aid for education was increased by $75.0 million, a 2.4% increase over fiscal year 2004, and school transportation aid increased by $13.2 million, a 50% increase over fiscal year 2004. The fiscal year 2006 GAA increased the distribution of lottery profits to cities and towns by $100.0 million, a 15.5% increase. Aid for education continued to increase, growing by over $105.0 million, a 3.3% increase over fiscal year 2005. Fiscal year 2006 aid for school transportation costs grew by an additional $7.0 million, an increase of 17.7%.

Medicaid. Over a quarter of the Commonwealth’s budget is devoted to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. Medicaid spending from fiscal year 2001 to fiscal year 2005 grew by 8.3% on a compound annual basis. During the same period, Medicaid enrollment has increased 1.2% on a compound annual basis. The Executive Office for Administration and Finance projects total fiscal year 2006 expenditures for Medicaid to be $7.230 billion, an increase of 13% over fiscal year 2005. The fiscal year 2006 projection brings on-budget $264.3 million for the Medicare buy-in, which pays premiums and some deductibles for members eligible for both Medicare and MassHealth. In previous years, the buy-in was accounted for in budgeting as an offset to federal reimbursement. Adjusted for the transfer on-budget of the Medicare buy-in for fiscal year 2006, growth in Medicaid spending from fiscal year 2005 to fiscal year 2006 is projected to be 8.8%.

On-budget Medicaid spending is below original projections in fiscal year 2006. MassHealth is projected to revert approximately $102 million at the end of the fiscal year. The previous reversion estimate was $165 million. The lower reversion amount is due to increased enrollment, the impact of hospital rate increases, increased utilization of dental services for children under the remedial plan required by Health Care for All v. Romney (see “Pending Litigation”), and increased state pharmacy expenditures due to federal Medicare Part D implementation issues.

Medicaid is budgeted on a cash-year basis and has state authorization to pay claims for prior year services from current year appropriations. Medicaid budget projections are calculated to fund payments made in the twelve months of a fiscal year. Due to lower than originally anticipated spending in recent years, Medicaid accounts payable spending (spending from July 1 through September 15 of prior year funds for prior year services), which was not budgeted for in forecasts, grew from $142 million in fiscal year 2003 to $251.8 million in fiscal year 2004. EOHHS reduced the amount of spending to $110 million in fiscal year 2005. EOHHS expects to do no accounts payable spending in fiscal year 2006. Accordingly, the Governor’s fiscal year 2007 budget proposal budgets for twelve months of Medicaid cash spending.

Commonwealth Pension Obligations. Almost all non-federal public employees in Massachusetts participate in defined benefit pension plans administered pursuant to state law by 106 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal year 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, in 1997 legislation was enacted removing from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and providing that local retirement systems fund future cost of living adjustments. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and teachers’ retirement systems is managed by the Pension Reserves Investment Management Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved. The fiscal year 2006 GAA authorized a 3% cost of living increase. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%.

Central Artery/Tunnel Project. The largest single component of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel Project (CA/T Project), a major construction project that is part of the completion of the federal interstate highway system. The CA/T Project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), formerly an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) linking the Boston terminus of the Massachusetts Turnpike (Interstate 90) to Logan International Airport and points north. Substantial completion of the CA/T Project, defined as the opening of all roadway, tunnel, bridge, and ramp elements in their final alignments, occurred on January 13, 2006. The major components of the work remaining for final completion of the CA/T Project include reconstruction of the downtown surface street system, completion of the Integrated Project Control System (IPCS) for traffic management and construction of certain parks. The final completion of the surface roadways is expected to occur by mid-Summer of 2006. The remaining work will be completed in fiscal year 2007 or 2008. The CA/T Project is administered by the Massachusetts Turnpike Authority (the “Turnpike Authority”).

A recent CA/T Project cost/schedule update (CSU 11) was completed and filed by the Turnpike Authority on July 1, 2004. Under CSU 11, the estimate of total project cost remained at $14.625 billion. On April 1, 2005, the Turnpike Authority released an interim report revising certain elements of the budget in CSU 11. Revised figures in the April 1, 2005 report were based on utilization of contingency reserves, realization of cost savings and other factors. The total CA/T Project cost estimate did not increase as the result of this revision. Because the CA/T Project is near completion, the Turnpike Authority does not contemplate submitting another new, full cost/schedule update; however, it is continuing to publish periodic management reports, which include construction progress reports and updated completion and cost estimates. CA/T Project management believes that since the submission of CSU 11 and its April

2005 update, no new developments or information have arisen which require an increase of the CA/T Project’s $14.625 billion budget.

As of February 28, 2006, approximately $14.199 billion was under contract or agreement, which constitutes 97.1% of total budgeted costs for the CA/T Project.

Project Budget Oversight. In recent years, the Executive Office for Administration and Finance has engaged an independent consulting firm to review the annual CA/T Project cost/schedule update prepared by the Turnpike Authority. With respect to CSU 11, the report of the consulting firm concluded that the total cost estimate of $14.625 was aggressive but did not recommend that the estimate be increased.

Increased federal oversight of the CA/T Project commenced in early 2000 following a federal task force’s review of the February 1, 2000 announcement by project officials of substantially increased project cost estimates. In June 2000, the Federal Highway Administration designated the Turnpike Authority as a “high-risk grantee” with respect to activities related to the CA/T Project. The designation meant that more detailed financial reports and additional project monitoring would be required on the CA/T Project. On June 22, 2000, the Federal Highway Administration, the Executive Office of Transportation, the Turnpike Authority and the Massachusetts Highway Department signed a project partnership agreement setting out certain federal reporting and monitoring requirements for the project and stipulating that federal funding for the project will not exceed $8.549 billion, including $1.500 billion to pay the principal of federal grant anticipation notes.

On October 23, 2000, federal legislation was approved that requires the U. S. Secretary of Transportation to withhold obligation of federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved an annual update of the CA/T Project finance plan for such year and has determined that the Commonwealth is in full compliance with the June 22, 2000 project partnership agreement described above and is maintaining a balanced statewide transportation program, including spending at least $400 million each state fiscal year for construction activities and transportation projects other than the CA/T Project. In addition, the legislation limited total federal funding to $8.549 billion, consistent with the project partnership agreement. Finally, the legislation tied future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the CA/T Project finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the project pursuant to such legislation, such funding would nonetheless be available to the Commonwealth for projects other than the CA/T Project. Moreover, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

The CA/T Project finance plans submitted pursuant to this legislation through October 2003 have received the requisite approvals. Through the federal fiscal year ended September 30, 2004, according to federal records the CA/T Project had received obligation authority with respect to all but $81 million of the federal financial assistance available to the project (other than amounts allocable to principal of federal grant anticipation notes). The remaining $81 million has not yet been made available pending federal approval of the most recent finance plan, based on CSU 11, which was submitted on July 30, 2004.

A question regarding the amount of the remaining federal support for the CA/T Project has come to light recently. State records indicate that the state has received federal reimbursements for the project in an amount that is approximately $8 million less than the amount indicated by federal records. As a result, there exists a discrepancy between federal and state records about the amount of federal reimbursement that remains available for the project. The Commonwealth is reviewing this discrepancy. The CA/T cash flow projection and other information in the Information Statement continue to assume that federal reimbursements of $141 million remain available to the project, an amount consistent with the state’s records. If the discrepancy is not resolved accordingly, the remaining amount of federal support may be only $133 million, creating a funding shortfall of $8 million in addition to the $67 million discussed below.

Federal review of the 2004 finance plan is ongoing. The review is believed to remain open with respect to the costs of dealing with water infiltration and back charges, liquidated damages, cost recovery, and self-insurance loss portfolio transfer. The Turnpike Authority believes that correcting the leak issues is within the scope of existing contracts and will not result in significant additional costs for either the Turnpike Authority or the Commonwealth. The Turnpike Authority has responded to federal requests for information regarding the matters under review. The 2004 finance plan includes among the sources of funding $94 million to be realized from the disposition of the CA/T Project headquarters and contiguous parcels at Kneeland Street in Boston. Based on the response in December 2004 to a request for bids for the Kneeland Street property, the Turnpike Authority is no longer relying on this source of funding and is reviewing alternative sources (including in particular investment earnings on funds previously set aside to finance project costs and interest payments due to the CA/T Project). The Turnpike Authority has identified $27 million in added interest earnings on the sale proceeds of certain land in Allston as a partial source of funding this amount. The Turnpike Authority has been seeking to secure the remaining $67 million from the state’s Transportation Infrastructure Fund (“TIF”). Final agreement has not been reached regarding the use of additional elements from the TIF for this purpose. Resolution of this question is required for federal approval of the finance plan.

Pending their determination that project costs, schedule, and funding sources in the 2004 finance plan are reasonable, federal authorities continue to withhold approval of the plan and the federal obligation authority remaining to reach the cap on federal assistance to the CA/T Project. In addition, approximately $51 million of federal reimbursements for amounts already expended are in abeyance pending approval of the finance plan.

As the 2004 finance plan was not approved prior to the end of federal fiscal year 2005 on September 30, 2005, the Commonwealth applied the unobligated authority to other eligible transportation projects within the Commonwealth and to principal of the grant anticipation notes. Once the 2004 finance plan is approved, the remaining federal support will be allocated from federal obligation authority in federal fiscal year 2006 or thereafter.

Claims and Economic Risks. The annual finance plan budgets for the potential cost of change orders and contractor claims on awarded and un-awarded contracts. The Claims and Changes Department of the CA/T Project has made substantial progress in recent years in resolving contractor claims, although significant items remain open. The CA/T Project reports that recent settlements have been within expectations on an overall basis and that contingency reserves are expected to be adequate.

Media reports have referred to the financial difficulties of a particular CA/T Project contractor. The Turnpike Authority is monitoring that contractor’s progress with respect to its obligations under CA/T Project contracts and its continuing ability to complete those obligations on an ongoing basis. The contractor continues to progress in its work on the CA/T Project, and the Turnpike Authority has not received information that the contractor’s financial status will prevent its contractual obligations from being met or the CA/T Project from being completed in accordance with the current schedule.

Media reports have discussed a number of water infiltration problems in the project’s tunnels. The Turnpike Authority and project staff have indicated that the tunnels have been surveyed, flaws have been identified, and remedies have been designed and are being implemented, including the repair of flaws in tunnel walls and the sealing of leaks at a large number of tunnel wall and roof interfaces. Amounts spent and anticipated to be spent by the CA/T Project for these purposes are expected to fall within the $14.625 billion finance plan. A continuing program to identify and seal leaks will, however, be necessary indefinitely. This program and any additional maintenance and repairs necessitated by continuing infiltration will require higher maintenance costs in the future. The Turnpike Authority has estimated that it will assume responsibility for ongoing leak repairs from the project and its contractors in 2007 at an initial cost of $1.3 million for that year declining to $156,000 in 2010 and thereafter, excluding inflation. An independent evaluation has suggested that, based on current productivity compared with that assumed in the Turnpike Authority’s estimate, the cost could be double the amount projected and warns that the estimate is based on experience with the ongoing leak repair program for the Callahan tunnel, which does not share the CA/T’s slurry wall construction. The Turnpike Authority’s current operation and maintenance budget does not specifically include amounts for leak repairs and maintenance.

Federal Safety Review. In December 2004 a team of Federal Highway Administration (FHWA) experts from around the United States, including geotechnical and hydraulics experts and structural engineers, conducted a tunnel leak assessment of the CA/T Project. On April 4, 2005, FHWA Administrator Mary E. Peters wrote to the Chairman of the Turnpike Authority, stating that the FHWA had completed its interim leak assessment report and stating: “In summary, FHWA found that the CA/T is structurally sound and remains safe for traffic.” The letter further stated that the FHWA will issue another report upon completion of slurry wall inspections, sealing of low-level leaks and repair of slurry wall defects.

MassHighway Safety Review. On March 15, 2005 the Governor directed the Executive Office of Transportation and the Massachusetts Highway Department to conduct an examination of the safety of the tunnel elements of the CA/T Project open to traffic. This examination is ongoing.

Ratings of General Obligation Bonds. As of June 30, 2006, Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services rated the Commonwealth’s general obligation bonds AA, Aa2, and AA, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the credit worthiness of tax-exempt securities of other issuers located in the Commonwealth. Such ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a rating will continue for any given period of time or that a rating will not be revised or withdrawn entirely by any or all of such rating agencies, if, in its or their judgment, circumstances so warrant.

Personal Income. Since at least 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000 Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2000 to 2003 real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In both 2004 and 2005, income in the state grew faster than in the nation. For the last three years only the District of Columbia and Connecticut have had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2004 was 24 percent higher than the national average: $48,916, compared to $39,354.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2005, the Consumer Price Index for All Urban Consumers (“CPI-U”) for Boston increased by 3.3 percent, while the CPI-U for the United States as a whole increased 3.4 percent. As of March 31, 2006, the latest available data showed that the CPI-U for the Boston metropolitan area grew at a rate of 4.4 percent from January 2005 to January 2006, compared with 4.0 percent for the U.S.

Poverty. The Massachusetts poverty rate remains below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. In 2004, the poverty rate in Massachusetts decreased to 9.2 percent while the poverty rate in the United States rose slightly to 12.7 percent. Since 1980, the ratio of the Massachusetts rate of poverty to the United States rate of poverty has varied from a low of 0.51 in 1983 to 0.99 in 1999. These official poverty statistics are not adjusted for regional differences in the cost of living.

Employment. Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors and the Financial Activities sector have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Government, Information, Trade, Transportation & Utilities have remained level or declined in share. After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts declined only 0.1 percent in 2004. The 2005 increase of 0.5 percent is equal to the average growth rate over the 16 year period for which NAICS data are available, but still leaves the state with 131.7 thousand fewer jobs than in the peak year of 2001. In 2004, manufacturing employment declined 3.2 percent from the year before; a smaller decline than the steep annual declines in the previous three years and very close to the long-term average rate of decline since 1990 (3.0 percent per year). The estimate for manufacturing for 2005 was only 2.3 percent below the 2004 level.

Unemployment. The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.1 points above in 1991. However, since 1994 the unemployment rate in Massachusetts has been consistently below the national average, with the exception of December, 2003, when the two rates were equal. Unemployment levels in the United States as a whole and in Massachusetts have shown similar patterns in the last two years, peaking in mid-2003, and then falling slowly but fairly steadily through January, 2006. The unemployment rate in Massachusetts dropped from 4.9 to 4.6 percent between January, 2005 and January, 2006, while the United States unemployment rate dropped from 5.2 to 4.7 percent over those same twelve months, significantly narrowing the state’s advantage. Both rates worsened in February, 2006, with the (preliminary) Massachusetts rate actually higher than the U.S. rate (5.0 versus 4.8) for the first time since March 1995.

Economic Base and Performance. Between 1997 and 2004, gross state product (“GSP”) in Massachusetts, New England and the sum of all states GSP grew approximately 40 percent in current dollars. Massachusetts had larger increases than those in New England and the sum of all states GSP between 1998 through 2000, but then lagged both areas respectively from 2001 to 2003. The Massachusetts economy is the largest in New England, contributing 48 percent to New England’s total GSP and thirteenth largest in the U.S., contributing 2.7 percent to the nation’s total GSP.

The commercial base of Massachusetts is anchored by the twenty-four 2005 Fortune 1000 companies (eleven of which are Fortune 500) headquartered in Massachusetts. The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (manufacturing, real estate and rental and leasing, finance and insurance, and professional and technical services, on the 2002 NAICS basis) contributed 48.8 percent of the GSP in 2004.

Trade and International Trade. Massachusetts ranked 10th in the United States, and first in New England, with $22.04 billion in international exports in 2005. This represents a 0.9 percent increase from 2004 exports from the Commonwealth, while national exports increased by 10.6 percent in the same period. Through February 2006, Massachusetts’ exports totaled $3.53 billion, an increase of 8.2 percent compared with exports in the first two months of 2005. National exports were up 13.6 percent and New England exports were up 12.8 percent during the same period. Massachusetts most important exports are computer and electronic products, chemical products, and non-electrical machinery.

Transportation and Warehousing, and Utilities. Massachusetts’ major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Massport reported fiscal year 2005 operating income of $39.9 million (up 18.5 percent from fiscal year 2004), with operating revenues up 11 percent ($460.6 million in 2005 versus $415.0 million in 2004) and operating costs up 10 percent ($420.6 million in 2005 versus $381.3 million in 2004).

According to Massport, as of June 30, 2005, airline service at Logan International Airport (“Logan”), both scheduled and unscheduled, was provided by 78 airlines, including 6 U.S. major air carrier airlines, 33 other domestic carriers, 19 non-U.S. flag carriers, and 20 regional and commuter airlines. As of December 2005, Logan flights and passenger counts were up 0.9 and 3.6 percent respectively while cargo and mail volume was down 2.3 percent from December 2004. Based on total passenger volume in calendar year 2004 data, Logan was the most active airport in New England, 18th most active in the U.S., and 34th most active in the world, according to Airports Council International (“ACI”). According to ACI, in calendar year 2004, Logan raked 18th in the nation in total air cargo volume. In fiscal year 2005, the airport handled more than 793.3 million pounds of cargo, a 1.6 increase from 2004. As of June 30, 2004, Logan was served by 8 all-cargo and small package/express carriers.

Construction and Housing. In 2004, construction activity contributed 4.3 percent to the total Massachusetts GSP when measured in 2000 chained dollars. The construction sector contributed 4.5 percent to state GSP in 1997. Overall growth between 1997 and 2004 was 24.6 percent.

Both the economic recession of 1990-1991 and the subsequent economic recovery were strongly reflected in the Massachusetts housing sector, but the recession that began in 2001 has had a less pronounced impact on home sales. Significant declines in existing home sales in Massachusetts in 1989 and 1990 (of 10.9 percent and 28.8 percent, respectively) were followed by rapid sales growth between 1991 and 1993, when home sales in Massachusetts increased at a yearly rate substantially higher than the national average. Following this period of rapid growth, the growth in existing home sales slowed to a rate of 0.7 percent in 1994 and declined 2.6 percent in 1995. In 1996, 1997, and 1998, however, growth in existing home sales in Massachusetts was significant, outpacing the New England and national average in 1996 and 1997 with rates of 16.6 percent and 11.0 percent, respectively. This strong growth ended in 1999 when existing home sales in the Commonwealth declined 1.3 percent while growth in existing home sales nationally was 6.0 percent. In 2000, existing home sales in Massachusetts declined by 10 percent and did not start growing again until 2002 when they surged 32.5 percent.

Defense. Following a peak at $8.7 billion in the value of military prime contracts awarded to Massachusetts firms in fiscal year 1986, defense-related contracts declined 17.2 percent by fiscal year 1988 to $7.2 billion. By fiscal 1995, the value of defense-related prime contracts had declined to $4.8 billion. The net value of prime contract awards in Massachusetts oscillated between $4.2 and $5.2 billion from 1995 to 2002, but jumped 29.2 percent from 2002 to 2004 to reach $7.0 billion.

From the early 1980s to 2001, the Commonwealth’s share of New England’s prime contract awards had remained around 50 percent. While Massachusetts’ contract total increased significantly from 2002 through 2004, its share in the New England region slipped to 36.5 percent in 2004. In 2002, the Commonwealth’s share of the national total reached its lowest point in over two decades, 3.1 percent, and has increased only slightly to 3.3 percent in 2004. Despite this trend, Massachusetts remains the eighth largest recipient in defense spending.

Travel and Tourism. The travel and tourism industry represents a substantial component of the overall Massachusetts economy. Massachusetts is one of the nation’s most popular tourist and travel destinations for both domestic and international visitors. The greater Boston area is New England’s most popular destination, as the site of many popular and historic attractions including the New England Aquarium, Boston’s Museum of Fine Arts, Boston’s Museum of Science, the U.S.S. Constitution, the

Kennedy Library and Museum, and Faneuil Hall Marketplace. The Massachusetts Office of Travel and Tourism reported a slight drop, 0.4 percent, in museum and attraction attendance in 2005 (11.40 million visits in 2005 versus 11.43 million in calendar year 2004).

The Massachusetts Office of Travel and Tourism estimated that 22.7 million domestic travelers traveled to or within the Commonwealth in 2005, an increase of 4.1 percent from 2004. Additionally, 4.23 million international travelers visited Massachusetts in 2005, an increase of 0.8 percent from 2004. According to Massport, there were 7 percent more cruise vessel calls in 2005 than in 2004 (102 versus 95) and 17 percent more cruise passengers (233,702 versus 199,453).

State Taxes. Per capita state taxes in Massachusetts are significantly higher, 28.5 percent, than the national average. In 2004, the total per capita state tax bill in the United States was $2,025. Citizens of the Commonwealth, however, paid $2,602 on average, the seventh highest in the nation and an increase of 7.2 percent from the previous year’s $2,427. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (47th), ranked in the top 16 for per capita state tax collections. In 2004, over half (52.9 percent) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,376, up 10.3% from $1,248 in 2003. Also increasing in 2004 were sales receipts (1.2 percent), corporate net income (10.1 percent), and other taxes (licenses, death and gift, and documentary and stock transfer) (12.3 percent).

State Government Spending in Massachusetts. Massachusetts ranked 16th in the nation in per capita expenditures ($5,095) in 2003 while it ranked 13th and spent more ($5,122) in 2002. This represents a 0.5 percent decrease in per capita expenditures from 2002 to 2003. Massachusetts spent more state funds per capita on debt service ($386) and less on education ($1,055) in 2003 than any of its New England neighbors. Massachusetts spent 7.7 percent less on debt service and 3.4 percent more on education in 2003 than 2002. While all New England states used less than the national average of 28.1 percent for intergovernmental expenditures, the variation within the region is significant, with intergovernmental expenditures representing 13.9 percent of Rhode Island expenditures, 19.7 percent of Massachusetts expenditures, and 24.3 percent of Vermont expenditures in 2003.

Federal Government Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal year 2004, Massachusetts ranked 12th among states in per capita distribution of federal funds, with total spending of $8,279 per person, excluding loans and insurance. Massachusetts’ share of total federal spending declined steadily between 1990 and 1999, and has stabilized in the range of 2.46 percent to 2.52 percent between 1998 and 2004. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

Over half of fiscal year 2004 federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits, and Section 8 Housing Vouchers. Massachusetts was above the national average in per capita federal grants to state and local governments, receiving $2,163 per capita compared to a national average of $1,545. Per capita federal spending on salaries and wages in 2004 was lower in Massachusetts than in the rest of the nation ($554 compared to a national average of $750), but Massachusetts was above the national average in per capita direct federal payments to individuals ($4,139 compared to a national average of $3,839). Massachusetts ranked 9th among states in per capita procurement contract awards ($1,422 compared to a national average of $1,089) in 2004.

Major Infrastructure Projects. Several major public sector-sponsored construction projects are underway in the Boston region, providing significant economic and employment benefits to the state.

The “Big Dig,” the world’s largest highway project, includes the depression of the central artery which traverses the City of Boston, and the construction of a third harbor tunnel linking downtown Boston to

Logan Airport. The new Central Artery is designed to meet Boston’s future traffic demand and is anticipated to carry 245,000 vehicles per day by 2010 with minimal congestion. The Project will also strengthen connections among Boston’s air, rail, and seaport terminals. By offering travelers and shippers increased choice and flexibility among these different modes of transportation, the Project is contributing to the creation of an integrated, intermodal transportation system for the entire region. The Ted Williams Tunnel, which stretches under Boston Harbor from South Boston to Logan Airport, opened to commercial traffic in late 1995 and to all traffic in December 2001, and will carry an estimated 98,000 vehicles daily in 2010. The Central Artery Project’s total cost is estimated to be $14.63 billion, with nearly half funded by the federal government. More than $1.5 billion of the state’s share of future federal funding is slated to go toward the Big Dig until 2012. As of April 4, 2004, construction was 93.5 percent complete.

The $385 million Route 3 North project improves safety and travel along the Route 3 highway mainline and the adjacent roadways. Route 3 North is 21 miles in length from the Route 128 interchange in Burlington to the New Hampshire border. Initial survey and sub-surface work commenced along the Route 3 corridor in the fall of 2000. This design-build project includes adding a travel lane and two 10 feet shoulders in each direction, the replacement of 47 bridges, a park and ride facility, as well as various environmental improvements.

The MBTA Silver Line project creates the first new MBTA rapid transit line in 90 years. The Silver Line is a state-of-the-art Bus Rapid Transit (“BRT”) system. This transit line is being completed in three phases. The first and second segments were introduced as two, separate BRT lines: Silver Line Phase I, which has been open since 2002, travels along Washington Street between Dudley Square and Downtown; and Silver Line Phase II, which opened in December 2004, runs underground from South Station to the South Boston Waterfront and continues aboveground to the Boston Convention and Exhibition Center, Marine Industrial Park, and Logan. The third phase, Silver Line Phase III, will link Phases I and II. When the final phase has been completed, all three segments will connect to become the MBTA’s fifth rapid transit line. It will offer a seamless link between the communities of Roxbury, the South End, Chinatown, Downtown, and South Boston. More than $450 million has been invested in the Washington Street corridor in both commercial and residential development projects.

The MBTA Greenbush project will restore commuter rail service on the existing right-of-way known as the Greenbush corridor through the towns of Braintree, Weymouth, Hingham, Cohasset and Scituate, Massachusetts. The project begins at the connection with the existing MBTA Old Colony Main Line at the Braintree Wye in East Braintree, and extends 18 miles easterly along the former New Haven Railroad Greenbush Branch to the terminus in the Greenbush section of Scituate. Construction began in 2003, and service is expected to start in mid-2007. The Massachusetts Executive Office of Transportation and Construction’s Lawrence Gateway Project, generally regarded as an integral step in the renaissance of this historic mill city, will offer 1.2 million square feet of cost-effective, quality office space in the mills along the Merrimack River and the canal district, as well as dramatically improved access to Routes 495, 93 and 95.

On February 10, 2004, the Governor filed a $1.15 billion bill for capital transportation spending that guarantees the state will invest at least $400 million every year in upgrading the Commonwealth’s roads and bridges until the year 2012. The 2004 Transportation Bond Bill will provide three years worth of new capital authorization for critical transportation priorities. Funding provisions in the Bond Bill include $425 million for federally assisted transportation projects to support the road and bridge program, $300 million for Chapter 90 local aid, $210 million for non-federally assisted roadway projects, $102 million to protect rail freight properties and to provide capital assistance to Regional Transit Authorities, and $23 million for various local grant programs.

Massport owns and operates Logan, Hanscom Field, Worcester Regional Airport, the Port of Boston, and several smaller assets. Logan is undergoing a more than $4 billion modernization program that will result in improved access, modern facilities, and the latest customer amenities. In addition, Massport, which owns and operates Logan, has been nationally-recognized for being the first U.S. airport authority to design and build an inline 100% bag screening system, deploy an anti-terrorism unit armed with submachine guns and hand held wireless computers, and implement behavior profiling to spot potential terrorists.

The Port of Boston has instituted port optimization, which consolidated all container operations at Conley Terminal in South Boston, where Massport invested $50 million in four post-Panamax cranes, deeper berths and a modern, timesaving l0-lane gate facility. At the same time, Moran Terminal was transformed into Boston Autoport, state-of-the-art facility that can offload 400 cars an hour and process over 100,000 cars a year. It increased warehousing by replacing two unused cargo buildings with a 200,000-square-foot warehouse and cargo transfer facility in South Boston, International Cargo Port Inc. Harbor dredging is now underway and, when complete, will improve navigation and safety, reduce cargo handling costs and further control product costs to New England businesses and consumers. It introduced value-added services for customers, such as the Harbor Maintenance Tax, which provides a dollar-for-dollar tax credit for shippers using the Port of Boston. It anticipates the expansion of 120,000 square feet of rehabilitated space to respond to increased demands by cruise lines and their passengers at the Black Falcon Cruise Terminal.

Pending Litigation. There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, as of May 17, 2006, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Murphy (U.S. District Court C.A. No. 72-469-T). Challenges by residents of five state schools for the retarded resulted in a consent decree in the 1970’s which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center. Another subgroup of plaintiffs (representing class members from the Dever and Wrentham Developmental Centers) continues to engage in a mediation process with the Department pursuant to a process prescribed by the final order. The Department filed a responsive pleading on August 16, 2004, asserting that all of the requirements of the final order were met. On August 28, 2004, the Disability Law Center filed a motion to intervene, asserting an interest on behalf of persons with disabilities in the closing of the facility, which was allowed. The Court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs’ access to certain records. A status conference took place on February 8, 2006. The judge ordered all transfers from Fernald halted indefinitely and appointed United States Attorney Michael Sullivan as court monitor over the closure of Fernald.

Rolland v. Romney (U.S. District Court C.A. No. 98-32208 KPN) is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties, which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years.

Lima v. Preston (Suffolk Superior Court). Plaintiffs in a class action sought to expand the scope of emergency medical services for certain immigrants for which Medicaid reimbursement may be obtained and sought changes in associated notification requirements. Plaintiffs’ motion for partial summary judgment was denied in February 2006, and the case was dismissed upon settlement by the parties in June 2006.

Health Care for All v. Romney et al. (U.S. District Court). A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs assert that the Commonwealth’s administration of the dental program fails to comply with the requirements allegedly imposed by federal Medicaid law.

By memorandum of decision entered July 15, 2005, the District Court determined that, with respect to eligible children, the Commonwealth has violated sections of the Medicaid Act that require prompt provision of services, adequate notice, and treatment at reasonable intervals. The court further held that these violations resulted, in part, from insufficient reimbursement to providers of dental services. No violations were found with respect to adult enrollees. The court ordered the parties to develop a joint remedial program and judgment. A joint proposed remedial plan, to be implemented over the next several years, was submitted to the Court. Proposals contained in the proposed plan include an increase in dental reimbursement rates for Medicaid eligible children, effective July 1, 2006, and the hiring of a third party administrator for the dental program at a possible yearly cost of approximately $6.6 million and other program changes and monitoring mechanisms that would further increase MassHealth spending by an estimated amount of $10 million to $30 million over the next several years, although the cost could be higher if utilization rates change more than expected. Final judgment incorporating the agreed-on remedial plan and payment of attorneys’ fees was entered in early 2006.

Rosie D. v. Governor. The plaintiffs asserted claims under the Early and Periodic Screening, Diagnostic and Treatment provisions of the federal Medicaid law. Specifically, the plaintiffs asserted that the Commonwealth is required to but does not provide them with intensive home-based mental health services. The plaintiffs have not quantified the cost of the services they seek. Trial was held from April 25 through June 9, 2005. On January 26, 2006, the Court issued its decision finding in favor of the plaintiffs on two of three counts of the complaint and ordering the parties to meet and attempt to achieve an agreed upon plan. The parties are currently engaged in negotiations.

Jane Doe, by John Doe, her father and next of kin v. Ronald Preston, Secretary of the Executive Office of Health and Human Services (U.S. District Court). This is a civil rights action asserting that the defendants have maintained a policy that allows juveniles in the custody of the Department of Youth Services (DYS) to be strip-searched in violation of their constitutional rights. The plaintiff is seeking certification of a class of juveniles committed to the custody of DYS. No class has yet been certified but potential class size would be approximately 15,000 to 20,000 juveniles. Defendants have sought summary judgment on qualified immunity grounds, which, if granted, would likely dispose of the entire case. Potential liability if summary judgment is not granted for the defendants could exceed $20 million due to the expected size of the class.

Taxes and Revenues. There are several tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2005, approximately $125 million in contingent liabilities exist in the aggregate in tax cases pending before the

Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (Appellate Tax Board). The taxpayer is challenging a tax liability of approximately $21 million arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The case was tried at the Appellate Tax Board in January 2005 and remains under advisement.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (Middlesex Superior Court). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, DC, Puerto Rico, Guam, the Virgin Islands, American Samoa, and the Northern Marianas (collectively the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and subsequent Participating Manufacturers (collectively the Participating Manufacturers or “PMs”) are potentially subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if, among other things, the OPMs suffer a specified market share loss. Because the OPMs did suffer the requisite market share loss, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a payment will not be subject to adjustment if a nationally recognized economic firm selected jointly by the States and the OPMs determines that “the disadvantages experienced” by the PMs as a result of complying with the MSA were not “a significant factor contributing to the Market Share Loss” for 2003. The “significant factor proceeding” referred to above began in June 2005 and is being handled on behalf of the States by the law firm of Edwards Angell Palmer & Dodge LLP. A preliminary determination recently issued finding that the MSA was a significant factor contributing to the Market Share Loss.

On March 27, 2006, a final determination was issued by the economic consultants holding that the MSA was a significant factor contributing to the Market Share Loss. Based on that determination, certain PMs withheld approximately $806 million from the April 2006 MSA payment to the States, which would reduce the initial 2006 MSA payout to Massachusetts by approximately $32.5 million. On April 18, 2006 the Commonwealth filed an emergency motion for entry of an enforcement order and a declaratory order under the MSA that would require that the April 2006 payment be made in full. On April 17 and 19, 2006, the Commonwealth received two payments totaling $233.4 million under the MSA. This amount is $26.6 million less than had previously been projected.

Even though a “significant factor” determination factor has been made, a particular State’s allocated payment under the MSA is not subject to a Non-Participating Manufacturer adjustment if the State continuously had a “qualifying statute,” as defined in the MSA, “in full force and effect during the entire calendar year immediately preceding the year in which the payment in question is due, and diligently enforced the provisions of such statute during such entire calendar year.” Massachusetts had such a “qualifying statute” in effect for the relevant period. Nonetheless, the PMs may continue to withhold the portion of Massachusetts’ allocated April 2006 payments as estimated above and litigation may be necessary to determine if Massachusetts diligently enforced its “qualifying statute.” If the Commonwealth is found to have diligently enforced its qualifying statute, the PMs will not have sustained their burden and the withheld amounts will have to be released to the Commonwealth. If the PMs ultimately obtain a determination of “lack of diligent enforcement” that is not overturned on appeal, the April 2006 MSA payment to Massachusetts would be reduced by the amount withheld or by potentially some greater amount yet to be determined, depending on the outcome of proceedings in other states.

Grand River Enterprises Six Nations, Ltd. v. William Pryor et al. (S.D.N.Y. No. 02-05068). This case challenges certain state statutes enacted following the execution of the Tobacco Master Settlement Agreement (“MSA”). The plaintiffs are a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). The plaintiffs challenge so-called “escrow” or “qualifying” statutes enacted by various states, including Massachusetts, which require, among other things, each NPM to establish and fund an escrow or reserve account in an amount determined by the manufacturer’s sales volume in the state. The plaintiffs sued 31 attorneys general, including the Massachusetts Attorney General, alleging that the defendants have commenced or threatened enforcement actions against them for failure to establish or adequately fund their escrow accounts. The plaintiffs contend that these enforcement actions and the related statutes are unconstitutional, violate the Sherman Anti-Trust Act, and are pre-empted by the Federal Cigarette Labeling Act. The U.S. District Court dismissed the complaint against the Massachusetts Attorney General and the other non-New York defendants in September 2003, finding that it lacked personal jurisdiction over these parties and dismissed all causes of action except the anti-trust claim against the Attorney General of New York. The plaintiffs appealed, and, on September 28, 2005, the Court of Appeals for the Second Circuit held that the District Court has personal jurisdiction over the non-New York defendants and that the plaintiffs’ complaint sufficiently alleged a claim of violation of the domestic Commerce Clause of the United States Constitution. (The opinion also appears to permit the anti-trust claims to proceed against all defendants.) The defendant states, including Massachusetts, sought rehearing in the Second Circuit, which was denied. The affected states, including Massachusetts, are considering seeking certiorari in the United States Supreme Court. If the plaintiffs ultimately obtain a judgment declaring the states’ escrow statutes invalid, that result could make it more likely that the so-called NPM Adjustment referred to in the preceding paragraph might apply to reduce future payments to Massachusetts and other states under the MSA in amounts that could be significant but cannot be estimated at this time.

Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission and United States v. South Essex Sewerage District. The Massachusetts Water Resources Authority (MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court’s order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

Wellesley College is seeking contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. The Judgment has since been amended by agreement of the parties and approval by the court. Pursuant to the terms of the partial settlement and Judgment, the Commonwealth has reimbursed the College about $1,068,000 (about 2.5%) from an escrow account, after the Department of Environmental Protection determined that the clean up in the shoreline of Lake Waban was properly performed. No further reimbursement is due to the College under the Judgment. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current settlement, because the Department of Environmental Protection has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, is engaged in preliminary discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of Interior and the National Oceanic and Atmospheric Administration regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. The Commonwealth’s Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in federal regulations and is expected to take many months to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. Currently the Commonwealth is in settlement negotiations with one of the private contractors regarding contamination at a portion of the MMR site.

Conservation Law Foundation v. Romney. An environmental group has brought a Clean Air Act citizens’ suit in United States District Court seeking to compel the Commonwealth to improve the state’s mass transit system in connection with the approaching completion of the Central Artery/Tunnel project. Two specific mass transit projects that the plaintiff is advocating for but that the Commonwealth is not itself currently planning to build are the restoration of the Arborway branch of the Massachusetts Bay Transportation Authority’s Green Line in the Jamaica Plain section of Boston and the construction of a subway line in downtown Boston connecting the Charles/MGH station on the MBTA’s Red Line with the Bowdoin station on the MBTA’s Blue Line. The Commonwealth has moved to dismiss certain of the plaintiff’s claims on the ground that they are not legally cognizable under the Clean Air Act. That motion was allowed in part and denied in part.

Other Matters: Shwachman v. Commonwealth. The Commonwealth, through its Division of Capital Asset Management, took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in Worcester Superior Court in May 2004 seeking additional compensation for the taking of land for the new Worcester County Courthouse. The plaintiff may seek an additional $30 million in such an action. Discovery is ongoing.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the Central Artery/Tunnel Project. Plaintiffs have asserted claims in excess of $150 million. These claims are at various stages of resolution, including the Supreme Judicial Court, Appeals Court, Superior Court, and the Central Artery Tunnel Project Dispute Review Board panels.

American Council of Engineering Cos. v. Mass Turnpike, Mass Highway Department and the Commonwealth (Suffolk Superior Court). The plaintiff, a trade association of consulting engineers, asserts that, due to the financial difficulties of two insurers who are part of the Central Artery/Tunnel Project’s Owner-Controlled Insurance Program (OCIP), the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth’s motion to dismiss has been denied and the case is at the discovery stage.

Central Artery/Tunnel Cost Recovery Program Litigation. In 2004, the Commonwealth and the Massachusetts Turnpike Authority filed ten civil actions in Suffolk Superior Court against section design consultants of the Central Artery/Tunnel Project, claiming that the designers’ errors and omissions caused the CA/T Project to expend additional costs during construction. The actions were filed as part of the CA/T Project’s Cost Recovery Program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the Turnpike Authority also filed a complaint in

2004 in Suffolk Superior Court against the Project’s management consultant, Bechtel/Parsons Brinckerhoff, a joint venture. The main claim in this case, which was stayed until December 31, 2005, is B/PB’s failure to disclose the true cost of the CA/T Project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005.

Nathaniel Lavallee et al. v. Justices of Hampden Superior Court et al., Michael Carabello et al. v. Justices of Hampden Superior Court et al., and Rosemary Cooper v. Region V Administrative Justice et al. (Supreme Judicial Court for Suffolk County). In these companion cases, the Supreme Judicial Court (SJC) decided in July 2004 that the constitutional rights of indigent criminal defendants in Hampden County had been violated. The Committee for Public Counsel Services (CPCS) could not appoint attorneys for them because statutory rates of State-paid compensation were so low that many Hampden County bar advocates had become unwilling to accept appointments. The court ruled that indigent criminal defendants must be released from custody if they have been incarcerated pending trial for more than seven days without counsel, and that charges must be dismissed without prejudice after 45 days without counsel. The court declined, at that time, to order an increase in rates of bar advocate compensation.

The cases were remanded to the SJC Single Justice, who then created a mechanism for the appointment of counsel by Hampden County courts, parallel to the CPCS structure. Since then, attorneys have been appointed within permissible time limits in every case to date. One lawyer, Rosemary Cooper, seeks compensation at a rate that may be in excess of the statutory maximums. That case is on appeal to the Supreme Judicial Court. With the exception of that aspect of the Lavallee cases, the litigation is not currently active, but could be resumed if the shortage of available attorneys recurs.

Arianna S. et al. v. Commonwealth (Supreme Judicial Court for Suffolk County). This is a class action on behalf of all indigent persons who are constitutionally entitled to State-compensated counsel in civil and criminal proceedings. The petitioners claim to have been deprived of the effective assistance of counsel because of the low rates paid to bar advocates, and to represent a statewide class consisting of all indigent persons similarly situated. The relief sought includes a court-ordered increase in bar advocate compensation. No reliable estimate has been made of the amount of expenditures sought, but it is foreseeable that an increase in spending could total as much as $80-90 million per year. The Commonwealth has moved to dismiss the case, and proceedings have been stayed. Recently, the plaintiffs moved to dismiss the stay, but a Single Justice of the Supreme Judicial Court denied that motion. A bill containing significant changes affecting the provision of legal services to indigents was just signed into law. The effect of that legislation on these cases, if any, is unclear.

City of Springfield v. Board of Education et al. (Hampden Superior Court). The City of Springfield, the members of its School Committee and the Superintendent of Schools seek declaratory and injunctive relief to resolve a controversy with respect to the responsibility for paying the cost of implementing orders for racial imbalance in its public school system. Section 1I of M.G.L. c. 15 provides, in pertinent part, that the Commonwealth shall, subject to appropriation and approval of the Board of Education, pay to a city one hundred percent of the cost of transportation of certain pupils. Springfield claims that sufficient funds have not been paid over to the City dating back more than 20 years. While a specific dollar amount is not demanded in the complaint, plaintiffs have made statements in the press that the city is owed $400 million.

Goldberg v. Commonwealth (Suffolk Superior Court). This case involves billboards at the East Boston entrance to Logan Airport. One billboard was removed as part of parkland mitigation for the CA/T Project. The plaintiff claims to be subject to a regulation that prohibits billboards within 300 feet of a park. Thus, the plaintiff expects to lose the rest of his billboards and values the loss of these property rights at approximately $20 million.

Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management (Suffolk Superior Court). The general contractor for the historic renovation project for the Suffolk County Courthouse sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Edward J. Sullivan, as Clerk-Magistrate of the Middlesex Superior Court et al. v. Robert J. Mulligan, as Chief Justice of Administration and Management & others (Middlesex Superior Court, Supreme Judicial Court for Suffolk County). On April 7, 2006, plaintiffs who work in the Edward J. Sullivan Courthouse in Cambridge sought a temporary restraining order to stop scheduled elevator-repair work due to concerns about asbestos. The requested order was denied by both the Middlesex Superior Court and the Supreme Judicial Court for Suffolk County, which remanded the matter for further proceedings.

APPENDIX G

ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State’s efforts to diversify its economy have proven moderately successful. The share of manufacturing employment in the State, particularly in the durable goods sector, has fallen substantially and the service sector now represents the large majority of the State’s economy, though much of the service sector remains closely tied to the manufacturing sector. Any substantial national economic downturn may have an adverse effect on the economy of the State and on the revenues of the State and some of its local government units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, from 1996 through 2002, the unemployment rate in the State was at or below the national average. During 2005, the average monthly unemployment rate in the State was 6.7% compared to a national average of 5.1%, and has continued at a rate above the national average.

The State’s economy continues to be affected by changes in the auto industry and elsewhere in the manufacturing sector resulting from competitive pressures, overcapacity and labor disputes and national and international events affecting energy prices. Such factors are adversely affecting State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State’s personal income for the prior calendar year. In the event the State’s total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. State revenues subject to the limit in recent years have not exceeded the constitutional limit. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion effective for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State’s Constitution also directs or restricts the use of certain revenues.

The State finances its operations through the State’s General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Funds. Just over 50% of the revenues from State taxes are from the State’s personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs. Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year’s surplus or deficit in any fund must be included in the next succeeding year’s budget for that fund.

The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the fiscal years 2001 through 2004 with its General Fund in balance and a positive fund balance in the Budget Stabilization Fund in all but 2003. The State is still emerging from the economic slow-down which began nationally in 2000-01, which has resulted in reductions in anticipated State revenues. The State’s economic recovery has been slower than that of the national economy. As a result, since November of 2001, the State has been forced to take a variety of measures to balance its general fund and school aid fund budgets each year. These have included actions occurring during the process of adopting budgets prior to the commencement of each fiscal year, and actions taken during the course of the year when revenues have fallen short of original projections. The actions taken have included some revenue enhancements and a larger number of expenditure cuts, as well as some one-time measures, including use of the State’s Budget Stabilization Fund, accounting adjustments and changing the timing of revenue receipts. General Fund spending has dropped nearly $1.1 billion since 2000-01.

In March 2005, the Governor proposed and the Legislature approved an executive order cutting 2004-05 expenditures by a total of approximately $295 million, including approximately $35 million for higher education. Approximately $16.5 million of the reductions were restored as a result of the May 19, 2005 revenue estimating conference. On December 28, 2005 the State closed its books for the 2004-05 fiscal year, and announced that it had ended the year with surpluses of $220.5 million (unreserved) and $98.0 million (reserved) in the General Fund and the School Aid Fund, respectively, and $2.0 million in the Budget Stabilization Fund. On February 10, 2005, the Governor presented her executive budget for 2005-06, which, while based on increased revenue projections from 2004-05, still had to address a projected $772 million shortfall in revenues required to meet projected expenditure requirements at then current programmatic levels. The 2005-06 budget is currently projected to be in balance after the State Legislature passed and the Governor signed legislation to address projected shortfalls in revenues to meet expenditures.

Bills to implement the 2006-07 fiscal year budget are still in negotiation in the Legislature. In February 2006 the Governor projected an estimated General Fund funding gap of $408 million for 2006-07 which she proposed to address through $127 million of spending reductions, elimination of $111 million in tax expenditures and a combination of transfers and revenue enhancements.

In addition to pension benefits, the State is required to provide certain other post-employment benefits (collectively, “OPEB”) to many of its retired employees. Health, dental and vision benefits, as well as life insurance coverage, are provided to retirees of all pension plans to which the State makes required contributions, except the Military Retirement Plan (MRP). These benefits are funded on a pay-as-you-go basis.

The Government Accounting Standards Board has promulgated accounting and financial reporting standards (“GASB Statement No. 45”), which require accrual-based measurement and recognition of OPEB cost over a period that approximates employees’ years of service and provides information about actuarial accrued liabilities associated with OPEB. The State is not required to adopt the standards set forth in GASB Statement No. 45 until its 2007-08 fiscal year.

The State obtains an actuarial valuation conducted by an independent consulting firm annually with respect to OPEB costs for plans administered by the State, other than the Legislative Retirement System (LRS). This actuarial valuation is unrelated to the State’s compliance with GASB Statement No. 45. The significant actuarial assumptions on which such actuarial valuation is based are the same as the actuarial assumptions for the State’s pension plans, which actuarial assumptions may differ significantly from those required by GASB Statement No. 45. Accordingly, the results of the annual actuarial valuation of OPEB obtained by the State and summarized in the table below may differ significantly from the results of an actuarial valuation that complies with GASB Statement No. 45.

The following table sets forth the unfunded actuarial accrued liability (“UAAL”) for the Judges Retirement System (JRS), State Police Retirement System (SPRS) and the State Employee Retirement System (SERS). The State has not obtained an annual actuarial evaluation of OPEB costs with respect to MRP and LRS. Although the State administers the Michigan Public School Employees Retirement System (MPSERS), the State is not obligated to make contributions to that plan. The Legislature determines the scope of OPEB for MPSERs beneficiaries and the employers participating in the pool make contributions on a pay-as-you-go basis. The UAAL as of September 30, 2004 for MPSERS was $15.8 billion or 15.1% of covered payroll.

STATE RETIREMENT SYSTEMS

OTHER POST-EMPLOYMENT BENEFITS

UNFUNDED ACCRUED ACTUARIAL LIABILITY

(Dollar Amounts in Thousands)

Health Plan	Valuation Date Sept. 30,	Unfunded Actuarial Acrued Liablitlity (UAAL)	UAAL as a % of Covered Payroll
JRS	2005	$3,277	84.3%
SPRS	2004	439,587	367.2
SERS	2004	6,830,238	252.4

In 2005 the Michigan Supreme Court, in a case involving MPSERS, determined that the statute which provided health care benefits for retirees, did not establish a contract. Thus amendments to the statute did not violate the impairment of contract clauses of the Michigan and U.S. Constitutions. The Court also held that health care benefits are not protected by Article 9, Section 24 of the Michigan Constitution. The Court determined that Article 9, Section 24 protects “financial” benefits which are “accrued” benefits of the type that grow with years of service, and not benefits of a non-monetary, non-accrued nature such as health care benefits. The State has not determined what impact this decision could have on the ability of the State to modify or eliminate OPEB under SERS, SPRS, JRS and LRS and the State has not reviewed its contracts to determine if contractual obligations for some or all such OPEB exist or, if they exist, whether the State can modify or eliminate the OPEB therein without violating the impairment of contract clause of the Michigan and U.S. Constitutions.

Comprehensive Annual Financial Reports for the 2004-05 fiscal year of SERS, SPRS, MPSERS and JRS may be found at www.michigan.gov/ors. The Comprehensive Annual Financial Report for the 2004-05 fiscal year of LRS may be obtained from the Legislative Retirement System, P.O. Box 30014, Lansing, Michigan 48909; Telephone (517) 373-0573.

In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State’s Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and is required to pay to other school districts an estimated amount of $932 million over time. These payments, which commenced in fiscal year 1998-99, were initially paid out of the Budget Stabilization Fund or the General Fund and currently are paid out of the School Aid Fund, half in annual payments over ten years and half in annual payments over fifteen years.

Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet the debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit’s electors, the ability of the local units to levy debt service taxes might be affected.

State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. Certain local units in the State receive “revenue sharing payments” from the State from State-collected taxes. Other than portions of the State’s sales tax that are guaranteed to be paid to cities, villages, townships and school districts by the State’s Constitution, the State’s statutory revenue sharing payments to local units are subject to annual appropriations and may be reduced or delayed during any State fiscal year in which it is determined that actual revenues will be less than the revenue estimates on which appropriations were based. In 1998, the State substantially revised the method for the distribution of revenue sharing payments, increasing the percentage of revenue sharing payments dedicated to cities, village and townships and decreasing the percentage dedicated to counties. However, beginning in

December of 2002 and continuing through the State’s 2005 fiscal year, the State has on an annual basis either reduced or deferred revenue sharing payments to all local units below the amounts required by the 1998 amendments. Moreover, in response to reduced revenues, the State temporarily replaced all State revenue sharing payments to counties with payments from State-created county reserve accounts, which accounts are funded solely from a permanent advancement of each county’s property tax payment schedule. It cannot be predicted whether the State will continue to make revenue sharing payments to local units at current levels or what impact, if any, that any future reduction or deferment of State revenue sharing.

On March 15, 1994, the electors of the State voted to amend the State’s Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State’s income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. From 1999 to 2004, the Legislature gradually reduced the State personal income tax from 4.4% to 3.9%. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

A number of petitions to amend the Michigan Constitution or to repeal existing legislation have been presented to the State for inclusion on the ballot at the November 2006 general election. Among them are proposals to guarantee education funding (K-16) at certain minimum levels and to repeal the single business tax as of December 31, 2007, which is two years before its presently scheduled expiration and a proposal to limit state expenditures, restrict local government revenue increases without a popular vote, provide for tax refunds and eliminate pensions for legislators. The impact of these proposals, if approved by the voters, or enacted in the same form by the Legislature, cannot be predicted at this time.

The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, school district and social services, tax collection, commerce and court funding.

Currently, the State’s general obligation bonds have underlying ratings of Aa2 by Moody’s, AA by Standard & Poor’s and AA by Fitch.

APPENDIX H

ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

New Jersey (sometimes referred to herein as the “State”) operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2006” refers to the State’s fiscal year beginning July 1, 2005 and ending June 30, 2006.

The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

The State’s undesignated General Fund balance was $373 million for Fiscal Year 2003, $377 million for Fiscal Year 2004 and $462 million for Fiscal Year 2005. For Fiscal Year 2006 and Fiscal Year 2007, the balance in the undesignated General Fund is estimated to be $515 million and $300 million, respectively.

The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the debt. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such law requires that the refinancing provide a debt service savings.

The State’s economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey’s economy continued to expand steadily in 2005. New Jersey added approximately 106,600 jobs between March 2003 and December 2005. Payroll employment increased at an average annual rate of 1.3% in 2005 after growing at 0.6% in 2004. The level of payroll employment in December 2005 at 4.069 million surpassed the last record level reported in December 2000 for the fourteenth consecutive month in a row.

New Jersey’s employment increased by 0.9% from December 2004 to December 2005, adding 37,200 jobs and continued the positive year over year growth trend for the twenty-third consecutive month. Employment gains were primarily spread across the service providing sectors with particularly strong growth in leisure and hospitality (+14,800 jobs), followed by professional and business services (+11,000 jobs) and educational and health services (+10,500 jobs). The financial activities sector added 3,400 jobs through December 2005. The total government sector remained steady, adding approximately 900 jobs during this period.

However, the State continues to suffer from job losses in manufacturing and downsizing in the telecommunications industry. The largest number of job losses in New Jersey in 2005 were concentrated in manufacturing (-12,100 jobs), which has been declining for more than a decade, and in the telecommunications industry (-2,400 jobs). New Jersey’s employment level has remained consistently above the 4.0 million mark for the last nineteen months.

New Jersey unemployment rate of 4.7% in December 2005 remained below the corresponding rate of 4.9% for the nation. The generally improving labor market conditions have kept the State’s jobless rate below 5% for the twentieth straight month since May 2004.

The United States Commerce Department, Bureau of Economic Analysis, in a report dated December 20, 2005, indicates that the preliminary growth rate for New Jersey’s personal income of 5.3% for the third quarter of calendar year 2005 came in below the revised growth rate of 5.9% for the second quarter of 2005. The average annual growth in personal income for New Jersey is expected to improve at a moderate pace in 2006.

Despite current inflationary pressures due to increases in energy costs, the improving labor market conditions benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durables in the State. However, if interest rates continue to rise in 2006, it would have a moderating influence on interest rate-sensitive spending in the economy. Housing, which has been a robust sector, is expected to cool off in the months ahead with housing permits in 2006 to remain around 35,000 units, below the estimated 37,000+ units for 2005. New vehicle registrations for 2005 remained 4% below the 2004 level. In large part, the lack of large financial incentives and pent-up demand are contributing to this downward trend.

Despite the near term uncertainties in the economic outlook, the economies of New Jersey and the nation are expected to continue expanding at a steady pace through the rest of 2006 into 2007. Recent economic reports, including reports on the Conference Board’s index of leading economic indicators, suggest that the U.S. economy has absorbed the effects of economic disruptions from Hurricanes Katrina and Rita, and should continue to grow at a more sustainable pace in 2006. The Consumer Confidence and Consumer Sentiment indexes have bounced back from their post-hurricane lows reported in September-October 2005.

In the latest Beige Book on economic performance, released on January 18, 2006, the United States Federal Reserve is very upbeat. The latest New Jersey economic forecasts from Global Insight, Moody’s Economy.com and Rutgers University, which are based on State data through the third quarter of 2005, also project continued economic growth. This economic momentum is expected to continue through the first half of 2006, followed by gradual easing as the housing market begins to cool.

The State and the nation may experience further near-term slow growth and the expected pace of economic expansion may stall if consumers, investors and businesses become more concerned about energy prices and geopolitical tensions. To a large extent, the future direction of economic expansion nationally and in New Jersey assumes stable energy prices and financial markets, along with supportive monetary and fiscal policies and geopolitical stability. However, the fundamentals of the State’s economic health remain stable and the long run prospects for modest economic growth of the State in 2006 and beyond are favorable.

Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $139,214,000 for tort and medical malpractice claims pending as of December 31, 2005. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

Buena Regional Commercial Township et al. v. New Jersey Department of Education et al. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed on December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in Abbott v. Burke. The plaintiffs requested a declaratory judgment stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs’ filing of a subsequent amended pleading. On February 24, 2000, the Commissioner decided the State’s final motion to dismiss and ordered that the matter be transmitted to the Office of Administrative Law (“OAL”) for a hearing limited to whether each petitioning district has fully effectuated the provisions of the Comprehensive Educational Improvement and Financing Act (“CEIFA”), including the provisions for early childhood program aid and demonstrably effective program aid. On December 29, 2000 the Administrative Law Judge (“ALJ”) rendered a decision finding that all of the petitioning school districts established that they were using CEIFA funding appropriately and recommended that the second part of the hearing process move forward. Subsequently, with a modification as to the standard of review, the Commissioner affirmed the ALJ’s decision. The matter was remanded to the OAL to determine whether educational deficiencies exist in the districts and, if so, whether the deficiencies are linked to the funding formula. On September 26, 2002, the ALJ issued an Initial Decision, finding that five of the seventeen petitioning school districts were unable to provide a thorough and efficient education to their students. As a remedy, the ALJ recommended full “Abbott” funding for these five districts. On November 9, 2002, the parties submitted written exceptions to the Initial Decision. Of the twelve (12) districts that were unsuccessful in demonstrating a failure to provide a thorough and efficient education to their students and therefore no remedy was proposed by the ALJ, only six filed exceptions that the ALJ was incorrect as to them.

Following a review of the Initial Decision, exceptions and record, the Commissioner, on February 10, 2003, adopted in part and rejected in part the Initial Decision. The Commissioner rejected the finding that Buena Regional, Commercial, Fairfield and Woodbine met the standard for “special needs district” status. The Commissioner adopted the finding that Salem City met the standard for special needs status and recommended to the Legislature that Salem be included within CEIFA’s definition of an “Abbott District.” Additionally, the Commissioner adopted the finding that the other twelve petitioning districts did not demonstrate that CEIFA is insufficient to enable them to provide a thorough and efficient education to their students. In the cases of Buena Regional, Commercial, Fairfield, Salem City and Woodbine, the Commissioner directed the respective County Superintendents to undertake thorough reviews of the districts’ 2003-04 budgets to determine their sufficiency to provide a thorough and efficient education as well as to ensure the appropriate use of Early Childhood Program Aid and Demonstrably Effective Program Aid. The Commissioner further directed the County Superintendents to take any appropriate actions, including fund reallocation, to target areas of particular need. Finally, the Commissioner determined that it may be appropriate to trigger his powers pursuant to N.J.S.A. 18A:7F-6 if the reviews of the respective County Superintendents so merit. On March 6, 2003, ten of the districts appealed the decision of the Commissioner of Education to the State Board of Education. On July 2, 2003, two of the ten districts withdrew their appeals. On June 15, 2005, the Legal Committee of the State Board of Education issued a report (“Report”) to the parties. The Report found that the current methods of funding school districts in the State are ineffective and cause disparities. Moreover, the Report found that the appealing school districts in this litigation and those school districts in this litigation which did not pursue an appeal are entitled to relief. The Report directs the Commissioner to undertake a Statewide study of components necessary for a thorough and efficient education and for the Commissioner to conduct individual school district needs assessments for all of the original school districts in this litigation. The parties have an opportunity to file exceptions to the Report prior to its presentation to the State Board of Education for approval. The Department will be submitting exceptions to this Report. On January 4, 2006, the State Board of Education adopted the revised report, with slight modifications, from the Legal Committee, thereby finding CEIFA unconstitutional as applied to the school districts in this litigation. The State Board of Education has directed the Commissioner to design a needs assessment, which is to be performed in each of the school districts participating in this litigation. The Commissioner is directed to submit the proposed design of the needs assessment to the State Board of Education on February 1, 2006. Additionally, the Sate Board of Education found problems with the method of school funding on a Statewide basis and directed the Commissioner to analyze the current system and provide the State Board of Education with findings and recommendations as to the educational components essential to the establishment of a unified system for public education which meets constitutional goals.

On January 11, 2006, a notice of appeal was filed with the New Jersey Superior Court, Appellate Division on behalf of the plaintiffs. On February 23, 2006, the State filed a motion to dismiss the appeal as to all (except 8) parties. On March 28, 2006, the Appellate Division granted the State’s motion to dismiss (“March 28th Order”). The plaintiffs filed a motion for reconsideration of the Appellate Division’s March 28th Order on March 31, 2006. On April 17, 2006, the plaintiff’s motion for reconsideration was denied. The State intends to vigorously defend this matter.

United Hospitals et al. v. State of New Jersey and William Waldman et al. There are several matters under the above caption, as well as Atlantic City Medical Center v. Squarrell and In re Zurbrugg Memorial Hospital’s 1995 Medicaid Rates. There are several matters involving approximately 40 hospitals challenging Medicaid hospital reimbursement rates for rate years 1995 through 2001. The matters were filed in the Appellate Division of the Superior Court of New Jersey and in the Office of Administrative Law (“OAL”). The hospitals challenge some or all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State’s reimbursement regulations, N.J.A.C. 10:52-1 et seq., including the regulations’ interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services (“DHS”) incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-97 State Appropriations Act (L.1996, c.42) violated the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi)

whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The Appellate Division has remanded some of these matters to the Division of Medical Assistance and Health Services (“DMAHS”) to make further findings. On February 17, 2006, the Appellate Division issued a decision, finding that the DMAHS’ inclusion of certain payments in the calculation of a hospital’s marginal loss is not improper and that their reliance on Medicare Cost Reports as a source of financial data was reasonable. On February 23, 2006, the hospitals’ filed a notice of petition for certification with the New Jersey Supreme Court. United Hospitals is in bankruptcy and this case has been settled with respect to United Hospitals. The State intends to vigorously defend these matters.

2001-2002 Abbott District Appeals. Several Abbott districts filed administrative petitions of appeal to the Commissioner of Education regarding departmental decisions rendered on approved programs and funding for the 2001-2002 school year. Additionally, four districts filed appeals on behalf of each of the schools in their districts challenging the Department’s determinations on each school’s Whole School Reform Plan/School-Based Budgets. The matters involving three of the districts have been amicably resolved. With regard to the fourth district, Elizabeth, upon notice by the district, the initial decisions of the Administrative Law Judge were not acted upon by the Commissioner and, instead, the matter was dismissed as withdrawn by the district. Also, eleven districts filed petitions of appeal on the Department’s decisions awarding additional Abbott v. Burke State aid seeking, in total, over $353 million in additional aid. The districts disagreed with the Department’s findings of budget reallocations, revenues and the final award of additional Abbott v. Burke State aid. Motions to dismiss in lieu of answers were filed in four of the eleven districts. The State’s motion to dismiss the petition in one of the eleven districts was granted and the remaining matters were transferred to the Office of Administrative Law for hearing. Amicable resolutions were reached in ten of the eleven districts. Finally, the Education Law Center (“ELC”) filed a petition and amended petition challenging the decisions and non-decisions of the Department in this regard on behalf of students in the thirty Abbott districts. Generally, the ELC took issue with the Department’s process and decisions regarding additional Abbott v. Burke State aid. On August 24, 2001, the State filed a motion for summary decision in lieu of answer and will continue to vigorously defend this appeal.

Southern New Jersey Light Rail Group v. New Jersey Transit Corporation. On July 31, 2002, New Jersey Transit Corporation’s contractor for the construction of the Southern New Jersey Light Rail Transit Project filed suit in the Law Division, Essex County alleging over $180 million in damages and claims on the project. The contractor, Southern New Jersey Rail Group (a consortium of Bechtel Infrastructure and Bombardier), alleges breach of contract, breach of the covenant of good faith and fair dealing, equitable adjustment, unjust enrichment and negligent misrepresentation resulting from alleged delays caused by New Jersey Transit and changes in the contract work for which the plaintiff alleges it is entitled to be compensated. On December 15, 2005, the court appointed Special Master granted NJ Transit’s motion to dismiss plaintiff’s claims for unjust enrichment. The Special Master will hear arguments on motions for summary judgment by both parties. NJ Transit and the State intend to vigorously defend this matter.

New Jersey Education Association et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County. Plaintiffs’ complaint alleges that the State violated various constitutional provisions, statutes and common law by failing to fund the Teachers’ Pension and Annuity Fund (“TPAF”) in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%. In particular, plaintiffs allege that the Treasurer failed to submit to the Legislature a request for the monies certified by the TPAF’s actuary to be necessary to fund the State’s contribution to the TPAF for Fiscal Year 2004 and that the State Legislature failed to properly fund the TPAF as required by law and required the local school boards to increase the employees’ contributions from 3% to 5% in violation of applicable law.

Plaintiffs are seeking a judgment declaring that defendants’ failure to “properly and adequately fund” the TPAF violates various constitutional and statutory provisions, including provisions of the Internal Revenue Code of 1986. In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF in the approximate amount of $484 million, or in the alternative, that the employees’ contribution be maintained at 3% and not increased. In addition, plaintiffs are seeking attorneys fees, disbursements and costs pursuant to 42 U.S.C. Section 188 or any other legal basis.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted. Oral argument on the motion was held on June 11, 2004. On July 15, 2004,

the court issued its decision granting the State’s motion to dismiss as to certain of the claims and denied the State’s motion on other claims. An order memorializing the court’s decision was issued on August 10, 2004. On or about June 28, 2004, the plaintiffs filed an amended complaint which included allegations of underfunding the TPAF for the Fiscal Year 2005. On February 2, 2005, the State moved for leave of appeal to the Supreme Court of New Jersey seeking review of the court’s order declining to dismiss the amended complaint against the State. By order dated September 12, 2005, the Supreme Court denied the State’s motion for leave to appeal. As a result, this matter will be returned to the trial court for further proceedings. On December 16, 2005, the plaintiffs filed a second amended complaint which included allegations of underfunding the TPAF for the Fiscal Year 2006 and which sought an additional payment of $992 million into the TPAF. The State intends to vigorously defend this matter.

Carteret, et al v. New Jersey Department of Education. In July 2004, the Carteret school district filed a petition with the Commissioner of Education claiming that the statutory funding formula, the Comprehensive Educational Improvement and Financing Act (“CEIFA”), is unconstitutional as applied to the district because it is alleged that the district cannot raise its local tax levy. Much like the Buena school districts, Carteret now seeks to be treated as a special needs district and to receive parity funding with the Abbott school districts. The matter was transmitted to the Office of Administrative Law for decision on the motion to consolidate and motion to amend the petition. Following a December 13, 2004 conference on this matter, the parties awaited the Administrative Law Judge’s decisions on the pending motions as well as whether the ALJ will entertain motions for summary decision on the substantive issues. On August 30, 2005, the ALJ granted the Department’s motion to dismiss the Mayor of the Borough of Carteret, in his official and individual capacities, and the Borough of Carteret as parties to the litigation. On December 27, 2005, the Commissioner of Education affirmed the ALJ’s August 30, 2005 decision.

On February 2, 2006, Carteret requested consent from the Department to adjourn the hearing scheduled for April 2006, in light of the State Board of Education’s decision in Bacon v. New Jersey Department of Education. On February 6, 2006 the ALJ agreed to adjourn indefinitely the hearing in this matter and schedule a status conference to be held in June 2006 to discuss further proceedings. The State intends to defend the suit vigorously.

Medford Township Board of Education et al. v. New Jersey Department of Education. A petition of appeal was filed with the Commissioner of Education on or about May 4, 2005, on behalf of several districts (the “Districts”) several townships (the “Townships”) against the New Jersey Department of Education (“Department”). The petition contains three counts. The first count alleges that State aid has not increased in the Districts despite the Districts’ increases in student enrollment and this failure to increase aid is contrary to the formula established in the Comprehensive Educational Improvement and Financing Act (“CEIFA”), N.J.S.A. 18A:7F-13. The districts seek that the amount of State aid for the 2003-2004 school year be increased to conform with the formula set forth in CEIFA.

Count two alleges that because the Department failed to increase State aid, the Districts have been “negatively impacted” in their ability to provide their students with a thorough and efficient education as required by the New Jersey State Constitution. Therefore, the Districts request that their State aid be increased to a level sufficient to provide a thorough and efficient education. Count three alleges that the Townships will have to restore money to the Districts’ budgets if the Districts’ budgets are defeated. Thus, the Districts request that the Commissioner increase their State aid for the 2003-2004 school year. The Department filed a motion to dismiss in lieu of an answer on June 3, 2005. The petition of appeal was amended on June 6, 2005 to include three additional petitioners. Additionally, the petitioners amended their petition of appeal to request an increase in State aid for the 2005-2006 school year and to withdraw their request for an increase in State aid for the 2003-2004 school year. A response to the amended petition and oral argument on the Department’s motion to dismiss the amended petition was heard on March 9, 2006. At that time, petitioners stated on the record that they would seek amendment of their petition to alter the relief being sought. The petitioners’ amendment to their petition was due on April 13, 2006. By letter dated April 13, 2006, the petitioners’ requested that the case remain status quo. The Office of Administrative Law (“OAL”) has reserved decision on the Department’s motion. A conference call with the Administrative Law Judge was scheduled for May 23, 2006. The State intends to vigorously defend this matter.

2006-2007 Abbott District Appeals. On April 7, 2006, the New Jersey Department of Education (the “Department”) filed a motion seeking authorization to require the “Abbott districts” to submit budget requests in line with the funding provided in the Governor’s Fiscal Year 2007 proposed budget for school aid to Abbott Districts and as set forth in the Fiscal Year 2007 Abbott regulations. The Department sought to have Fiscal Year 2007 state aid to Abbott districts remain relatively flat at Fiscal Year 2006 levels; to preclude the Abbott districts from appealing the Department’s budgetary decisions regarding supplemental funding; and to have eight of the Abbott districts increase their tax rate to 100 percent, limited to a maximum $125 increase on the average household’s tax liability. The Education Law Center (the “ELC”) and the Boards of Education of twenty-two (22) Abbott districts opposed the motion. Oral argument before the Supreme Court of New Jersey (the “Supreme Court”) took place on May 2, 2006.

On May 9, 2006, the Supreme Court issued an order requiring the Abbott districts, among other things, to re-submit their 2006-2007 budgets consistent with the revenue sources set forth in the Governor’s Fiscal Year 2007 proposed budget and as reflected in their Fiscal Year 2007 state aid notices; that the Department work with the Abbott districts in developing budgets that provide for existing demonstrably needed Abbott programs within fiscal restraints; that the Abbott districts have a right to appeal inadequate funding for demonstrably needed Abbott programs; that the Department complete comprehensive fiscal audits of four pilot districts; that the Department promulgate regulations governing submission of Abbott district budgets subsequent to Fiscal Year 2007; and that the regulations to be promulgated remain in effect for a minimum of two (2) years (the “May 9th Order”).

On May 11, 2006, the Boards of Education of several of the cities filed a motion for clarification of the Supreme Court’s May 9th Order. This motion for clarification is pending. The State intends to vigorously defend this matter.

New Jersey Protection and Advocacy, Inc. v. James Davy (I). Plaintiff, a non-profit agency designated as New Jersey’s protection and advocacy organization (“NJP&A”) pursuant to 42 U.S.C. § 10801 et seq., filed this action on April 5, 2005. NJP&A filed an amended complaint on May 19, 2005, eliminating the state law claims from its original complaint. The suit alleges that the Department of Human Services (“DHS”) is in violation of Due Process provisions of the United States Constitution; the integration mandate of Americans with Disabilities Act, 42 U.S.C. 12130 et seq., as interpreted by the Supreme Court in Olmstead v. L.C., 527 U.S. 581 (1999); and Section 504 of the Federal Rehabilitation Act. 29 U.S.C. §794.

Specifically, NJP&A is seeking to vindicate the rights of all patients in state psychiatric hospitals on Conditional Extension Pending Placement (“CEPP”) status, pursuant to IMO S.L., 94 N.J. 128 (1983)). NJP&A is seeking prospective injunctive relief, specifically an order requiring DHS to promptly take all necessary steps to enable patients on CEPP status to receive services in the most integrated setting appropriate to their needs; monetary penalties, specifically that DHS to pay a per diem penalty of $60.00 per day to individuals who remain on CEPP status for longer than 60 days; prevailing party costs, disbursements and attorneys’ fees pursuant to 42 U.S.C. § 1988; and an injunction requiring DHS to report to NJP&A on the number and names of CEPP patients and other information as NJP&A may require, on an ongoing basis. The State filed a motion to dismiss the complaint. In its opposition to the motion, NJP&A agreed to strike the portion of the complaint in which it requested a per diem penalty of $60.00 per day to individuals who remain on CEPP status for longer than 60 days. The remainder of the motion to dismiss was denied by the court on September 30, 2005. The State filed its answer denying liability on all claims asserted by NJP&A on October 13, 2005. At this time, the State estimates its exposure for these claims to be in excess of $20 million per year in increased costs for community placements. The State intends to vigorously defend this matter.

New Jersey Protection and Advocacy, Inc. et al. v. James Davy (II). Plaintiff, a non-profit agency designated as New Jersey’s protection and advocacy organization and two clients of the New Jersey Department of Human Services, Division of Developmental Disabilities (“Department”) filed this action on September 29, 2005. The Plaintiff alleges that the Department is in violation of Title II of the Americans with Disabilities Act, as interpreted in Olmstead v. L.C., 527 U.S. 581 (1999), Section 504 of the Rehabilitation Act and the Medicaid Act. Plaintiff and two clients of the Department are seeking declaratory and prospective injunctive relief, attorneys’ fees, litigation expenses and other relief. The State filed its answer on December 5, 2005. The State intends to vigorously defend this matter.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. On a motion for summary judgment, the trial court held the State liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that the DEP could avoid liability by approving development of the property under the Freshwater Wetlands Protection Act. The Appellate Division remanded the case for rule-making to allow the DEP to approve limited development. Upon remand, the DEP promulgated regulations to implement a portion of the Act. The case remains on remand pending DEP’s full implementation of the regulations. No trial date has been set. The State is continuing to vigorously defend this matter.

Professional Firefighters Association of New Jersey et al. v. State of New Jersey et al. This matter was filed in the New Jersey Superior Court, Law Division, Mercer County, on October 4, 2005 and was served on the State on October 20, 2005. The plaintiffs’ complaint alleges that the State violated various constitutional provisions (federal and State), statutes and common law by failing to fund the Police and Firemen’s Retirement System (“PFRS”) for Fiscal Year 2004 and Fiscal Year 2005 in the amount required by law. The plaintiffs also challenge the constitutionality of P.L. 2003, c. 108, which reduces the PFRS contributions required of local employers for Fiscal Year 2004 through Fiscal Year 2007. In addition to a judgment declaring that the defendants’ failure to properly and adequately fund PFRS in Fiscal Year 2004 and Fiscal Year 2005 violates various constitutional provisions, statutes and common law, the plaintiffs seek an order requiring the State “to make a payment to PFRS for FY2004 and FY2005 to properly fund the PFRS, in accordance with fiscally responsible actuarial calculations.” The State’s motion to dismiss portions of the complaint is pending. The State intends to vigorously defend this matter.

Horizon Blue Cross Blue Shield of New Jersey v. The State of New Jersey et als. The New Jersey Legislature recently amended the insurance premiums tax to remove the availability of the insurance premiums tax “cap” for health service corporations. The Legislature projected that the amendment would have a positive revenue effect of approximately $40 million annually. On July 6, 2005, Horizon Blue Cross Blue Shield of New Jersey (“Horizon”) filed a complaint in the Superior Court of New Jersey, Chancery Division, Essex County, contesting this tax amendment and seeking (i) a declaration that the statute is unconstitutional; (ii) to restrain and enjoin the State from collecting the tax and (iii) other relief. Horizon asserts numerous Federal and State constitutional claims regarding the amendment. The State filed an answer and a motion to transfer the matter to the Tax Court of New Jersey, on August 9, 2005, respectively. On October 28, 2005, the court granted the State’s motion to transfer this matter to the Tax Court of New Jersey.

On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the amendment. On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss Horizon’s Section 1983 and takings clause claims. On February 22, 2006, the Tax Court denied Horizon’s request for injunctive relief, agreeing with the State that the payment of the insurance premium tax pursuant to the amendment did not cause irreparable harm to Horizon. The Tax Court also, on February 22, 2006, denied the State’s cross motion. The State intends to vigorously defend this matter.

Currently, Standard & Poor’s, a division of McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds AA. Moody’s Investor’s Service, Inc. and Fitch, Inc. rate the State of New Jersey’s general obligation bonds Aa3 and AA-, respectively.

APPENDIX I

ECONOMIC AND OTHER CONDITIONS IN NEW YORK

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State” or “New York”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. The City, with a population of approximately 8,000,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2005 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2006 and 2007 fiscal years and budget gaps for each of the 2008 through 2010 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year.

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2006 through 2009 fiscal years submitted to the New York State Financial Control Board (the “Control Board”) on July 6, 2005 (the “July Financial Plan”) and Modification No. 06-3 to the July Financial Plan and the financial plan for the 2007 through 2010 fiscal years submitted to the Control Board on May 5, 2006 (the July Financial Plan as so modified, the “2006-2010 Financial Plan” or “Financial Plan”). The City’s projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies are described throughout this Official Statement and include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State policies affecting the City and the cost of future labor settlements.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans (See “Certain Reports” herein).

City”s Financing Program. Implementation of the Financial Plan is dependent upon the City’s ability to market its securities successfully. Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the “Water Authority”) which issues debt secured by water and sewer revenues to fund capital investment in the City’s water and sewer system, and the New York City Transitional Finance Authority (“TFA”), which will issue debt secured by certain State aid to education to fund a portion of the City’s five-year educational facilities capital plan. In addition, the City may issue revenue and tax anticipation notes to finance its seasonal working capital requirements although it currently does not expect to issue such notes in fiscal year 2006. The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

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2005-2009 Financial Plan. For the 2005 fiscal year, the City’s General Fund had an operating surplus of $3.534 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2005 fiscal year is the twenty-fifth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

The City’s expense and capital budgets for the 2006 fiscal year were adopted on June 30, 2005. The July Financial Plan, which was consistent with the City’s expense and capital budgets as adopted for the 2006 fiscal year, projected revenues and expenditures for the 2006 fiscal year balanced in accordance with GAAP, and projected gaps of $4.5 billion, $4.5 billion and $3.9 billion for fiscal years 2007 through 2009, respectively.

On May 4, 2006, the Mayor released his Executive Budget for the 2007 fiscal year. On May 5 and May 15, 2006, the City submitted to the Control Board its Financial Plan for the 2006 through 2010 fiscal years which relates to the City and certain entities that receive funds from the City and which was consistent with the Mayor’s Executive Budget. The Financial Plan is a modification to the July Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 22, 2005, and January 31, 2006 (the “January Financial Plan”). The Financial Plan projects revenues and expenses for the 2006 and 2007 fiscal years balanced in accordance with GAAP, and projects gaps of $3.6 billion, $4.2 billion and $3.6 billion in fiscal years 2008 through 2010, respectively, after implementation of a gap-closing program described below.

The Financial Plan reflects increases in projected net revenues since the July Financial Plan totaling $3.2 billion, $2.2 billion, $2.3 billion and $1.6 billion in fiscal years 2006 through 2009, respectively. Changes in projected revenues include: (i) increases in projected net tax revenues of $3.6 billion, $2.2 billion, $1.7 billion and $1.7 billion in fiscal years 2006 through 2009, respectively, resulting primarily from increases in projected real estate transaction, personal income and business tax revenues offset by decreases in real estate tax revenues; and (ii) increases in non-tax revenues of $216 million, $312 million, $79 million and $75 million in fiscal years 2006 though 2009, respectively. In addition, changes in projected revenues include a decrease in other tax revenues of $350 million reflecting the retention by TFA of personal income tax revenues in fiscal year 2006 to pay TFA debt maturing in fiscal year 2008, which increases personal income tax revenues by $16 million in fiscal year 2007 and by $350 million in fiscal year 2008. In addition, changes in projected revenues include decreases in miscellaneous revenues of $232 million and $121 million in fiscal years 2006 and 2007, respectively, as a result of the delay to fiscal year 2008 of the release by TSASC, Inc. (“TSASC”) of previously trapped tobacco settlement receivables (“TSRs”) and TSRs not used for debt service and other expenses. As a result of the delayed release and the receipt of additional TSRs, miscellaneous revenues increase by $454 million and $22 million in fiscal years 2008 and 2009, respectively.

The Financial Plan also reflects, since the July Financial Plan, a decrease in projected net expenditures totaling $3 million in fiscal year 2006 and increases in projected net expenditures totaling $1.5 billion, $1.4 billion and $1.8 billion in fiscal years 2007 through 2009, respectively. Increases in projected expenditures since the July Financial Plan include: (i) increased labor costs as a result of settlements of labor negotiations and provision for similar increases for collective bargaining units not yet settled of $666 million, $1.1 billion, $1.2 billion and $1.2 billion in fiscal years 2006 through 2009, respectively; (ii) increased energy costs of $70 million, $139 million, $151 million and $146 million in fiscal years 2006 through 2009, respectively; (iii) additional payments to the New York City Health and Hospitals Corporation (“HHC”) of $390 million in fiscal year 2006 and $9 million in fiscal year 2010; (iv) increased education expenditures of $94 million, $295 million, $296 million and $296 million in fiscal years 2006 through 2009, respectively; (v) increased agency spending of $69 million, $508 million, $416 million and $416 million in fiscal years 2006 through 2009, respectively; and (vi) the contribution of $1 billion in each of fiscal years 2006 and 2007 to a trust to be established to advance-fund a portion of the future cost of health benefits for retirees. Decreases in projected City-funded expenditures since the July Financial Plan include: (i) increases in State education aid of $35 million, $300 million, $337 million and $337 million in fiscal years 2006 through 2009, respectively; (ii) a one-time decrease in Medicaid expenses of $450 million due to a change in accrual methods for Medicaid payments beginning in fiscal year 2006; (iii) decreased HHC-related expenditures of $276 million and $81 million in fiscal years 2007 and 2008; (iv) decreases in debt service costs of $142 million, $152 million, $161 million and $159 million in fiscal

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years 2006 through 2009, respectively; and (v) a reduction in prior year payables of $400 million and a reduction in the general reserve of $260 million in fiscal year 2006. In addition, the Financial Plan reflects decreased pension contributions of $925 million and $567 million in fiscal years 2006 and 2007, respectively, and increased pension contributions of $165 million and $465 million in fiscal years 2008 and 2009, respectively, as a result of changes in actuarial assumptions and funding methodologies, which have been approved by the boards of trustees of the five major actuarial pension systems and which are expected to be approved by the State legislature. The Financial Plan includes the proposed prepayment in fiscal year 2006 of $3.4 billion in debt service and other payments otherwise due in fiscal year 2007.

The Financial Plan reflects the impact of the State Budget enacted for the State’s fiscal year 2006-2007, with the exception of $17 million of actions benefiting the City, which the City expects to reflect in its next update of the Financial Plan. The Financial Plan also reflects recent legislation that will provide State funding for the City’s five-year educational facilities capital plan in the amount of $6.5 billion. This includes $1.8 billion to be provided in the form of grants from the State as well as $4.7 billion of debt to be issued by the TFA that is expected to be paid from increased State aid to education.

In addition, the Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the 2007 fiscal year and to reduce previously projected gaps for fiscal years 2008 and 2009. The gap-closing actions include: (i) reduced agency expenditures or increased revenues totaling $254 million, $299 million, $220 million and $219 million in fiscal years 2006 through 2009, respectively; and (ii) additional federal actions of $50 million in fiscal year 2007, which requires the approval of the federal government. Additional federal actions could include increased funding for required educational services, increased funding for the costs of incarcerating criminal illegal aliens, increased child care funding, the provision of homeland security funding on a threat-based allocation or other federal assistance. The gap-closing actions set forth in the Financial Plan are offset by $256 million in each of fiscal years 2008 and 2009 through the proposed extension of the property tax rebate for homeowners.

The Financial Plan includes funding for all recent labor contract settlements covering the vast majority of City employees and makes provision for wage increases for all employees not covered by labor contract settlements consistent with the patterns established in the settlements. The Financial Plan makes provision for a fourth contract year under the current round of collective bargaining with a 3.15% wage increase in that year and makes provision for 1.25% wage increases annually thereafter for all City employees.

It can be expected that the Financial Plan will engender public debate, which will continue through the time the budget is scheduled to be adopted in June 2006, and that the City Council will seek to restore certain agency expenditure reductions in connection with the adoption of the City’s budget for fiscal year 2007. In addition, it is possible that projected savings and revenues will not be realized. The Financial Plan will be revised at the time the budget for fiscal year 2007 is adopted to reflect any changes in projected revenues or spending.

The City Comptroller and others have issued reports reviewing and commenting on the Financial Plan and identifying various risks. (See “Certain Reports” herein.)

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2006 through 2010 fiscal years; realization of projected interest earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues;

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and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions have been questioned by the City Comptroller and other public officials. (See “Certain Reports” within).

The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City’s control, will be realized.

Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 256,394 on June 30, 2006 to an estimated level of 255,832 by June 30, 2010.

Other Fringe Benefits includes $1.3 billion, $1.4 billion, $1.5 billion, $1.7 billion and $1.8 billion in fiscal years 2006 through 2010, respectively, for other post-employment benefit (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis. Beginning in fiscal year 2008, the City will be required to report the total accrued amount of OPEB liability in its financial statements. OMB has preliminarily estimated, without actuarial analysis, that the total accrued liability may be approximately $50 billion. The City Actuary and consultants have begun working on the analysis necessary to determine the actuarial valuation of the City’s liability. Though there is no requirement to fund such liability, Other Fringe Benefits includes $1 billion in each of fiscal years 2006 and 2007 to be deposited in a trust to fund a portion of the future cost of OPEB for current and future retirees.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or a delay in the receipt of federal grants which could have adverse effects on the City’s cash flow or revenues.

Certain Reports. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller, the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City’s future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

On March 6, 2006, the City Comptroller released a report on the January Financial Plan. The report notes that the housing market and the overall economy are slowing, that financial markets face uncertainty due to rising interest rates and high debt levels and that additional extraordinary savings of the magnitude of this year’s lower pension costs and the benefits from the State Medicaid cap are unlikely, suggesting that much of the good fortune experienced by the City in recent years is unlikely to continue. The report also states that efforts by the State and Federal governments to contain Medicaid costs are expected to have negative impacts on the already weakening financial condition of HHC, and that the City may find that its subsidy to HHC, which is in the $150 million range throughout fiscal years 2007 through 2010, will need to increase. The report observes that pension costs appear to be near the end of a cyclical increase and are expected to remain at a level comparable to that reached in the mid-1980s, when considered as a percentage of general fund revenues, and that health insurance costs, which consumed more than 5 percent of total revenues in fiscal year 2005, are expected to consume more than 7 percent of total revenues in fiscal year 2010.

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In his report, the City Comptroller identified net risks and possible resources for fiscal years 2006 through 2010 which, when added to the projected results in the January Financial Plan, would result in a surplus of $60 million in fiscal year 2006 (after providing for the prepayment of $3.3 billion of fiscal year 2007 expenses with fiscal year 2006 resources), a surplus of $130 million in fiscal year 2007 and gaps of $3.1 billion, $3.4 billion and $2.6 billion in fiscal years 2008 through 2010, respectively. The risks and possible resources set forth as adjustments to the January Financial Plan in the City Comptroller’s report include: (i) the possibility that tax revenues could be greater than projected in the January Financial Plan by $70 million, $275 million, $410 million, $135 million and $195 million in fiscal years 2006 through 2010, respectively, which result from combining higher property tax collections of $30 million, $105 million, $150 million, $305 million and $535 million in fiscal years 2006 through 2010, respectively, personal income tax revenue increases of $110 million in each of fiscal years 2007 and 2008 and decreases of $200 million in each of fiscal years 2009 and 2010, business tax revenue increases of $40 million, $20 million and $90 million in fiscal years 2006 through 2008, respectively, and decreases of $50 million and $130 million in fiscal years 2009 and 2010, respectively, a sales tax revenue decrease of $75 million in fiscal year 2010 and real-estate-related tax revenue increases of $40 million, $60 million, $80 million and $65 million in fiscal years 2007 through 2010, respectively; (ii) increased overtime expenditures of $145 million in fiscal year 2007 and $75 million in each of fiscal years 2008 through 2010; and (iii) reduced snow removal expenditures of $10 million in fiscal year 2006.

The report projects that the City’s Gross City Product will grow 2.7 percent in calendar year 2006, which is slower than the 3.3 percent pace in 2005 but higher than the OMB calendar year forecast of 2.4 percent. The report forecasts a rebound to 3.1 percent growth in calendar year 2007, while OMB forecasts a 0.9 percent contraction in that period, and forecasts job growth in the City of 28,000 jobs in 2006 and 35,800 in 2007, compared to the 35,200 jobs in 2006 and 26,000 in 2007 forecast by OMB.

On February 23, 2006, the staff of OSDC issued a report on the January Financial Plan. The report found that the City has a $4.5 billion surplus in fiscal year 2006, of which $1.2 billion would be set aside to pay for future costs. The report also identified additional net benefits of approximately $486 million, $251 million, $210 million, $110 million and $110 million for fiscal years 2006 through 2010, respectively, which, when added to the results projected in the January Financial Plan, would produce an additional surplus of $737 million in fiscal year 2007 and, after an assumed transfer to fiscal year 2008 of that additional surplus, result in gaps of $2.5 billion, $3.4 billion and $2.6 billion in fiscal years 2008 through 2010, respectively.

The risks to the January Financial Plan identified in the report include: (i) failure to receive $100 million in each of fiscal years 2007 through 2010 of the additional State education aid assumed to help fund the recent teachers labor agreement; (ii) increased spending for uniformed agency overtime of $15 million in fiscal year 2006, $50 million in fiscal year 2007 and $40 million in each of fiscal years 2008 through 2010; and (iii) failure to receive state and federal aid in the amount of $250 million in fiscal 2007 and $150 million in each of fiscal years 2008 through 2010. The report noted that such risks could be offset by possible additional resources, including: (i) increased tax revenues in the amount of $400 million, $600 million, $500 million, $400 million and $400 million for fiscal years 2006 through 2010, respectively; (ii) debt service savings of $51 million in each of fiscal years 2006 and 2007; and (iii) savings from delays in hiring of $50 million in fiscal year 2006.

In addition to the benefits and risks identified in the report, the report identified other issues which could have a significant impact on the City. With respect to City funding for education, the report noted that if the Court of Appeals upholds the ruling in the Campaign for Fiscal Equity v. State of New York litigation, and if the State Legislature requires the City to contribute 40 percent of the additional education funding as recommended by the Governor, City education costs could increase by as much as $560 million in fiscal year 2007, $1.1 billion in fiscal year 2008, $1.6 billion in fiscal year 2009 and $2.2 billion in fiscal year 2010. The report noted that wage increases for the next round of collective bargaining at the projected inflation rate would increase costs by $100 million, $350 million, $650 million and $950 million in fiscal years 2007 through 2010, respectively. The report noted that certain City-related public authorities face financial challenges that could draw on City resources. In addition, the report noted that the City’s debt service burden is projected to rise to 15.1 percent of City fund revenues in fiscal year 2009, which would be the highest level in the past fifteen years. Finally, the report noted that, while the outlook is generally favorable, a number of factors still pose serious risks to the City’s economic forecast. The greatest risk, the report notes, is of a more significant slowdown in consumer spending. In addition, the report highlights such factors as higher interest rates, a softening residential real estate market, increased energy prices, and a negative savings rate.

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The report notes that the City has undertaken several actions to provide future benefits, including the deferral of tobacco revenues and the use of “pay-as-you-go” capital financing. In response to new accounting rules, the City and other governmental entities will be required to calculate and report their obligations to current and future retirees for benefits other than pensions. The report states that preliminary estimates put the value of the City’s liability in excess of $50 billion, which could require an annual contribution of about $4 billion if funded on an actuarial basis. The City currently funds this liability on a “pay-as-you-go” basis, with a cost of $1 billion in fiscal year 2006. While governments are not required to fund these long-term liabilities, the City intends to create a health insurance trust fund for the benefit of current and future retirees. The report notes that although the details of the trust have yet to be worked out, the City intends to contribute $1 billion to the trust this year and another $1 billion next year, and that the City would also transfer to the trust an amount equal to the projected cost on a pay-as-you-go basis. According to the report, City officials believe they could draw on these resources in the future by foregoing the pay-as-you-go contribution to the trust, which will free up resources for other needs, effectively allowing it to act as a rainy-day fund in the event of unforeseen contingencies.

On March 13, 2006, the staff of the Control Board issued a report on the January Financial Plan. The report quantified certain risks and possible resources. The report identified possible net resources of $484 million for fiscal year 2006 and net risks of $167 million, $176 million, $179 million and $180 million in fiscal years 2007 through 2010, respectively, which, when combined with the results projected in the January Financial Plan, result in an estimated surplus of $484 million in fiscal year 2006 (after providing for the prepayment of $3.3 billion of fiscal year 2007 expenses with fiscal year 2006 resources), and estimated gaps of $167 million, $3.6 billion, $3.7 billion and $2.9 billion in fiscal years 2007 through 2010, respectively. The risks identified are: (i) increased uniformed services overtime expenses of $117 million, $176 million, $179 million and $180 million in fiscal years 2007 through 2010, respectively; (ii) lower revenue from federal actions in fiscal year 2007 of $100 million; and (iii) lower revenue from State actions of $250 million in each of fiscal years 2007 through 2010. The possible additional resources identified result from (i) decreased uniformed services overtime of $34 million in fiscal year 2006; (ii) increased real property revenues of $100 million in each of fiscal years 2007 through 2010; (iii) increased non-property tax revenues of $400 million in fiscal year 2006 and $100 million in fiscal year 2007; and (iv) increased miscellaneous revenues of $50 million in fiscal year 2006, $100 million in fiscal year 2007 and $150 million in each of fiscal years 2008 through 2010. In addition to the risks quantified in the report, the report noted that debt service is projected to grow by 46 percent between fiscal years 2006 and 2010, and states that if the economy were to falter in the outyears of the plan, the debt burden could reach unmanageable levels.

On May 23, 2006, the IBO released a report analyzing the Financial Plan. The report projects that fiscal year 2006 will end with a surplus $101 million above the $3.4 billion surplus in the Financial Plan, that revenues will be higher than in the Financial Plan by $227 million, $1.0 billion, $1.2 billion and $914 million in fiscal years 2007 through 2010, respectively, and that expenditures will be lower than in the Financial Plan by $84 million, $92 million, $99 million and $70 million in fiscal year 2007 through 2010, respectively. The largest revenue differences are in the IBO forecasts for business income, personal income and property taxes. The report projects a surplus of $412 million in fiscal year 2007 and budget gaps of $2.5 billion, $2.9 billion and $2.6 billion in fiscal years 2008 through 2010, respectively.

Seasonal Financing Requirements. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. To finance its projected cash flow needs, the City issued $1.5 billion of short-term obligations in fiscal years 2004, 2003 and 2002, and $750 million of short-term obligations in fiscal years 2001 and 2000. The City regularly reviews its cash position and the need for short-term borrowing. The City does not anticipate the need to issue short-term obligations in the current fiscal year. The Financial Plan reflects the issuance of short term obligations in the amounts of $1.2 billion in fiscal year 2007 and $2.4 billion in each of fiscal years 2008 through 2010.

Outstanding Indebtedness. As of March 31, 2006 the City had approximately $34.234 billion of outstanding net long term debt.

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Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on this indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. The City’s Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2006 through 2015, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $15.6 billion. The City’s Capital Commitment Plan for fiscal years 2006 through 2010 reflects total anticipated City-funded water and sewer commitments of $9.2 billion which are expected to be financed with the proceeds of Water Authority debt.

Litigation. The City is a defendant is a significant number of lawsuits. While the ultimate outcome and fiscal impact, if any, on the City of the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City’s ability to carry out the Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2005 amounted to approximately $4.8 billion.

New York State

The New York Economy. The State’s economic recovery is securely in the middle of its third year. The State’s financial and housing sectors have been strongly supported by low interest rates and rising home prices, while the professional and business services sector has benefited from robust growth in U.S. corporate profits. In addition, New York City’s tourism boom appears to be continuing. However, the most recent data continues to indicate that the State’s economic momentum may have peaked in 2005, with growth expected to slow going forward. State private sector employment growth is projected to slow to 0.9 percent in 2006, consistent with the consensus economic forecasting process conducted by the Executive and the Legislature in advance of the enactment of the State’s 2006-07 Enacted Budget (as defined below).

The most recent establishment-level data, which permits a more detailed analysis of the State’s labor market dynamics, continues to support a positive outlook for State employment growth. The State’s gross rate of job creation comfortably exceeds the gross rate of job destruction. Nevertheless, the recent upturn in the job destruction index may be yet another indicator of the slowing of State economic growth. Recent Federal Reserve policy appears aimed at engineering a soft landing for the U.S. economy as was successfully accomplished in 1994-95. However, as the events of that period demonstrated, because of the State’s position as a financial market capital, the New York economy tends to be more sensitive to monetary policy actions than the economies of other states. Employment growth at both the State and national levels responded negatively to the seven consecutive interest rate hikes implemented by the Federal Reserve between January 1994 and January 1995. Thus the soft landing projected for the nation could turn into a significant slowdown for New York.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The services industries account for more than four of every ten nonagricultural jobs in New York, and account for a higher proportion of total jobs than the rest of the nation. Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. As defined under new industrial classification system (“NAICS”), the trade, transportation and utilities sector accounts for the largest component of state nonagricultural employment, but only the fourth largest when measured by income share. New York City is the nation’s leading center of banking and finance and as a result, this is far more important in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages. Farming is an important part of the economy in rural areas, although it constitutes only 0.2 percent of total State

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output. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Economic and Demographic Trends. In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

Recent Events. The State released its Annual Information Statement (the “Annual Information Statement”) on June 12, 2006. In the Annual Information Statement, the State Division of the Budget (“DOB”) reported that the State ended its 2005-06 fiscal year on March 31, 2006 in balance on a cash basis, with a reported closing balance in the General Fund of $2.0 billion.

The State finalized the Enacted Budget for 2006-07 (the “Enacted Budget”) on April 26, 2006. The General Fund is balanced on a cash basis, with annual spending projected to grow by over 9 percent, reflecting substantial increases in school aid, health care, and higher education. All Governmental Funds (“All Funds”) spending, which includes Federal aid, is estimated at $112.5 billion, an increase of 7.8 percent from 2005-06. State tax receipts are expected to return to a historical growth rate of roughly 5 percent over 2005-06 levels, following two consecutive years in which growth exceeded 10 percent for the first time ever. State debt outstanding is projected to total $50.7 billion in 2006-07, with debt service equal to roughly 4.2 percent of All Funds receipts.

Entering the 2006-07 budget cycle, the State estimated a budget imbalance of $751 million in 2006-07 and gaps in the range of $3 billion to $4 billion in future years. The Governor’s Executive Budget proposal, if enacted in its entirety, would have eliminated the 2006-07 imbalance and left gaps of $1.9 billion in 2007-08 and $3.9 billion in 2008-09. The Enacted Budget Financial Plan, which incorporates both the Legislature’s modifications to the Executive proposal and the impact of gubernatorial vetoes and subsequent legislative overrides (through May 12, 2006, the date of the Enacted Budget Financial Plan), is also balanced in 2006-07, but projects an estimated gap of $3.7 billion in 2007-08 and $4.3 billion in 2008-09.

The Legislature adopted a budget for 2006-07 by April 1, 2006, the start of the New York’s fiscal year. As in past years, the Legislature enacted the entire debt service bill in mid-March. After reaching general agreement with the Executive in early March that $750 million in additional “consensus” revenues were available to finance legislative additions to the Governor’s Executive Budget, the Senate and Assembly negotiated a budget agreement that culminated with the passage of final budget bills on March 31, 2006.

Although the Legislature adopted the budget on time, the process was, and continues to be, marked by substantive policy disagreements between the Governor and Legislature. During the Legislature’s deliberations, the Governor expressed concerns with the overall levels of spending under consideration for 2006-07, the diminution of reserves, the potentially adverse impact of the budget on structural balance, and the absence of substantive reforms to Medicaid and other programs.

On March 31, 2006, DOB issued its initial fiscal assessment of the legislative budget. DOB estimated the budget for 2006-07 would be balanced, but leave potential budget gaps of roughly $6 billion in both 2007-08 and 2008-09, more than double the level projected if the Executive Budget had been adopted in its entirety. Under the legislative budget, the outyear gaps increased in large part because of the recurring value of legislative adds and because the entire 2005-06 surplus (i.e., the “spending stabilization reserve”) would be needed to finance spending in 2006-07, rather than applied in equal amounts to lower the 2007-08 and 2008-09 gaps, as recommended in the Executive Budget.

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In mid-April, the Governor completed his review of the 2006-07 budget bills passed by the Legislature, vetoing 207 individual items of appropriation and the entire “revenue” bill (companion legislation that authorized numerous tax law changes). The Governor said the vetoes were done to (1) maintain a properly balanced budget in 2006-07, provide for adequate reserves, and ensure manageable outyear budget gaps and (2) remedy unconstitutional revisions made by the Legislature to the Executive Budget. DOB estimates that the vetoes, had they been sustained in their entirety, would have provided recurring General Fund savings of $2.1 billion, resulting in a balanced budget in 2006-07 without use of the 2005-06 surplus, and budget gaps of $2.4 billion in 2007-08 and $3.0 billion in 2008-09.

The Legislature had constitutionally overridden 165 of the Governor’s vetoes through the date of the Annual Information Statement, generating estimated General Fund costs of roughly $600 million in 2006-07 growing to over $1.2 billion in 2007-08. The most significant items restored by the Legislature included: additional operating aid increases for public universities, increased spending for the Tuition Assistance Program, grants in aid to local school districts and other education-related entities subject to allocation by the Legislature, and discretionary “member item” spending for grants and projects initiated by individual legislators.

In acting on the legislative budget, the Governor vetoed 39 items worth $1.5 billion in the General Fund ($2.2 billion All Funds) on constitutional grounds. The Legislature subsequently attempted to override 27 of those vetoes. However, the courts have held that an Executive’s disapproval of an item on the basis of its unconstitutionality is not subject to override by the Legislature. Even a two-thirds vote of the members of both houses cannot transform an unconstitutional budgetary item into a law that can be validly executed by State officials. Accordingly, the Enacted Budget Financial Plan estimates set forth herein incorporate the savings generated by the Governor’s vetoes of such items, the most significant of which concerned Medicaid and a new tax rebate program. The General Fund value of the unconstitutional items is $1.5 billion in 2006-07, and roughly $1.1 billion in each of the outyears. The Legislature and other parties have indicated they will challenge the Executive’s constitutional authority concerning one or more of such items.

Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes in the national and State economies. The State Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes and audit activity.

As noted above, in acting on the legislative budget, the Governor vetoed 39 items worth $1.5 billion in the General Fund ($2.2 billion All Funds) on constitutional grounds. The Enacted Budget Financial Plan estimates set forth herein incorporate the savings generated by the Governor’s vetoes of such items, the most significant of which concerned Medicaid and a new tax rebate program. The General Fund value of the unconstitutional items is $1.5 billion in 2006-07, and roughly $1.1 billion in each of the out-years. If litigation challenging the non-implementation of one or more of the vetoed items is ultimately successful, the State Financial Plan could be at risk for an amount up to the value of the vetoes.

The State Financial Plan reflects the actions of the Legislature and Governor through May 12, 2006. Since that time, the state enacted a “cap” on the State sales tax for gasoline. Prior to the cap, the State collected an average of 12 cents in sales taxes on a gallon of gas at current prices; this law caps the tax at 8 cents per gallon. DOB estimates that the cap, which took effect on June 1, 2006, will result in a revenue loss of roughly $160 million in the current fiscal year and $220 million annually thereafter. The impact of this tax reduction, along with any other changes that may be enacted through the end of the regular legislative session in June 2006, will be reflected in the state’s First Quarterly Update to the 2006-07 Financial Plan that DOB plans to issue in July 2006.

In addition to the risks outlined above, a shock to the economy related to geopolitical uncertainty, particularly in the form of a direct attack, remains the greatest risk to the U.S. forecast. DOB’s outlook for household sector spending continues to rely on healthy growth in employment and wages, a gradual receding of inflationary pressures, a slow decline in the housing market, and the settling of interest rates at a relatively “neutral” level. If the Federal Reserve believes that the long bond term premium is permanently lower, then it might feel the need to raise short-term interest rates by more than in the past in order to preempt inflationary pressure, presenting the possibility

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that the Federal Reserve could overshoot. A weaker labor or housing market, or higher interest rates than expected could result in lower consumer spending than projected. Energy market speculation in the face of a tight and uncertain supply of oil remains a risk to the inflation forecast, and is compounded by risks to the value of the dollar. Finally, excessive volatility in equity prices represents an additional source of uncertainty. However, stronger job growth, lower energy prices, or lower long-term interest rates than anticipated could result in a stronger national economy than projected.

All of the risks to the U.S. forecast apply to the state forecast as well, although as the nation’s financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. Finance and insurance sector bonuses fell 7.7 percent during the 1994-95 State fiscal year in the wake of the Federal Reserve’s policy shift. This risk would become amplified should the central bank overshoot its target. The impact of rising rates on the State’s housing sector also poses a risk. Should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. These effects could ripple though the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

In Campaign for Fiscal Equity v. State of New York, the State Court of Appeals directed the state to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education. In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the state had taken to bring its school financing system into constitutional compliance with respect to New York City schools.

After a series of hearings, the Special Masters recommended that New York City’s education operating budget should be increased by $5.6 billion over a four-year period and that $9.2 billion be provided in capital funds for New York City schools over a five-year period. In February 2005, Justice DeGrasse adopted the special masters’ recommendations and ordered the State to comply with them within 90 days.

In April 2005, the State filed an appeal of Justice DeGrasse’s order with New York’s Appellate Court (the “Appellate Court”). In March 2006, the Appellate Court ruled that Justice DeGrasse’s order should be modified to “vacate the confirmation of the [special masters’ report].” The ruling directed that “in enacting a budget for the fiscal year commencing April 1, 2006, the Governor and the Legislature consider, as within the range of constitutionally required funding for the New York City School District, as demonstrated by this record, the [State’s] proposed funding plan of $4.7 billion in additional operating funds and the [special masters’] recommended annual expenditure of $5.63 billion, or an amount in between, phased in over four years, and that they appropriate such amount, in order to remedy the constitutional deprivations found in [Campaign for Fiscal Equity II], and that in enacting such budget, the Governor and the Legislature implement a capital improvement plan that expends $9.179 billion over the next five years and otherwise satisfies the City schools’ constitutionally recognized needs.” The litigation is on appeal to the State Court of Appeals. The Court of Appeals set an expedited briefing schedule and is expected to set the case down for oral argument as early as September 2006.

The 2006-07 State Budget includes a $1.3 billion statewide increase in school aid, including an increase of $375 million in Sound Basic Education Aid. In addition, the Budget authorizes $11.2 billion for New York City school construction. This includes a new $2.6 billion school capital program, with $1.8 billion in capital grants for New York City school construction, $400 million for other “high-needs” districts and $400 million for other school districts. The 2006-07 State Budget also authorizes the TFA to issue an amount outstanding of up to $9.4 billion in bonds and that the Mayor may assign all or a portion of local assistance building aid payments to support these bonds.

Revenues from Video Lottery Terminals (“VLTs”) and non-recurring General Fund resources will support $700 million in Sound Basic Education Aid in 2006-07, with projected growth to $1.0 billion in 2007-08. So far, VLTs have been implemented at five of the State’s racetracks. Four other racetracks have received authorization to operate VLTs, and are in various stages of implementation. Two major facilities located at Yonkers and Aqueduct Raceways are expected to begin operations in September 2006 and October 2007, respectively, but delays are possible,

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especially with Aqueduct. These two facilities are expected to produce the majority of the growth of VLT receipts under current law. Any significant delay in the opening of the currently authorized facilities would adversely affect the level of VLT revenues.

The State is also a defendant in several court cases that could ultimately result in costs to the State Financial Plan.

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services is conducting six audits of aspects of New York’s School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued three final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. The State disagrees with the audit findings on several grounds and has requested that these be withdrawn. If these recommended disallowances are not withdrawn Federal regulations do include an appeals process that could postpone repayment of any disallowances.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending of $161 million over the next three years, which has been reflected in the State’s Financial Plan.

At the request of CMS, the State discontinued intergovernmental transfer payments in 2005-06 pending the approval of a State Plan Amendment (“SPA”). The SPA was approved late in the 2005-06 fiscal year for a one-year term only and must be resubmitted annually. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the HHC, the State University of New York and the counties. If these payments are not approved in 2006-07 and beyond, the State’s health care financing system could be adversely affected.

Existing labor contracts with all the State’s major employee unions are set to expire at the end of 2006-07. The existing agreement covered a four-year period and included an $800 lump sum payment and general salary increases of 2.5 percent in 2004-05, 2.75 percent in 2005-06 and 3.0 percent in 2006- 07, as well as a recurring $800 increase to base pay effective April 2007, at a cost of approximately $2.2 billion to the General Fund and $2.9 billion on an All Funds basis over the life of the agreement. The current State Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future 1 percent salary increase would cost the General Fund roughly $83 million annually and $129 million in All Funds.

The State Financial Plan assumes the receipt of approximately $500 million annually in miscellaneous receipts that are the subject of ongoing negotiations between the State and counties and New York City. Actual miscellaneous receipts in 2005-06 were $450 million less than planned levels, and there can be no assurance that a comparable shortfall will not occur in 2006-07 or in future years.

Cash-Basis Results from Prior Fiscal Years.

DOB reported a 2005-06 General Fund surplus of $2.0 billion. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

The General Fund ended the 2005-06 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the Tax Stabilization Reserve Fund (the “TSRF”) (after a $72 million deposit at the close of 2005-06), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in a spending stabilization reserve.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-06, an increase of $3.3 billion from 2004-05 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

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General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, school aid, and fringe benefits.

DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.9 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

The General Fund ended the 2004-05 fiscal year with a balance of $2.5 billion, which included dedicated balances of $872 million in the TSRF (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($325 million). The closing fund balance also included $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the new fiscal stability reserve fund.

General Fund receipts, including transfers from other funds, totaled $43.9 billion in 2004-05, an increase of $939 million from 2003-04 results. Tax receipts, including the impact of the tax refund reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State’s securitization of tobacco settlement payments in 2003-04.

General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-05, an increase of $1.6 billion from 2003-04. Medicaid, school aid, fringe benefits, and debt service were the main sources of annual growth.

DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.9 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

The General Fund ended the 2003-04 fiscal year with a balance of $2.3 billion, which included dedicated balances of $794 million in the TSRF (after an $84 million deposit at the close of 2003-04), $21 million in the Contingency Reserve Fund, and $262 million in the Community Projects Fund. The closing fund balance also included $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

General Fund receipts, including transfers from other funds, totaled $42.9 billion in 2003-04, an increase of $4.9 billion from 2002-03 results. Tax receipts, including the impact of the tax refund reserve transaction, increased by $451 million on an annual basis. Miscellaneous receipts increased by $3.8 billion, due mainly to the State’s securitization of tobacco settlement payments. Federal grants also increased by $645 million, reflecting extraordinary Federal aid.

General Fund spending, including transfers to other funds, totaled $42.1 billion in 2003-04, an increase of $4.5 billion from 2002-03 results. The growth was largely attributable to the annual impact of payment deferrals and spending growth in welfare and Medicaid.

State Retirement Systems. The New York State and Local Retirement Systems (the “Systems”) provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2003-2004 fiscal year. There were 2,835 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2005, 647,758 persons were members and 334,251 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

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Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. The Office of State Comptroller (“OSC”) reports that the net assets available for benefits as of March 31, 2005 were $128.0 billion (including $2.6 billion in receivables), an increase of $7.2 billion or 6.0 percent from the 2003-04 level of $120.8 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $140.2 billion on April 1, 2004 to $146.5 billion (including $55.2 billion for current retirees and beneficiaries) on April 1, 2005. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2005 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2005 fiscal year. Actuarial assets increased from $117.5 billion on April 1, 2004 to $123.8 billion on April 1, 2005.

Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the LGAC, a public benefit corporation empowered to issue long term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

The legislation also imposed a limitation on the annual seasonal borrowing of the State, except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth year after the limit was first exceeded (i.e., no TRANs seasonal borrowing in the fifth year). This provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit notes.

The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to the City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any possible bonds issued by NYC or its assignee, that act or omission would not constitute an Event of Default with respect to LGAC bonds. The 2006-07 Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.

Financing Activities. For purposes of analyzing the financial condition of the State, debt may be classified as “State-supported debt” or the broader measure of “State-related debt.” “State-related debt” consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. “State-supported debt” includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

As of March 31, 2006, the total amount of outstanding general obligation debt was $3.470 billion.

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The Debt Reform Act of 2000, which applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-2001 and will gradually increase until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-2001 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new state-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

On October 30, 2005, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2005 at 1.73 percent of personal income and debt service on such debt at 1.07 percent of total governmental receipts, compared to the caps of 2.32 percent for each. DOB projects that debt outstanding and debt service costs for 2006-07 and the entire five-year forecast period through 2010-11 will also be within the statutory caps.

Public Authorities—General. As of December 31, 2005, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $124.0 billion, only a portion of which constitutes State-supported or State-related debt.

Litigation. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2006-07 Financial Plan. The State believes that the proposed 2006-07 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2006-07 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2006-07 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2006-07 Financial Plan.

The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State’s financing system for New York City public schools is unconstitutional. (See “Special Considerations” within).

Other Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2006-07 fiscal year or thereafter.

Grants to Local Governments. Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. After the impact of all Enacted Budget actions, local assistance spending is projected at $34.2 billion in 2006-07, an increase of $2.9 billion from the prior year. The largest annual increases are for school aid, Medicaid, and Higher Education.

I-14

APPENDIX J

ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of state issuers; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of North Carolina (the “State”) has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

On September 21, 2001, the State General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State’s payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the previously established Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year’s fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children’s health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State’s public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State’s community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system’s board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.

The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.

On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State’s ABC’s plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

In December 2003, the Governor called a Special Session of the General Assembly at which the General Assembly appropriated $24 million for economic development. The General Assembly also appropriated $20 million for the One North Carolina Fund, $4.1 million to the community college system for new and expanding industry training, and $20 million to the North Carolina Rural Economic Development Center.

The State ended fiscal year 2003-2004 with an over-collection of revenues of $242.4 million, which was 1.7% of the budgeted revenue forecast. The major tax categories that exceeded the budgeted forecast were individual income, corporate income, and sales and use tax. In addition, unexpended appropriation or reversions of $159 million were realized, and the State received $136.9 million in federal fiscal relief in October 2003. As of June 30, 2004, the General Fund reported a total fund balance of $708.5 million, with reserves of over $419 million and an unreserved fund balance of $289.4 million.

On July 18, 2004, the General Assembly adopted a $15.9 billion budget for fiscal year 2004-2005. State workers received their first pay raises in three years — the greater of $1,000 or 2.5% of their current salaries. Teachers got an average raise of 2.5%. State university faculty also received an average 2.5% raise, while community college faculty got a 4.5% raise. Retired State employees got a 1.7% cost of living adjustment. The budget provided public schools with over $50 million to hire up to 1,100 new teachers to reduce third-grade class sizes, $7.5 million to improve test scores in the State’s poorest school districts, and $9.1 million to add 2,000 students to the State’s More at Four pre-kindergarten program. Another $4 million was provided to hire 80 school nurses. $6.6 million was budgeted to provide health insurance for children of the working poor, $4 million was provided to hire 75 to 100 additional child abuse care workers, and $3 million was used to increase the foster care and adoption assistance reimbursements by $25 per child per month. Twenty-four independent, nonprofit community healthcare centers serving poor patients will received $5 million, while $2 million was distributed among 100 shelters for domestic violence victims. $2.7 million was used to add over 1,400 prison beds at correctional facilities throughout the State. Another $8.6 million was used for economic development to fund the State Biotechnology Center in the Research Triangle Park, the Global TransPark in Kinston, and a Motorsports Testing and Research Center Complex near Charlotte. Another $30 million was allocated to a fund for underground storage tank cleanup.

The General Assembly also approved the issuance of $468 million in special indebtedness over two years to fund a cancer hospital, a cardiovascular center, a health promotion center, a genetics data center, and a pharmacy school at several State universities. The funds will also be used to pay for several other projects at State universities and to preserve land for State parks and to protect land near military bases from encroachment. The funds will also be used to build new juvenile detention facilities. No more than $310 million of this special indebtedness may be issued during the 2004-2005 fiscal year. The fiscal impact of the $468 million of special indebtedness on the General Fund is expected to be zero because of the annual transfer of revenue from other sources to the General Fund in an amount to cover the estimated debt service. The debt service for the State universities projects and the juvenile detention facilities will be reimbursed from the special revenue funds known as the Health and Wellness Trust Fund and the Tobacco Trust Fund. The debt service for the State parks projects is fully funded by the streams of revenue available to the special revenue funds known as the Parks and Recreation Trust Fund, the Natural Heritage Trust Fund, and the Clean Water Management Trust Fund. The special indebtedness is non-voted debt that is generally secured only by an interest in State property being acquired or improved (e.g., certificates of participation and lease-purchase revenue bonds). With this type of debt, there is no pledge of the State’s faith, credit, or taxing power to secure the debt, which is why voter approval is not required. If the State defaulted on its repayments, no deficiency judgment could be rendered against the State, but the State property that serves as security could be disposed of to generate funds to satisfy the debt. Failure to repay the debt would have negative consequences for the State’s credit rating. Article 9 of Chapter 142 of the State’s General Statutes prohibits the issuance of special indebtedness except for projects specifically authorized by the General Assembly. The use of alternative financing methods provides financing flexibility to the State and permits the State to take advantage of changing financial and economic environments.

In November 2004, the Governor announced that Dell, Inc. would build a computer manufacturing facility in the State. Dell, a leading manufacturer and distributor of personal computers and related products, has now built and operates a state-of-the-art, 400,000 square-foot manufacturing and distribution facility in the Piedmont Triad region. Dell currently has two other U.S. factories in Nashville, Tennessee and Austin, Texas. The North Carolina General Assembly convened a one-day special session on November 4, 2004 and approved an economic incentive for computer manufacturing companies that, in the case of Dell, will provide up to $225 million in tax credits over the next fifteen years. For each year in which Dell meets the required performance targets, the State will provide a grant equal to 75 percent of the State personal income withholding taxes derived from the creation of new jobs.

As of the close of the 2004-2005 fiscal year, the General Fund reported a total fund balance of $1.15 billion, with reserves of over $670 million and an unreserved fund balance of $478.5 million. The General Fund experienced higher than expected growth in tax revenue due to the improving economy and more than $250 million in one-time collection from a Voluntary Compliance Program undertaken by the State Department of Revenue.

On August 11, 2005, the General Assembly adopted a $17.2 billion budget for fiscal year 2005-2006. State workers received pay raises equaling the greater of $850 or 2% of their current salaries and one extra week of vacation. Teachers got an average raise of 2.24%. State community college faculty and professional staff got a 4.5% raise. Retired State employees received a 2% cost of living adjustment. The budget provided $9.48 billion for education, which is a 2.73% or $250 million increase over the previous year’s education budget. The budget funds education at the State’s K-12 schools, community colleges, and universities, including additional funding to cover the more than 35,000 new students enrolled in State public schools this year. The budget dedicated close to $80 million to address the on-going Leandro school funding lawsuit by providing additional funding to low wealth schools districts, disadvantaged students, high school reforms, school-based family support teams, and teacher recruitment. The budget provides $100 million for ABC bonuses for teachers and fully funds teacher assistant positions. More than $3.2 million is provided to expand Governor Mike Easley’s “Learn and Earn” program, which allows students the opportunity to graduate with a high school diploma and a college degree after just five years of study. The budget makes numerous investments in job creation efforts and provides funding for programs to attract new jobs to the State, including $4.5 million in additional funds for the Job Development Investment Grant program, $6 million for the One North Carolina Fund, and $20 million for the North Carolina Rural Center, which has helped create thousands of new jobs in rural communities and update water systems. The budget also included $9 million for the Wilmington and Morehead City ports, $1 million in new funds for community college Small Business Centers, and $2.65 million for customized industry training, which will help employees and companies remain competitive in an ever-changing economy.

On August 30, 2005, North Carolina became the last state on the east coast to approve a lottery. The net proceeds of the lottery will be used to further the goal of providing enhanced educational opportunities, to support public school construction, and to fund college and university scholarships. The lottery legislation directs that 50% of the net proceeds be dedicated to pre-kindergarten and class-size reduction programs that have been implemented over the last five years. Previously, such programs were funded by the General Fund. The remaining net proceeds will be distributed to the Public School Building Capital Fund (40%) and the State Education Assistance Authority (10%). Lottery ticket sales began in March 2006.

The State ended fiscal year 2005-2006 with an over-collection of revenues of almost $1.1 billion resulting from conservative revenue estimates, higher employment levels, increased consumer spending, and large gains recognized in the housing and stock markets. A budget surplus of $678.3 million is projected, with an ending General Fund balance expected to exceed $2 billion.

On July 6, 2006, the General Assembly adopted a $18.9 billion budget for fiscal year 2006-2007, which was signed by Governor Easley on July 11, 2006. The budget cuts some taxes, spends more on education, and sets aside money for future crises. Tax changes include capping the gas tax at current levels, reducing the State sales tax rate from 4.5% to 4.25% effective December 1, 2006, and reducing the top income tax rate from 8.25% to 8.0% effective January 1, 2007. In addition, a $195.2 million reduction in the transfer from the Highway Trust Fund to the General Fund is provided for fiscal year 2006-2007. This would repay the $125 million one-time transfer from the Highway Trust Fund to the General Fund during the budget crisis in prior years, as well as the $80 million inflationary increase adopted in fiscal year 2002-2003. The budget includes an average 8% pay increase for public school teachers in order to surpass the national average by fiscal year 2008-2009. Additional funds are provided to expand the Disadvantaged School Supplemental Fund ($27.5 million), to provide additional supplements to small and low wealth counties ($41.9 million), and to expand middle and high school reform programs in order to improve graduation rates. The budget provides increased access to higher education opportunities at the community college and university systems. Monies are included for need-based financial aid, scholarships for nurses, professional training to recruit and retain quality teachers and principals, and several biotech and economic development initiatives. In addition to the General Fund appropriation increases, the State’s new Education Lottery will provide proceeds for reduced class sizes, additional academic pre-K slots, school construction, and college scholarships for needy students. Community college faculty and professional staff will receive a 6% salary increase and a 2% one-time bonus. University faculty and professional staff will receive a 6% salary increase, and all other state employees will receive a 5.5% salary increase. The budget also includes a 3.0% adjustment for retirees and makes a $30 million payment to the retirement system for the employer contribution that was not funded in fiscal year 2000-2001.

The fiscal year 2006-2007 budget solidifies the State as a leader in recruiting new business and growing existing businesses. It includes $15 million for the One NC Fund which has resulted in the creation of 18,875 jobs and $2.4 billion in investment throughout the State. The adjustments also provide support for new and emerging companies through investments in the Small Business Innovation Research matching grant program ($5 million). The budget includes human services increases for child care subsidies ($27.5 million), community capacity enhancement ($16 million), and fund for the Mental Health Trust Fund ($14.4 million) to assist with mental health reform programs. Additional funds are included for early intervention services ($7.1 million), adoption and foster care assistance ($10.2 million), and child welfare services. The budget includes monies to enhance well water safety programs and to protect drinking water supplies. Funds are provided for land conservation, forest development, and habitat protection programs. It also includes funds for disease surveillance and detection programs to ensure a safe food supply. The budget makes investments in improving the court system. Funds are included to add core court personnel, including assistant district attorneys, deputy clerks, district court judges, and magistrates. It also includes funds to improve emergency planning, response and recovery capabilities. The budget includes funding for priority health, public safety, education and economic development projects outlined in the State’s Capital Improvement Plan. Projects include constructing a new public health lab and emergency operations center, expanding facilities at the UNC-Wilmington School of Nursing, UNC-Charlotte, and the N.C. State University Engineering Complex, adding two skilled care nursing homes for the State’s veterans, and expanding the State’s Museum of Art. Finally, $222 million from the fiscal year 2005-2006 credit balance has been earmarked for the Repairs and Renovations Reserve Account. The amended budget provides for a credit of $324 million to the Savings Reserve Account (Rainy Day Fund), thereby increasing the balance to $637 million. This amount brings the Savings Reserve Account balance to almost four percent of the 2005-2006 fiscal year operating budget. The budget also directs $222 million to the Repair and Renovation Reserve and sets aside $20 million to the Disaster Relief Reserve for future disaster related expenditures.

The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2002 was negative $349 million; as of June 30, 2003 it was negative $167 million; as of June 30, 2004 it was negative $196.3 million, and as of June 30, 2005 it was negative $78.8 million.

Under the State’s constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State’s General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government’s relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

In 1998, the State, along with forty-five other states, signed the Master Settlement Agreement (“MSA”) with the nation’s largest tobacco companies to settle existing and potential claims of the states for damages arising from the use of the companies’ tobacco products. Under the MSA, the tobacco companies are required to adhere to a variety of marketing, advertising, lobbying, and youth access restrictions, support smoking cessation and prevention programs, and provide payments to the states in perpetuity. The amount that the State will actually receive from this settlement remains uncertain, but projections are that the state will receive approximately $4.6 billion through the year 2025. In the early years of the MSA, participating states received initial payments that were distinct from annual payments. The initial payments were made for five years: 1998 and 2000 through 2003. The annual payments began in 2000 and will continue indefinitely. However, these payments are subject to a number of adjustments including an inflation adjustment and a volume adjustment. Some adjustments (e.g., inflation) should result in an increase in the payments while others (e.g., domestic cigarette sales volume) may decrease the payments. Also, future payments may be impacted by continuing and potential litigation against the tobacco industry and changes in the financial condition of the tobacco companies. In 1999, the General Assembly approved legislation implementing the terms of the MSA in the State. The Golden LEAF, Inc., a nonprofit foundation, was created to distribute half of the settlement funds received by the State. The legislation directed that these funds be used for the purposes of providing economic impact assistance to economically affected or tobacco-dependent regions of the State. However, the foundation’s share of the payments may be diverted by the General Assembly prior to the funds being received by the State Specific Account. The foundation is reported as a discretely presented component unit. In 2000, the State enacted legislation establishing the Health and Wellness Trust Fund and the Tobacco Trust Fund and created commissions charged with managing these funds. Each fund will receive a quarter of the tobacco settlement payments. The purpose of the Health and Wellness Trust Fund is to finance programs and initiatives to improve the health and wellness of the people of North Carolina. An eighteen-member Health and Wellness Trust Fund Commission will administer this fund. The primary purpose of the Tobacco Trust Fund is to compensate the tobacco-related segment of the State’s economy for the economic hardship it is expected to experience as a result of the MSA. An eighteen-member Tobacco Trust Fund Commission will administer this fund.

The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,980,700 jobs as of May 2006. The largest segment of jobs was approximately 1,293,700 in various service categories, followed by 734,900 in trade, transportation, and utilities, and 561,100 in manufacturing. Based on May 2006 data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, and ninth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1999 to 2005 grew from $17,295 to $30,336. Over a similar period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,441,930 to 4,362,082, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As reported by the North Carolina Employment Security Commission, the State’s seasonally-adjusted unemployment rate in May 2006 was 4.6% of the labor force, which is identical to the nationwide unemployment rate for the same period.

Agriculture is another basic element of the State’s economy. In calendar year 2004, the State’s agricultural industry contributed over $68 billion to the State’s economy, and accounted for 20.3% of the State’s income. Gross agricultural income was in excess of $8.2 billion in 2004, placing the State eighth in the nation in gross agricultural income and seventh in the nation in net farm income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 34% of gross agricultural income in 2004, followed by the pork industry at approximately 25%, nursery and greenhouse products at approximately 10%, and the tobacco industry at approximately 8%. According to the State Commissioner of Agriculture, the State ranks first in the nation in the production of all tobacco, flue-cured tobacco, and sweet potatoes, second in hog production, turkeys, and Christmas tree production, and third in poultry and egg products trout, and cucumbers for pickles.

A significant military presence in the State contributes further to the diversity of the State’s economic base. Over 6% of the State’s 2004 Gross State Product (total goods and services), or $18.1 billion, is attributed to the military sector in the State. The major military installations in the State are Camp Lejuene Marine Corps Base, New River Air Station, Fort Bragg Army Base, Pope Air Force Base, Cherry Point Marine Corps Air Station, and Seymour Johnson Air Force Base. The State has created a task force, headed by the Lieutenant Governor, to assist the federal Base Realignment and Closure Commission (the “BRAC Commission”) in reviewing proposed realignments and closures of federal military bases. The BRAC Commission completed its review and submitted its recommendations to the President on September 8, 2005, which became law on November 9, 2005. The BRAC Commission recommended the closure of two reserve military centers and the realignment of six other military bases in the State. The impact on area employment for the State was minimal.

The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State’s ability to meet its financial obligations.

1. Hoke County et al. v. State of North Carolina, et al. (formerly Leandro, et al. v. State of North Carolina and State Board of Education) — Funding of Public Education. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students intervened and alleged claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties’ systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

The State filed a motion to dismiss, which was denied. On appeal the State Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court’s conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff’s county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State’s filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the “sound basic education” guaranteed by the State Constitution. The trial court’s order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. On July 30, 2004, the State Supreme Court affirmed the majority of the trial court’s orders, thereby directing the executive and legislative branches to take corrective action necessary to ensure that every child has the opportunity to obtain a sound, basic education. The Supreme Court did agree with the State that the trial court exceeded its authority in ordering pre-kindergarten programs for at-risk children. The State is now undertaking measures to respond to the trial court’s directives. The magnitude of State resources which may ultimately be required cannot be determined at this time; however, the total cost could exceed $100 million.

2. N.C. School Boards Association, et al. v. Richard H. Moore, State Treasurer, et al. — Use of Administration Payments. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the State Constitution. The trial court also concluded the statutes under which these funds are distributed are “unconstitutional and void” to the extent they provide that the money is to “go to agencies or for purposes other than the public schools.” Based upon these conclusions of law, the trial court directed the “clear proceeds” of the affected civil fines and penalties be remitted to the public schools.

The trial court also declared “unconstitutional and void” the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State’s school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal. On appeal, the State Court of Appeals rendered a decision in September 2003 mostly favorable to the State. Further appeal was made to the State Supreme Court, which on July 1, 2005 affirmed in part and reversed in part the decision of the State Court of Appeals, and concluding that a majority of the funds in dispute are civil penalties required to be paid into the Civil Penalty and Forfeiture Fund for the benefit of public schools. The trial court will soon schedule hearings to determine the amount owed retroactively to January 1, 1996. Based upon information supplied by the defendant State agencies, the amount owed could be as much as $770 million.

3. Southeast Compact Commission — Disposal of Low-Level Radioactive Waste. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys’ fees. The United States Supreme Court denied the Compact’s petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United States Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The Special Master heard oral arguments on disposition motions filed by both sides on September 3, 2004. The State Attorney General’s office believes that sound legal arguments support the State’s position on this matter.

4. Philip Morris USA Inc. v. Tolson — Refund of Corporate Income Tax. On June 13, 2000, Philip Morris filed an action for a refund of approximately $30 million in corporate income taxes paid for 1989 through 1991. An order of the Augmented Tax Review Board in the 1970’s allowed it to apportion its income under a modified formula, which included a more favorable property factor. When the law changed in 1989 to move to double weighting of the sales factor, Philip Morris incorporated this change into its formula. The Board’s order did not permit double weighting. Philip Morris argued that the principle of in pari materia required incorporation of the amendment, and that failure to allow double weighting violated the equal protection and separation of powers clauses. The Wake County Superior Court ruled that Philip Morris was required to use the formula approved by the Board without double weighting the sales factor unless the statutory formula (without the modified property factor) produced a more favorable result. Philip Morris appealed this ruling to the State Court of Appeals, which issued a unanimous opinion affirming the decision of the trial court on March 7, 2006. Phillip Morris has filed a notice of appeal and a petition for discretionary review with the State Supreme Court.

5. State Employees Association of North Carolina v. State of North Carolina; Stone v. State of North Carolina — Diversion of Employer’s Retirement System Contribution. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the State retirement system. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court’s dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the Court of Appeals for further consideration. The Court of Appeals remanded the case to the trial court without opinion and without considering any remaining issues. It is currently pending in the trial court, but nothing of any significance has happened since remand. In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. A class comprised of all members of the retirement system has been certified and the case is proceeding through class notification and toward trial. The parties are waiting for a ruling on cross-motions for summary judgment.

6. Goldston, et al. v. State of North Carolina, et al. — Diversion of Highway Trust Funds. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State’s General Fund. The Governor’s Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. Summary judgment was granted in favor of the State on all issues, and Plaintiffs appealed. In a unanimous decision filed September 20, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiffs filed a petition for discretionary review with the State Supreme Court, which agreed on March 2, 2006 to review a portion of the decision of the State Court of Appeals.

7. Diana Coley, et al. v. State of North Carolina, et al. (formerly Edward N. Rodman, et al. v. State of North Carolina, et al). — Retroactive Income Tax Rates. On April 25, 2003, Plaintiffs filed suit against the State and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina’s state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive mid-year tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. On June 30, 2004, the trial court granted summary judgment in favor of the State on all issues. Plaintiffs appealed, and on October 4, 2005, the State Court of Appeals affirmed the granting of summary judgment in favor of the State. Plaintiff’s further appealed to the State Supreme Court, which affirmed on June 30, 2006 the decisions of the lower courts.

8. DirecTV, Inc. and EchoStar Satellite Corp. v. State of North Carolina et al. — Refund of Sales Tax. On September 30, 2003, DirecTV and Echostar filed an action for a $32 million refund of State sales tax paid. The State General Assembly recently enacted a provision to impose the sales tax on satellite TV service providers. Plaintiffs claim this tax, which is not imposed on cable television providers, is unconstitutional in that it violates the Commerce Clause (because it is discriminatory and not fairly related to benefits provided by the State), the equal protection clause and North Carolina’s uniformity of taxation constitutional requirement. It is the State’s position that although cable providers are not subject to this tax, they are subject to city and county franchise taxes. The tax on satellite companies was enacted to equalize the tax burden on these various forms of entertainment. The case has been designated as exceptional under the State’s Rules of Civil Procedure. The parties’ cross-motions for summary judgment were argued in May 2005, and on June 3, 2005, the trial court granted summary judgment in favor of the State. Plaintiffs appealed to the State Court of Appeals, and oral arguments were heard on May 9, 2006.

9. Lessie J. Dunn, et al. v. State of North Carolina, et al. — Tax on Non-State Municipal Bonds. On February 9, 2004, Plaintiffs, on behalf of a class of all others similarly situated, filed suit alleging that the State’s imposition and collection of State income tax on interest received by certain taxpayers on municipal bonds issued by non-North Carolina State and local governments constitutes a violation of the Commerce Clause of the United States Constitution. A similar case recently filed in Ohio was ultimately unsuccessful. The trial court granted class certification on June 14, 2005. The State appealed to the State Court of Appeals as to the composition of the class, and oral arguments were heard in April 2006.

10. State of North Carolina v. Philip Morris, Inc., et al. — Master Settlement Agreement (“MSA”) Payments. On April 20, 2006, the State filed a Motion for Declaratory Order in the State Business Court against defendants Philip Morris, Inc., R.J. Reynolds Tobacco Company, and Lorillard Tobacco Company seeking a declaration that: (1) in 2003, the State continuously had a qualifying statute in full force and effect and “diligently enforced” its provisions throughout that year in accordance with the MSA; (2) the State is not subject to a Non-Participating Manufacturers’ Adjustment for 2003; and (3) defendants are obligated not to withhold or pay into a disputed payments account any payments due, or seek any offset of any payments made, on the basis that the State is subject to a Non-Participating Manufacturers’ Adjustment for 2003. If the State is unable ultimately to prevail in the diligent enforcement litigation, the State may be unable to recover a portion of 2006’s MSA payment.

The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. The remaining $300 million of the authorized highway bonds were issued by the State in September 2004.

On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State’s municipalities, and fund programs to reduce pollution in the State’s waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State’s rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities bonds ($5 million) and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. In March 2004, the State issued an additional $36 million of the authorized natural gas facilities bonds. The remaining $16 million of the authorized natural gas facilities bonds were issued by the State in January 2005.

On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the approximate amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and $564.9 million of the higher education bonds. In March 2004, the State issued approximately $707.9 million of additional consolidated public improvement bonds. This issuance consisted of a total of $90.8 million of the clean water bonds and $617.1 million of the higher education bonds. An additional $15.255 million of the clean water bonds was issued separately by the State in March 2004. In January 2005, the State issued $705.5 million of additional consolidated public improvements bonds, consisting of a total of $41 million of the clean water bonds and $664.5 million of the higher education bonds. In March 2006, the State issued an additional $70 million of the authorized clean water bonds, and in June 2006, the State issued an additional $300 million of the authorized higher education bonds. A total of approximately $99.3 million of the authorized clean water bonds remains unissued, and a total of approximately $403.5 million of the authorized higher education bonds remains unissued.

In addition, the State refinanced over $1.7 billion of its existing debt in the years 2002 through June 2005 to improve cash flow and to take advantage of lower interest rates by reducing its future debt service payments.

Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, business, and farms. 47 of the State’s 100 counties were declared disaster areas. The State Department of Agriculture reported that damage to crops, livestock, and farm structures in the State exceeded $152 million. Damage to timber in the State was estimated at $565 million, with more than 833,000 acres sustaining some level of damage. By the end of December 2003, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits had been approved. The federal government covers 75 percent of the costs; the State pays the other 25 percent.

The State suffered the effects of six tropical weather systems in 2004. In August, Hurricanes Alex, Bonnie, and Charley caused flooding and widespread power outages in eastern North Carolina. In September, Hurricanes Frances, Ivan, and Jeanne devastated central and western North Carolina with torrential rainfall that spawned flash flooding and numerous debris flows, including mudslides and rock falls. Only Hurricanes Frances and Ivan have met the criteria necessary to achieve a Federal Disaster Declaration, while Hurricanes Alex, Bonnie, Charley, and Jeanne met the criteria necessary for a State Disaster Declaration. These storms caused over $230 million in damages that are eligible for state and federal governmental assistance. The State’s share is approximately $90 million. In order to match federal funds available to the State for federal disaster recovery services, the Governor ordered State agencies to revert 0.75 percent of their 2004-05 budgets to provide $120 million for storm relief.

Currently, Standard & Poor’s and Fitch both rate the State’s general obligation bonds as AAA. On August 19, 2002, Moody’s downgraded the State’s general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody’s cited the State’s “continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet” as reasons for this downgrade. This represents the first time since 1960 that the State has had less than a AAA rating on its general obligation bonds. In September 2004, Moody’s revised the State’s outlook from stable to positive and noted the following:

“This rating reflects the State’s slowly stabilizing economy, its improving tax revenues, its conservative debt policy, and its effective financial management. While general fund balances remain negative, flexible cash reserves outside the general fund are ample, and pension funding is exceptionally strong. Moody’s expects that the state will continue to take actions to restore structural balance and rebuild reserves.”

APPENDIX K

ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Trust has not independently verified the information.

The State of Ohio (sometimes referred to herein as the “State”) operates on a fiscal biennium for its appropriations and expenditures which, for general capital appropriations purposes, runs from July 1 in an even-numbered year to June 30 in the next even-numbered year. Within a fiscal biennium, the State operates on the basis of a July 1 to June 30 Fiscal Year. The State Constitution effectively precludes the State from ending a Fiscal Year or a biennium in a “deficit” position.

Most State operations are financed through the General Revenue Fund (the “GRF”). Personal income and sales-use taxes are the major GRF sources. The State also has maintained a “rainy day” fund, the Budget Stabilization Fund (the “BSF”), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any, in each Fiscal Year.

The GRF ending fund and cash balances for the State’s 1984-85 through 2004-05 bienniums were as follows:

Biennium	Beginning July 1	Ending June 30	Ending Fund Balance (In Thousands)[1]	Ending Cash Balance (in) Thousands)
1984-85	1983	1985	$297,600	$ 849,900
1986-87	1985	1987	226,300	632,700
1988-89	1987	1989	475,100	784,268
1990-91	1989	1991	135,365	326,576
1992-93	1991	1993	111,013	393,634
1994-95	1993	1995	928,000	1,312,200
1996-97	1995	1997	834,900	1,400,000
1998-99	1997	1999	976,778	1,512,528
2000-01	1999	2001	219,414	819,069
2002-03	2001	2003	52,338	396,539
2004-05	2003	2005	682,632	1,209,200

[1]	Reflects the ending fund balance including amounts designated for transfer to other Funds, including the BSF.

In the 1994-95 biennium, expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) which were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535.200 million to the BSF, and $322.8 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

For the 1996-97 biennium, a higher than forecasted mid-biennium GRF fund balance allowed for the transfer of $100 million for elementary and secondary school computer network purposes, and $30 million to a new transportation infrastructure fund. Approximately $400.8 million of that GRF fund balance served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending balance, $250 million was directed to school buildings, $94.4 million to the school computer network, $44.2 million to school textbooks and instructional materials and a distance learning program, $34.4 million to the BSF, and $262.9 million transferred to the State Income Tax Reduction Fund (the “ITRF”).

In the 1998-99 biennium, GRF appropriations of approximately $36 billion provided significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701.4 million was transferred into the ITRF, $200 million into public school assistance programs, and $44.184 million into the BSF. Of the GRF biennium-ending fund balance $325.7 million was transferred to school building assistance; $293.185 million to the ITRF; $85.4 million to SchoolNet (a program to supply computers for classrooms); $4.6 million to interactive video distance learning; and $46.374 million to the BSF.

The State’s financial situation varied substantially in the 2000-01 biennium. The first Fiscal Year of the biennium ended with a GRF cash balance of $1.506 billion and fund balance of $855.845 million. A transfer of $49.2 million from the balance increased the BSF to $1.002 billion (or 5% of GRF revenue for the preceding Fiscal Year). An additional $610.4 million was transferred to the ITRF.

In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance programs. The State’s share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1 to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

In March 2001 new lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for Fiscal Year 2001 were reduced by $288 million. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure a positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions as the earlier reductions mentioned above) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188.2 million. The State ended Fiscal Year 2001 with a GRF fund balance of $219.414 million making that transfer unnecessary.

In the 2002-2003 biennium, ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than anticipated levels of receipts from certain major revenue sources.

Consideration came in four general time frames—the June 2001 biennial appropriation act, late fall/early winter 2001, late spring/summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

•	Transfer up to $150 million from the BSF to the GRF for increased Medicaid costs.

•	An additional $10 million from the BSF to an emergency purposes fund.

•	Transfer to the GRF in Fiscal Year 2002 of the entire $100 million balance in the Family Services Stabilization Fund.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls for the current Fiscal Year of $709 million and of $763 million for Fiscal Year 2003. Executive and legislative actions were taken based on those new estimates, including:

•	Spending reductions and limits on hiring and major purchases. Governor-ordered spending reductions were at the annual rate of 6% for most State agencies, with lesser reductions for correctional and other institutional agencies, and with exemptions for primary and secondary education and the adjutant general.

•	December 2001 legislation, the more significant aspects of which included:

•	Authorizing transfer of up to $248 million from the BSF to the GRF during the current biennium. This was in addition to the $160 million in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $607 million).

•	Reallocating to the GRF a $260 million portion of tobacco settlement receipts in Fiscal Years 2002 and 2003, intended to be replenished from settlement receipts in Fiscal Years 2013 and 2014.

•	Authorizing Ohio’s participation in a multi-state lottery game, estimated to generate $41 million in Fiscal Year 2003.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income taxes and from corporate franchise taxes. These additional GRF estimated shortfalls were approximately $763 million in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken in Fiscal Year 2002 to ensure positive GRF fund balance for Fiscal Year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for among other things:

•	Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607 million) as needed in Fiscal Years 2002 and 2003, and of $50.8 million of unclaimed funds.

•	$50 million reduction of the Fiscal Year 2002 ending GRF balance (to $100 million, from its previously budgeted level of $150 million).

•	Increased cigarette tax by 31(cent) per pack (to a total 55(cent) a pack), estimated by OBM to produce approximately $283 million in Fiscal Year 2003.

•	Transfers to the GRF of $345 million from tobacco settlement money received in Fiscal Years 2002 and 2003 previously earmarked for construction of elementary and secondary school facilities with moneys for that purpose replaced by $345 million in additionally authorized general obligation bonds.

•	Extension of the State income tax to Ohio-based trusts and exemption of certain Ohio business taxes from recent federal tax law “economic stimulus changes” by “decoupling” certain State statutes from federal tax law changes affecting business equipment depreciation schedules. The combination is estimated by OBM to produce approximately $283 million in Fiscal Year 2003.

Fiscal Year 2002 ended with positive GRF balances of $108.306 million (fund) and $619.217 million (cash). This was accomplished by the remedial steps described above, including the significant transfers from the BSF ($534.3 million) and from tobacco settlement moneys ($289.6 million). The Fiscal Year ending BSF balance was $427.904 million, with that entire balance appropriated to GRF use if needed in Fiscal Year 2003.

On July 1, 2002, the Governor issued an executive order directing a total of approximately $375 million in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%. Excluded from the cutbacks as currently contemplated are elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending, OBM in late January 2003 announced an additional GRF revenue shortfall of $720 million for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121.6 million of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations).

The Governor also proposed for the General Assembly’s enactment by March 1, 2003 the following additional revenue enhancements, transfers and expenditure reductions for Fiscal Year 2003 to achieve a positive GRF Fund balance at June 30, 2003 as then estimated by OBM:

•	A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30 million in savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.

•	Transfers to the GRF from unclaimed funds ($35 million) and various rotary funds ($21.4 million).

•	A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286 million.

•	An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140 million.

•	A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18.7 million.

The General Assembly gave its final approval on February 25, 2003 to legislation authorizing the first three elements of the Governor’s proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine. To offset the General Assembly’s enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25, 2003 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of Fiscal Year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration’s continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised Fiscal Year 2003 revenues downward by an additional $200 million from OBM’s January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional Fiscal Year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193 million of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52.338 million and $396.539 million, respectively, and a balance in the BSF of $180.705 million.

Additional appropriations actions during the 2002-03 biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in Fiscal Years 2002 and 2003 to essentially the equivalent monthly payment amounts in Fiscal Years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior Fiscal Year amounts or the amount that would have been distributed under the standard formula.

The GRF appropriations act for the Fiscal Year 2004-05 biennium was passed by The General Assembly and signed (with selective vetoes) by the Governor in June 2003. The Act provided for total GRF biennial expenditures of approximately $48.8 billion. That Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

Among other expenditure controls: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in Fiscal Year 2004 and limited one-time increases in Fiscal Year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in Fiscal Year 2003 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the 2004-05 biennium also reflected revenue enhancement actions contained in the Act including:

•	A one-cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.

•	Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69 million annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21 million annually, is subject to a legal challenge.)

•	Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29 million annually.

•	Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64 million annually.

•	Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for Tax Purposes Act (UDITPA) for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35 million annually.

The Act also authorized and OBM on June 30, 2004 transferred $234.7 million of proceeds received from the national tobacco settlement into the GRF. In addition, the Act reflected the draw down during the biennium of an additional $582 million of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003. OBM drew down $211.6 million and $316.8 million of those federal monies in Fiscal Years 2004 and 2005, respectively.

Based on regular monthly monitoring of revenues and expenditures, OBM in March 2004 announced revised GRF revenue projections for Fiscal Years 2004 and 2005 based primarily on reduced revenue collections from personal income taxes. In response to OBM reducing its GRF revenue projection by $247.1 million (1.02%) for Fiscal Year 2004 and by $372.7 million (1.48%) for Fiscal Year 2005, the Governor ordered Fiscal Year 2004 expenditure reductions of approximately $100 million. On July 1, 2004 the Governor ordered Fiscal Year 2005 expenditure cuts of approximately $118 million in addition to a reduction of $50 million in State spending on Medicaid reflecting an increased Federal share of certain Medicaid services. Expressly excluded from those reductions are debt service and lease rental payments relating to State obligations, State basic aid to elementary and secondary education, instructional subsidies and scholarships for public higher education, in-home care for seniors and certain job creation programs. The balance of those revenue reductions were offset by GRF expenditure lapses and, for Fiscal Year 2005, elimination of an anticipated $100 million year-end transfer to the BSF while maintaining a one-half percent year-end GRF fund balance. The State ended Fiscal Year 2004 with a GRF fund balance of $157.509 million.

Improving economic conditions had a positive effect on revenue in Fiscal Year 2005. With GRF revenue receipts modestly outperforming estimates for much of the Fiscal Year, OBM in June 2005 increased its GRF revenue estimates by $470.7 million. Final Fiscal Year 2005 GRF revenue came in $67.4 million above that revised estimate. With Fiscal Year 2005 spending close to original estimates, the State made the following Fiscal Year-end allocations and transfers: $60 million to address a prior-year liability in the Temporary Assistance to Needy Families program; $40 million to a new disaster services contingency fund; $50 million to the State’s share of the school facilities construction program; and $394.2 million to the BSF. After these and certain smaller transfers, the State ended Fiscal Year 2005 and the biennium with a GRF fund balance of $127.8 million and a BSF balance of $574.2 million.

Consistent with State law, the Governor’s Executive Budget for the 2006-07 biennium was released in February 2005 and introduced in the General Assembly. After extended hearings and review, the GRF appropriations Act for the 2006-07 biennium was passed by the General Assembly and signed (with selective vetoes) by the Governor on June 30, 2005. That Act provides for total GRF biennial revenue of approximately $51.5 billion (a 3.8% increase over the 2004-05 biennial revenue) and total GRF biennial appropriations of approximately $51.3 billion (a 5.0% increase over the 2004-05 biennial expenditures). Spending increases for major program categories over the 2004-05 actual expenditures are: 5.8% for Medicaid (the Act also included a number of Medicaid reform and cost containment initiatives); 3.4% for higher education; 4.2% for elementary and secondary education; 5.5% for corrections and youth services; and 4.8% for mental health and mental retardation. The Executive Budget, the GRF appropriations Act and the separate appropriations acts for the biennium included all necessary debt service and lease rental payments related to State obligations.

The GRF expenditure authorizations for the 2006-07 biennium reflect and are supported by a significant restructuring of major State taxes, including:

•	A 21% reduction in State personal income tax rates phased in at 4.2% per year over the 2005 through 2009 tax years.

•	Elimination of the State corporate franchise tax at a rate of approximately 20% per year over the 2006 through 2010 tax years (except for its continuing application to financial institutions and certain affiliates of insurance companies and financial institutions).

•	Implementation of a new commercial activities tax (CAT) on gross receipts from doing business in Ohio that will be phased in over the 2005 through 2009 fiscal years. When fully phased in, the CAT will be levied at a rate of 0.26% on gross receipts in excess of $1,000,000. (The inclusion of wholesale and retail food sales for off-premise consumption, projected to produce approximately $140 million annually once the CAT is fully-phased in, is subject to a legal challenge).

•	A 5.5% State sales and use tax (decreased from the 6.0% rate for the 2004-05 biennium).

•	An increase in the cigarette tax from $0.55 per pack (of 20 cigarettes) to $1.25 per pack.

The State ended Fiscal Year 2006 with a GRF cash balance of $1.528 billion and a GRF fund balance of $1.025 billion. Of that ending GRF fund balance, the State carried forward $631.933 million to cover the variance of Fiscal Year 2007 GRF appropriations over estimated revenue, to offset the one-time cost of accelerating the phase-in of reductions in State personal income tax withholding rates, and to maintain 0.5% of Fiscal Year 2007 GRF revenue as an ending fund balance. The remaining $394.034 million was deposited into the BSF increasing its balance to $1.010 billion (which includes $40.045 million in receipts collected from a broad tax amnesty initiative and deposited in June 2006).

Litigation is pending in the Cuyahoga County Court of Appeals relating to the transfer to the GRF and use in Fiscal Year 2002 for general State purposes of $60 million in earned federal reimbursement on Title XX (Social Services Block Grant) expenditures. Plaintiff Cuyahoga County filed the action contesting this transfer and use of those moneys for general State purposes, and the trial court ordered the State to return the moneys to its Department of Job and Family Services. The State appealed the trial court’s decision and order. In June 2005, the Court of Appeals upheld the trial court’s decision. The State is currently considering an appeal to the Ohio Supreme Court.

Because GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months, particularly the middle months, of a Fiscal Year. Statutory provisions provide for effective management by permitting the adjustment of payment schedules (as was done during some prior Fiscal Years) and the use of a “Total Operating Fund” (“TOF”). The State has not and does not do external revenue anticipation borrowing.

The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.

The State has planned for and encountered some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 11 months of Fiscal Years 2003 and 2004 to four months in Fiscal Years 1995, 1997 and 2000. In recent fiscal years, the highest GRF end-of-month cash flow deficiencies were $1.623 billion in Fiscal Year 2003, $1.413 billion in Fiscal Year 2004, $1.660 billion in Fiscal Year 2005, and $1.677 billion in Fiscal Year 2006. GRF cash flow deficiencies have been and are expected by OBM to remain within the TOF limitations discussed above.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.) The Constitution provides that “Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state.”

By 18 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State general obligation (GO) debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation research and development, and site development.

State special obligation debt, the owners or holders of which are not given the right to have excises or taxes levied by the General Assembly to pay principal and interest, is authorized for specified purposes by Section 2i of Article VIII of the Constitution. Debt service payments are subject to biennial appropriations by the General Assembly pursuant to leases or agreements entered into by the State.

As of June 2006, the maximum annual debt service on all obligations payable from the GRF is $1.174 billion in Fiscal Year 2007.

Although supported by the general obligation pledge, highway debt is also backed by a pledge of and has always been paid from the State’s motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes. As of June, 2006, the maximum annual debt service on such obligations payable from such receipts is $222.9 million in Fiscal Year 2007.

In addition to its issuance of highway bonds, the State has financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State, subject to biennial appropriations by the General Assembly (so called “Federal Grant Anticipation Revenue Vehicle (GARVEE) Bonds”). Annual State payments under those agreements reach a maximum of $74.6 million in Fiscal Year 2007. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500 million to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (excluding bonds issued to meet guarantees, if any) may not exceed $45 million. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800 million. Pursuant to a 2000 constitutional amendment, the State has issued a first series of $100 million of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all State bonds payable from State liquor profits is $39.57 million in Fiscal Year 2008.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years. Certificates of Participation (COPs) have been issued that represent fractionalized interests in or are payable from the State’s anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continue to vary. As of June, 2006, the maximum annual payment under those agreements, primarily made from GRF appropriations, is $11.718 million in Fiscal Year 2017. Payments by the State are subject to biennial appropriations by the General Assembly with the lease terms subject to renewal if appropriations are made. Generally, the OBM Director’s approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute “debt” under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

As part of its debt management, the State has entered into interest rate swap agreements in connection with seven variable rate bond issues, six in a weekly interest rate period and one in a term interest rat period—swapping to a synthetic fixed rate in connection with each of the six issues in a weekly rate period, and swapping to a synthetic variable rate in connection with the issue in a term rate period. The State has entered into two swaps in connection with one series of its general obligation bonds for common schools - swapping to a synthetic variable rate through the expiration of the initial term rate period and entering into a forward starting synthetic fixed rate swap from that expiration date through the final maturity of those bonds. The State has also entered into one synthetic variable rate swap in connection with $25.355 million outstanding principal amount of general obligation infrastructure fixed rate bonds issued in 2003 with a final maturity of February 1, 2010.

The State currently has $742.265 million in outstanding general obligation variable rate debt. Liquidity is provided by the State and it is not anticipated that a liquidity facility will be provided by any other party.

A 1999 constitutional amendment provides an annual debt service “cap” applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, and except for the additional $650 million of general obligation debt approved by the voters in November 2005 for research and development and the development of sites for industry, commerce, distribution and research development, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

The General Assembly has appropriated sufficient moneys to meet all payments related to the debt service requirements on all of the State’s obligations described above for the current biennium (ending June 30, 2007).

The State’s Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State’s highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. State lottery profits are allocated to elementary, secondary, vocational and special education program purposes, including application to debt service on obligations issued to finance capital facilities for a system of common schools.

The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through Fiscal Year 2012 and a partial allocation has been made thereafter through Fiscal Year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for Fiscal Years 2002 through 2004, none of the moneys is to be applied to existing operating programs of the State. (As discussed above, a portion of those receipts have been used to offset a portion of GRF revenue shortfalls in Fiscal Years 2002 through 2004.) Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco-growing areas in the State.

Under the current financial structure, Ohio’s 613 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy programs (the primary portion of which is known as the “Foundation Program”) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State’s present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970’s, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates (and effective July 1, 2005, municipal income taxes that may be shared with school districts). Many districts have submitted the question, and income taxes are currently approved in 145 districts.

Litigation was commenced in Ohio courts in 1991 questioning the constitutionality of Ohio’s system of school funding and compliance with the constitutional requirement that the State provide a “thorough and efficient system of common schools.” On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs’ filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. On October 20, 2003 the United States Supreme Court declined to accept the plaintiffs’ subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized the plaintiffs and the Court as “unfunded mandates.”

State appropriations for primary and secondary education made for the 2006-07 biennium are $16.3 billion (3.8% over the previous biennium), representing an increase of 2.0% in Fiscal Year 2006 over 2005 and 1.4% in Fiscal Year 2007 over 2006. State appropriations for the purpose for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in Fiscal Year 2004 over 2003 and 2.2% in Fiscal Year 2005 over 2004 when compared to original State appropriations.

Appropriations for school funding in recent bienniums were: $15.2 billion in the 2002-03 biennium (17% increase), $13.3 billion in the 2000-01 biennium (15% increase), $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase). Those total State appropriations exclude non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund (LPEF). Those lottery profits totaled $686.020 million in Fiscal Year 2000, $655.036 million in Fiscal Year 2001, $635.150 million in Fiscal Year 2002, $671.352 million in Fiscal Year 2003, $648.106 million in Fiscal Year 2004, $645.137 million in Fiscal Year 2005, and $646.276 million in Fiscal Year 2006. Ohio participation in the multi-state lottery commenced on May 1, 2002. A constitutional provision requires that net lottery profits be paid into the LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the school funding litigation described above, the General Assembly created the school district solvency assistance program. Beginning in Fiscal Year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district’s foundation payments over the following two-year period. Six school districts received a total of approximately $12.1 million in solvency assistance advancements during Fiscal Year 1999, with another six districts receiving a total of approximately $8.657 million in Fiscal Year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In Fiscal Year 2001 four districts received approximately $3.8 million under a restructured solvency assistance program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In Fiscal Year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In Fiscal Year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose, recent appropriations, decreasing in each biennium, were $100.800 million in 1998-99, $23.7 million in 2000-01, and $1.0 million in 2002-03. All cases were settled prior to the end of Fiscal Year 2003 and there is no further State liability.

Constitutional amendments relating to taxation, revenues, expenditures, debt or other subjects may be proposed by action of three-fifths of the members elected to each house of the General Assembly or by initiative petition signed by electors numbering at least 10% of the total number of votes last cast for the office of governor. Adoption of a proposed amendment requires approval by a majority of electors voting on it at a statewide election.

Initiative petitions have been submitted to the Ohio Secretary of State to place the so-called “tax and expenditure limitation” (TEL) amendment to the Ohio Constitution on the November 2006 general election ballot. As proposed, that amendment would: (i) require prior voter approval for (a) State or local subdivision increases in expenditures beyond certain specified limits (generally the greater of 3.5% or the sum of the rates of inflation and population growth, with additional adjustments also to be made for local subdivision land annexations), and (b) increases in or the creation of new local subdivision taxes; (ii) require that at the end of each fiscal year the sum of all unencumbered moneys in the State general fund and ten percent of the unencumbered moneys in all State non-general revenue funds be appropriated (a) one-half for refunds to income taxpayers and (b) one-half to a State budget reserve fund created by the amendment, with provision for further tax refunds of any moneys in that fund that exceed 15% of State expenditures in the preceding fiscal year; (iii) require an amount not less than five percent of the State expenditures for the prior fiscal year be appropriated to a State local government fund created in the amendment for distribution to local governments; and (iv) prohibit the State from requiring political subdivision compliance with unfunded mandates. The proposed amendment provides for limited “emergency” exceptions to the prior voter approval requirements and for enforcement of its provisions through taxpayer lawsuits. In a response to this initiative, the General Assembly on May 23, 2006 enacted, and the Governor has approved, legislation imposing similar restrictions on State GRF expenditures but containing no restrictions on local government expenditures. The General Assembly also enacted, and the Governor has approved, legislation taking effect on August 22, 2006, permitting the designated committee representing petitioners in any initiative effort to withdraw those petitions. The committee representing TEL petitioners by letter to the Secretary of State dated May 22, 2006 has conveyed its request that the TEL amendment not be placed on the ballot. While all of the financial implications for the State and local subdivisions are not presently determinable, in the judgment of OBM neither the TEL amendment, if approved by voters, or the State GRF expenditure limitation would have a material adverse effect on payment of debt charges on the State’s bonds.

The State’s Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State’s Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% (or ten mills) of true value in money. Statutes also limit the amount of the aggregate ad valorem tax levy, without a vote or charter provision, to 1% (or ten mills) of assessed valuation.

Although manufacturing (including auto-related manufacturing) remains an important part of the State’s economy, the greatest growth in Ohio employment in recent years has been in the non-manufacturing sectors. In 2003, Ohio’s economic output as measured by its gross state product (GSP) totaled $399 billion, 3.7% of the national GSP and seventh largest among the states. The State ranks third within the manufacturing sector as a whole ($80 billion) and fourth in durable goods ($53 billion). As a percent of Ohio’s 2003 GSP, manufacturing was responsible for 20%, with 27.1% attributable to the goods-producing sectors and 31.7% to business services sectors, including finance, insurance and real estate. Ohio is the sixth largest exporting state, with 2003 merchandise exports totaling $29.7 billion. The State’s leading export products are machinery (including electrical machinery) and motor vehicles, which together accounted for approximately 57% of that total. In addition, with 14.6 million acres (of a total land area of 26.4 acres) in farmland and an estimated 77,200 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio’s economy. Ohio’s 2004 crop production value of $3.5 billion represented 2.8% of total U.S. crop production value. Ohio ranks in the top five states in the production of chicken and layer inventory, eggs, swiss and cottage cheese, milk sherbet fresh sweet corn, and tomatoes. In 2004, Ohio’s agricultural sector output totaled $6.8 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.6 billion.

The availability of natural resources, such as water and energy, is of vital nationwide concern. Ohio has large quantities of these important natural resources. With Lake Eerie and the Ohio River on its borders, and many lakes and streams throughout the State, water is readily available for all uses. Additionally, Ohio has sizable coal resources, ranking seventh among the states in coal reserves and ninth in coal production.

Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, then increased steadily through 2000 before decreasing again in 2001 through 2003, and has increased in 2004 and 2005. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. The “nonmanufacturing” sector now employs approximately 85% of all nonagricultural payroll workers in Ohio. The average unemployment rate in Ohio has lately been the same or slightly higher than the national rate. For example, Ohio was 5.3%, the same as the national rate of 4.6% (seasonally adjusted) for May 2006.

Ohio’s 2000 decennial census population of 11,353,140 indicated a 4.7% population growth between 1990 and 2000 and ranked Ohio seventh among the states in population. The following table shows selected Census figures:

Ohio Population—Total and By Age Group
Year	Total	Rank Among States	Decennial Growth Rate	1-19 Years	20-64 Years	65 and Over
1970	10,657,500	6	9.7%	4,124,400	5,539,600	993,500
1980	10,797,600	6	1.4	3,502,900	6,125,200	1,169,500
1990	10,847,100	7	0.5	3,141,000	6,299,100	1,407,000
2000	11,353,140	7	4.7	3,216,000	6,629,400	1,507,800

The State’s July 2005 population estimate was 11,464,042.

As of the date of this Statement of Additional Information, the State’s general obligation bonds are rated Aa1, AA+ and AA+ by Moody’s, Standard & Poor’s and Fitch, respectively, although Moody’s, S&P and Fitch currently rate the State of Ohio’s general obligation bonds Aa1, AA+ and AA+, respectively.

APPENDIX L

ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The Trust has not independently verified this information.

\Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the “Commonwealth”) and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the “City”) have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. Legislation enacted with the adoption of the fiscal year 2003 budget established a Budget Stabilization Reserve Fund. Beginning in fiscal year 2003, 25 percent of any fiscal year-end surplus is to be deposited into the Budget Stabilization Reserve Fund. When the Budget Stabilization Reserve Fund balance reaches or exceeds a level equal to 6 percent of General Fund revenues, the proportion of the General Fund’s fiscal year-end balance to be transferred to the Budget Stabilization Reserve Fund is lowered from 25 percent to 10 percent. The General Assembly may appropriate additional amounts to this fund at any time. At present, the Commonwealth maintains a balance of approximately $331.6 million in the Budget Stabilization Reserve Fund. Moneys held in this Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly.

Recent Developments

The Commonwealth’s fiscal year 2007 budget was recently enacted by the General Assembly and signed into law by the Governor. The budget is $26.1 billion, an increase of $1.4 billion, or 5.8 percent, over the fiscal year 2006. In the fiscal year 2006 budget, $760 million, or more than half, of the proposed $1.4 billion increase in General Fund expenditures is for education. The fiscal year 2006 budget increases the balance of the Rainy Day Fund by 50 percent – an increase of $172 million to $512 million. The fiscal year 2006 budget has no new taxes or tax increases and includes a $25 million tax cut for Pennsylvanians by making contributions to qualified Tuition Account Programs tax free. The revenue estimate for the fiscal year 2007 budget is $26,799.5 billion, an increase of 3.7 percent over actual fiscal year 2006 revenues.

Recent Financial Results

During the five-year period from fiscal year 2001 through fiscal year 2005, total revenues and other sources increased by an average of 6.5 percent annually. Tax revenues during this same period increased by an annual average of 4.3 percent. During the past several fiscal years fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2001 through 2005 rose at an average annual rate of 6.9 percent. Comparison of expenditures by individual category in fiscal years 2002 through 2005 to prior fiscal years is not reliable due to a change to the definitions for these expenditure categories in fiscal year 2002.

The fund balance at June 30, 2005 totaled $2,869.1 million, an increase of $137.4 million from the balance at June 30, 2004. The fiscal year 2005 year-end unreserved-undesignated portion of the fund balance was $927.2 million, $706.1 million below the amount recorded for fiscal year 2004 at years end.

Fiscal Year 2004

A rebounding national economy that exceeded preliminary estimates for growth resulted in actual fiscal year 2004 General Fund revenues exceeding the budget estimate by 2.9 percent, or $636.7 million. Total fiscal year 2004 revenues net of reserves for tax refunds and including intergovernmental transfers and additional resources totaled $23,159.7 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources was $23,089.2 million. As result of Commonwealth financial operations during the fiscal year the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was scheduled to increase $57.5 million to $266.8 million from the fiscal year 2003 ending balance. Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($66.7 million), a supplemental transfer of $123.3 million was also made to the Budget Stabilization Reserve Fund. As result, the fiscal year 2004 final unappropriated surplus balance was $76.7 million as of June 30, 2004.

Revenues available to the Commonwealth, including intergovernmental transfers and additional resources, increased 6.2 percent from fiscal year 2003 levels. Fiscal year 2004 revenues totaled $23,159.7 million, an increase of $1,351.2 million over fiscal year 2003 revenues. Commonwealth taxes and revenues, prior to reserves for refunds, increased by $1,513.6 million to $22,828.1 million in fiscal year 2004, a 7.1 percent increase. This increase in tax revenues was primarily due to increases for certain Commonwealth taxes enacted with the fiscal year 2004 budget. Tax revenues to the Commonwealth for fiscal year 2004 exceeded the budget estimate, as re-certified in December 2003, by $636.7 million or 2.9 percent. Nearly all Commonwealth major tax and revenue categories experienced revenue collections above the budget estimate. Non-tax revenue collections were $158.9 million (25.5 percent) greater than projected, principally due to increased earnings on investments and the enhancement of the Commonwealth’s escheat program. The rate of growth in earnings on investments was, in large part, the result of actions by the Commonwealth Treasurer to terminate a formerly separate pool of available General Fund cash balances that have been invested in equity securities.

As part of the fiscal year 2004 budget certain tax, fee and other revenue enhancement items totaling $794 million were enacted. Major components of the $794 million increase were: (i) an increase in the personal income tax rate from 2.8 percent to 3.07 percent; (ii) an extension of the gross receipts tax to cellular and interstate telecommunications; (iii) revisions to the law regarding the escheating of property to the Commonwealth; (iv) a continued partial deferral of the scheduled reduction in the capital stock and franchise tax; (v) an increase of 10 cents per pack to the cigarette tax; and (vi) various other minor revisions, including some tax cuts.

Reserves for tax refunds in fiscal year 2004 were $1,014.7 million, an increase of 9.2 percent over fiscal year 2003 reserves. Tax rate and tax base changes contributed to the growth rate in refunds in fiscal year 2004. Actual tax refunds stabilized after several recent years of increases. At the end of fiscal year 2004, approximately $91.7 million of reserves were available for making tax refunds in the following fiscal year.

Expenditures for the fiscal year, including supplemental appropriations, intergovernmental transfers and additional resources, and net of appropriation lapses, totaled $23,089.2 million, representing an increase of $1,417.3 million or 6.5 percent from the fiscal year 2003 level. A total of $182.9 million in appropriations were lapsed in fiscal year 2004. The fiscal year 2004 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2003. Intergovernmental transfers replaced $738.7 million of General Fund medical assistance costs in fiscal year 2004, compared to $844.6 million in fiscal year 2003. Expenditures normally funded from Commonwealth revenues that were instead funded from additional resources in fiscal year 2004 totaled $607.6 million.

For GAAP purposes, the General Fund reported a fund balance of $3,006.5 million at June 30, 2004, an increase of $648.8 million from the reported $2,357.7 million fund balance at June 30, 2003. On a net basis, total assets increased by $1,939 million to $10,464 million. Liabilities increased by $1,290 million to $7,457 million largely because of a $764 million increase in accounts payable. General Fund tax revenues increased by 8.4 percent due to economic growth and specific statutory increases in certain tax bases and rates enacted in December 2003. Intergovernmental revenues increased by 14.3 percent, due primarily to increases in federally-funded programs, particularly medical and other assistance, where expenditures increased over the prior year. Total General Fund revenues increased by 10.3 percent during the fiscal year.

The overall increase in the fund balance, $648.8 million, during the fiscal year was an improvement of $1,314 million over the prior fiscal year decrease in fund balance of $665 million. On an overall basis, during periods of declining or slow economic growth, it is common for the fund balance of the General Fund to decline and, conversely, to increase during periods of economic growth. During periods of economic growth, General Fund revenues increase while certain significant expenditures, such as medical assistance, also increase, but at a slower rate. Total General Fund expenditures increased by 6.0 percent during the fiscal year ended June 30, 2004, on a GAAP-reported basis, largely because of the increase in expenditures for medical and other assistance (reported as part of health and human services). Expenditures for direction and supportive services increased due to significantly higher employer costs for both active and retired employee healthcare benefits. Year-over-year expenditures for the health and human services function increased by 6.5 percent; all other expenditures, on a combined basis, increased by 5.5 percent, largely as a result of higher amounts appropriated throughout most of the General Fund.

As part of his fiscal year 2004 budget proposal, the Governor proposed two major program expansions that were enacted by the General Assembly. In education, the Governor proposed to shift a substantial portion of local public school costs from local property taxes levied by school districts to an increased subsidy payment to school districts by the Commonwealth. The program as enacted would increase, over time, the Commonwealth’s subsidy of local public school costs to 50 percent of total costs in aggregate. Funds for education at the local level totaling nearly $1.0 billion are expected to be funded from taxes realized from the legalization of slot machines at racetracks in the state. The increased level of education funding from the Commonwealth would be used to reduce local property taxes by an equal amount. The Governor also proposed an economic stimulus plan for the Commonwealth to provide additional funding to be combined with private investments to fund economic development projects within the state. Investments are to be directed to blighted rural, urban and suburban sites to be re-developed to spur the location of new job-creating businesses. The funding for the economic stimulus program was proposed to come from $2,025 million of debt issued over more than three fiscal years.

Major portions of the Governor’s economic stimulus proposal were enacted with the passage of Act 10, 12, 22 and 23 of 2004. Act 22 created the Commonwealth Financing Authority (the “Authority”), an independent authority with the power to issue debt of the Authority for the purposes of funding certain activities of the economic stimulus program. It is anticipated that General Fund appropriations will be required to support the Authority’s annual debt service cost on its debt. Provisions of Act 22 of 2004 place limitations on the incurring of debt to fund portions of the economic stimulus program. Such limitations include provisions that no more than $250 million in debt may be issued within a fiscal year to support certain activities within the economic stimulus program. Further, Act 22 of 2004 requires the Secretary of the Budget to certify that sufficient excess General Fund revenues exist or will likely exist to support the annual issuance of up to $250 million in economic stimulus debt. The General Assembly also approved Act 67 of 2004, which enacted the remaining component of the Governor’s economic stimulus proposal, an increase of $640 million in certain capital budget debt authorization for local economic redevelopment projects.

In February 2004, the General Assembly approved Act 10 of 2004, which authorized a ballot referendum pertaining to the Governor’s proposed water and sewer infrastructure program. On April 27, 2004, the voters of the Commonwealth approved the referendum proposal authorizing the Commonwealth to incur an additional $250 million in general obligation debt for the funding of certain local water and sewer capital infrastructure projects directly related to economic development projects funded via the Governor’s economic stimulus program. The General Assembly has approved legislation to authorize the issuance of debt approved by the referendum.

Fiscal Year 2005

Total fiscal year 2005 revenues, net of reserves for tax refunds and including intergovernmental transfers and additional resources, totaled $24,053.9 million. Total expenditures net of appropriation lapses and including intergovernmental transfers and expenditures from additional resources were $23,994.6 million. As result of Commonwealth financial operations during the fiscal year, the preliminary unappropriated surplus balance, prior to the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund, was $429.2 million, an increase of $162.5 million from the fiscal year 2004 preliminary ending balance. Following the statutorily required 25 percent transfer to the Budget Stabilization Reserve Fund ($64.4 million) the fiscal year 2005 final unappropriated surplus balance was $364.8 million as of June 30, 2005.

The fiscal year 2005 budget was based initially on an estimated 4.5 percent increase for Commonwealth General Fund revenues prior to accounting for any changes in tax and revenue provisions enacted in the second half of fiscal year 2004. After adjustments for various tax rate and tax base changes enacted for the fiscal year 2004 budget, total Commonwealth General Fund revenues were projected to increase 3.8 percent over fiscal year 2004 actual receipts and total $23,866.5 million prior to reserves for tax refunds. Total fiscal year 2005 Commonwealth revenues net of reserves for tax refunds, exceeded $24,308.5 million, a 6.5 percent increase over fiscal year 2004 receipts. The tax revenue component of Commonwealth receipts, including the effects of the tax rate and tax base changes enacted in fiscal year 2004, rose $1,666.4 million or 7.6 percent over fiscal year 2004 actual receipts. An estimated two-thirds of the increase in tax revenues is associated with the various tax rate and tax base changes.

Fiscal year 2005 state-level expenditures, including supplemental appropriations and net of appropriation lapses, totaled $22,956.8 million, an increase of 5.6 percent from fiscal year 2004 appropriations. A total of $148.1 million in appropriations were lapsed in fiscal year 2005 and the fiscal year 2005 budget continued to utilize an enhanced level of intergovernmental transfers for a portion of medical assistance costs, albeit at a reduced rate from fiscal year 2004. Intergovernmental transfers replaced $697.9 million of General Fund medical assistance costs in fiscal year 2005, compared to $738.7 million in fiscal year 2004. In addition, approximately $399 million in additional funds, primarily $377.6 million of remaining federal fiscal relief, was appropriated in fiscal year 2005 to fund expenditures normally funded from Commonwealth revenues. The ending unappropriated balance was $364.8 million for fiscal year 2005.

For GAAP purposes, the General Fund reported a fund balance of $2,869.1 million at June 30, 2005, a decrease of $137.4 million from the reported $3006.5 million fund balance at June 30, 2004. On a net basis, total assets decreased by $601 million to $9,863 million. Liabilities decreased by $463 million to $6,994 million.

Fiscal Year 2006

The fiscal year 2006 budget was based on an estimated 2.8 percent increase in Commonwealth General Fund revenues from those received in fiscal year 2005. The enacted budget appropriated $24,277.6 million of Commonwealth funds against estimated revenues net of tax refunds, of $23,914.9 million. The $362 million difference between estimated revenues and recommended appropriations was to be funded by a draw down of the $364 million fiscal year 2006 beginning balance. Additionally, the enacted fiscal year 2006 budget allocated additional state funds to replace significant amounts of formerly available federal funds.

The fiscal year 2006 revenue estimate for the Commonwealth, as estimated in June 2005, was based upon an economic forecast of 3.3 percent growth in national real gross domestic product from the start of the third quarter of 2005 to the end of the second quarter of 2006. Trends in the Commonwealth’s economy were expected to maintain their close association with national economic trends. Personal income growth in Pennsylvania was projected to remain slightly below that of the U.S., while the Pennsylvania unemployment rate was anticipated to be close to the national rate. The tax revenue component of Commonwealth General Fund receipts was expected to increase by $731.8 million or approximately 3.1 percent prior to reserves for refunds.

The enacted fiscal year 2006 budget provided $24,304 million of appropriations from Commonwealth revenues, an increase of 5.4 percent from fiscal year 2005 expenditures and represents a planned draw down of $362 million of the unappropriated surplus balance available at the end of fiscal year 2005. A portion of the increased level of state funded appropriations is attributable to the replacement of federal funds received, on a one-time basis, which were utilized during the fiscal year 2004 and 2005 budgets. The enacted budget also included $856.8 million in funding for various medical assistance expenditures through intergovernmental transfer proceeds, certain nursing home assessments and a tax on managed care organizations. This amount is an increase of nearly 23 percent from the $697.9 million in such proceeds utilized during fiscal year 2005. Under the intergovernmental transfer transactions, certain county governments contribute funds to the Commonwealth to help pay Medicaid expenses. The Commonwealth receives the contributions as augmentations to appropriations of Commonwealth revenues for the medical assistance program. These augmentations have the effect of supplementing the amount of Commonwealth revenues available for the medical assistance program and are available to match federal Medicaid funds. Federal authority for Pennsylvania to use the county contributions to pool transactions to match additional federal funds is currently scheduled to expire in 2010. The Pennsylvania Secretary of Revenue reported that fiscal year 2006 General Fund collections totaled $25.9 billion, which was $864.4 million, or 3.5 percent, above estimate.

In July 2005, the General Assembly approved and the Governor signed into law Act 45 of 2005, which authorized the issuance of up to $625 million in debt of the Commonwealth to support programs commonly referred to as “Growing Greener II.” The enactment of Act 45 implements the Governor’s major environmental initiative in the fiscal year 2006 budget. The Growing Greener II program will provide bond funding for the maintenance and protection of the environment, open space and farmland preservation, watershed protection, abandoned mine reclamation, acid mine drainage remediation and other environmental initiatives. Additionally, Act 45 of 2005 authorizes the Governor to direct up to $60 million in existing Growing Greener fees, that are otherwise directed into the Commonwealth’s Environmental Stewardship Fund, to support General Fund debt service for the authorized Growing Greener II bond issuances. The achievement of the budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economy.

Fiscal Year 2007 Budget

As discussed above, the fiscal year 2007 budget as enacted is $26.1 billion, an increase of $1.4 billion, or 5.8 percent, over the fiscal year 2006. The revenue estimate for the fiscal year 2007 budget is $26,799.5 billion, an increase of 3.7 percent over actual fiscal year 2006 revenues. In addition, on June 27, 2006, Governor Rendell signed into law Special Session House Bill 39 which provides an estimated $1 billion of annual property tax relief to Pennsylvania residents that will be derived from gaming revenues. A significant portion of the tax relief from gaming revenues will go to seniors with income under $35,000. A portion will also be used to reduce the Philadelphia wage tax. Pennsylvania voters will also have the option of reducing their property taxes by at least another

$1.4 billion in the spring of 2007 by voting to shift a portion of their property taxes to local income taxes.

Other Information

Pennsylvania is the sixth most populous state behind California, Texas, New York, Florida and Illinois. Pennsylvania had historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth’s business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 1990’s. From 1996 through 2005, Pennsylvania’s annual average unemployment rate was below the Middle Atlantic Region’s average.

Nonagricultural employment in Pennsylvania over the ten year period that ended in 2005 increased at an annual rate of 0.8 percent. This compares to a 0.8 percent rate for the Middle Atlantic region and a 1.2% rate for the United States as a whole during the period 1996 through 2005.

The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania’s General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 2004, the Commonwealth had $6,893 million of general obligation debt outstanding.

Other state-related obligations include “moral obligations.” Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the “PHFA”), a state-created agency which provides financing for housing for lower and moderate income families. PHFA’s bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

The Commonwealth, through several of its departments and agencies, leases real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

The Commonwealth Financing Authority (the “CFA”), a major component of the Governor’s Economic Stimulus Proposals for the Commonwealth, was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA will not be a debt or liability of the Commonwealth but it is expected that the CFA may issue debt that may be payable from appropriations of the Commonwealth.

In November 2005, the CFA issued its first bonds totaling approximately $187.5 million. Further, the Commonwealth’s fiscal year 2006 enacted budget appropriated $8.294 million in state funds to the CFA for payment of all or a portion of CFA debt service during fiscal year 2006. Additional appropriations from Commonwealth General Funds for future debt service are expected to be requested by the Department of Community and Economic Development for inclusion in the Governor’s Executive Budget request to the General Assembly. Any appropriation of general revenues will require the passage of legislation by the General Assembly and approval by the Governor for a designated fiscal period.

Certain State-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these organizations, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.

The Pennsylvania Intergovernmental Cooperation Authority (the “PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on July 21, 2005.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $770.7 million in Special Revenue bonds outstanding as of July 21, 2005.

No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $723.6 million in Special Revenue bonds outstanding as of June 30, 2005.

There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the Commonwealth.

County of Allegheny v. Commonwealth of Pennsylvania

In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania, that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until that is done.

The Court appointed a special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to state funding of a unified judicial system, during each of which specified court employees would transfer into the state payroll system. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators became employees of the Commonwealth pursuant to Phase I of the Interim Report. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999. The remainder of the recommendations for later phases remains pending before the Pennsylvania Supreme Court.

Unisys Corporation v. Commonwealth

Unisys challenged the statutory three-factor apportionment formula used for the appointment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds. Its argument is that because the valuation formula requires the use of consolidated net worth, instead of separate company net worth, and the inclusion of dividends paid by subsidiary corporations, the apportionment factors should also include the property, payroll and sales of the subsidiary corporations, not just those of the taxpayer. The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the taxpayer’s fairness argument which was based on 72 P.S. ss.7401(3)2.(a)(18). The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the taxpayer cross-appealed. On October 25, 2002, the Court issued a decision reversing the holding of the Commonwealth Court and upholding the Commonwealth’s statutory apportionment formula. Unisys filed an application for re-argument which was denied. Unisys has filed a petition for certiorari to the U.S. Supreme Court which was also denied. The decision in this case denied relief to the taxpayer because it failed to carry its burden of proof and did not resolve the underlying issue. Thus, the decision has very limited application to the numerous cases pending which raise the identical issue and which collectively involve undetermined but significant dollars.

Northbrook Life Insurance Co., No. 1120 F&R1996.

This case is the lead case in potential litigation with the entire insurance industry that does business in Pennsylvania. Currently, the Commonwealth Court has docketed in excess of 40 cases representing 20 or more insurance companies. Dozens of additional cases are being held pending this litigation at the administrative boards.

The cases challenge the Department of Revenue’s application of portions of the Life and Health Guarantee Associations Act of 1982 (the “Act”). The Act establishes a funding mechanism to fulfill defaulted obligations of insurance companies under life and health insurance policies and annuity contracts to insured Pennsylvania residents. Insurance companies are assessed to provide the funds due to Pennsylvania residents insured by insurance companies which have become insolvent or are otherwise in default to its insureds.

Because the assessed insurance companies are paying the insurance obligations of other companies, a provision was placed in the Act which allows assessed insurance companies to claim a credit against their gross premiums tax liability based on such assessments. The assessments on each company are broken into various categories, including life insurance assessments, health insurance assessments, and annuity assessments, based on the type and amount of business each company transacts in Pennsylvania. Life and health insurance premiums have always been subject to the premiums tax and there is no dispute that companies may claim credit for life and health assessments. Annuity considerations, however, were taxed for approximately a three-year period, 1992-1995. Some annuity considerations were subject to tax; others were not. After several changes of direction, the Department of Revenue decided to allow credits for assessments paid on taxable annuity considerations. Credits were not allowed for assessments paid on non-taxable annuities.

There is no provision in the insurance law that restricts the credit to only the assessments paid on taxable annuities. Taxpayers want the credit for assessments paid on all annuities, both during the period that annuities were taxed and going forward.

The case was argued before the Commonwealth Court en banc on December 14, 2005. On January 26, 2006, the en banc Court issued a conflicted decision in which the majority ruled for both parties. Exceptions will be filed by both parties and it is likely this case will not be finally resolved until another round before the en banc Commonwealth Court and then an appeal to the Pennsylvania Supreme Court. If taxpayers prevail on all issues, estimated refunds would total about $150 million.

Duquesne Light Co. v. Commonwealth

There are several appeals involving various years and challenges to the capital stock tax, corporate net income tax and gross receipts tax. The taxpayer raises various issues including whether it is entitled to the manufacturing exemption for capital stock tax purposes for the generation of electricity, whether gains realized from the sale of several power plants in Ohio are subject to corporate net income tax, where sales receipts should be sourced for corporate net income tax and gross receipts tax purposes, whether the value of mandatory redeemable stock should be included in capital stock value for capital stock tax purposes, and whether receipts from competitive transition charges are subject to gross receipts tax, franchise tax and corporate net income tax. While in the discovery phase of litigation, the parties continued efforts to negotiate a settlement. The parties have reached a tentative agreement to settle all issues for the tax years in court except for those issues involving the taxability of receipts from the competitive transition charges for gross receipts tax, franchise tax and corporate net income tax. Following the preparation of a settlement memorandum the parties will proceed to litigate the issue of whether receipts from the competitive transition charges (stranded costs) are subject to capital stock tax, corporate net income tax and gross receipts tax. There is more than $100 million in disputed tax.

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number		Description

1	(a)	—Declaration of Trust of CMA Multi-State Municipal Series Trust (the “Trust”), dated February 6, 1987.(a)

	(b)	—Amendment to the Declaration of Trust.(a)

	(c)	—Instrument establishing CMA Arizona Municipal Money Fund (“CMA Arizona”) as a series of the Trust.(b)

	(d)	—Instrument establishing CMA California Tax-Exempt Fund as a series of the Trust.(c)

	(e)	—Change of series designation to CMA California Municipal Money Fund (“CMA California”), filed May 9, 1993.(c)

	(f)	—Instrument establishing CMA Connecticut Municipal Money Fund (“CMA Connecticut”) as a series of the Trust.(d)

	(g)	—Instrument establishing CMA Florida Municipal Money Fund (“CMA Florida”) as a series of the Trust.(e)

	(h)	—Instrument establishing CMA Massachusetts Tax-Exempt Fund as a series of the Trust.(f)

	(i)	—Change of series designation to CMA Massachusetts Municipal Money Fund (“CMA Massachusetts”), filed May 9, 1993.(f)

	(j)	—Instrument establishing CMA Michigan Tax-Exempt Fund (subsequently designated as CMA Michigan Municipal Money Fund (“CMA Michigan”) as a series of the Trust.(g)

	(k)	—Instrument establishing CMA New Jersey Tax-Exempt Fund as a series of the Trust.(h)

	(l)	—Change of series designation to CMA New Jersey Municipal Money Fund (“CMA New Jersey”), filed May 9, 1993.(h)

	(m)	—Instrument establishing CMA New York Tax-Exempt Fund as a series of the Trust.(i)

	(n)	—Change of series designation to CMA New York Municipal Money Fund (“CMA New York”), filed April 23, 1991.(i)

	(o)	—Instrument establishing CMA North Carolina Municipal Money Fund (“CMA North Carolina”) as a series of the Trust.(j)

	(p)	—Instrument establishing CMA Ohio Municipal Money Fund (“CMA Ohio”) as a series of the Trust.(k)

	(q)	— Instrument establishing CMA Pennsylvania Tax-Exempt Fund as a series of the Trust.(l)

	(r)	—Change of series designation to CMA Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), filed May 9, 1993.(l)

	(s)	—Certification of Amendment to Declaration of Trust dated April 11, 2002.(m)

	(t)	—Certification of Amendment to Declaration of Trust dated April 11, 2002.(m)

2		—Amended and Restated By-Laws of the Trust.(n)

3

—Portion of the Declaration of Trust, Establishment and Designation and By-Laws of the Trust defining the rights of holders of shares of each of CMA Arizona, CMA California, CMA Connecticut, CMA Florida, CMA Massachusetts, CMA Michigan, CMA New Jersey, CMA New York, CMA North Carolina, CMA Ohio and CMA Pennsylvania as a series of the Trust.(o)

Exhibit Number		Description

4	(a)	—Management Agreement between the Trust, on behalf of CMA Arizona, and Fund Asset Management, L.P.(b)

	(b)	—Management Agreement between the Trust, on behalf of CMA California, and Fund Asset Management, L.P.(c)

	(c)	—Management Agreement between the Trust, on behalf of CMA Connecticut, and Fund Asset Management, L.P.(d)

	(d)	—Management Agreement between the Trust, on behalf of CMA Florida, and Fund Asset Management, L.P.(e)

	(e)	—Management Agreement between the Trust, on behalf of CMA Massachusetts, and Fund Asset Management, L.P.(f)

	(f)	—Management Agreement between the Trust, on behalf of CMA Michigan, and Fund Asset Management, L.P.(g)

	(g)	—Management Agreement between the Trust, on behalf of CMA New Jersey, and Fund Asset Management, L.P.(h)

	(h)	—Management Agreement between the Trust, on behalf of CMA New York, and Fund Asset Management, L.P.(i)

	(i)	—Management Agreement between the Trust, on behalf of CMA North Carolina, and Fund Asset Management, L.P.(j)

	(j)	—Management Agreement between the Trust, on behalf of CMA Ohio, and Fund Asset Management, L.P.(k)

	(k)	—Management Agreement between the Trust, on behalf of CMA Pennsylvania, and Fund Asset Management, L.P.(l)

5		—Unified Distribution Agreement between the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(p)

6		—None.

7		—Form of Custodian Agreement between the Trust and State Street Bank and Trust Company.(q)

8	(a)	—Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement.(r)

	(b)	—Form of Cash Management Account Agreement.(s)

	(c)	—Form of Administrative Services Agreement between the Trust and State Street Bank and Trust Company.(t)

9	(a)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA Arizona.(u)

	(b)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA California.(v)

	(c)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA Connecticut.(w)

	(d)	—Opinion of Sidley Austin Brown & Wood LLP, counsel for the Trust, with respect to CMA Florida.(x)

	(e)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA Massachusetts.(y)

	(f)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA Michigan.(z)

	(g)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA New Jersey.(aa)

	(h)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA New York.(bb)

	(i)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA North Carolina.(cc)

Exhibit Number		Description

	(j)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA Ohio.(dd)

	(k)	—Opinion of Brown & Wood LLP, counsel for the Trust, with respect to CMA Pennsylvania.(ee)

10		—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.

11		—None.

12		—Certificate of Fund Asset Management, L.P.(a)

13		—Form of Amended and Restated Distribution and Shareholder Servicing Plan between the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(p)

14		—None.

15		—Code of Ehics.(ff)

16		—Power of Attorney.(gg)

(a)	Filed on July 31, 1995 as Exhibit 1(a) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of CMA Pennsylvania (File No. 33-34608).
(b)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of CMA Arizona (File No. 33-54492).
(c)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of CMA California (File No. 33-20580).
(d)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of CMA Connecticut (File No. 33-38833).
(e)	Filed on August 22, 2005 as an Exhibit to the Registration Statement on Form N-1A of CMA Florida (File No. 33-11882).
(f)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of CMA Massachusetts (File No. 33-34610).
(g)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of CMA Michigan (File No. 33-38834).
(h)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of CMA New Jersey (File No. 33-34609).
(i)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of CMA New York (File No. 33-20463).
(j)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of CMA North Carolina (File No. 33-38780).
(k)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of CMA Ohio (File No. 33-38835).
(l)	Filed on July 31, 1995 as an Exhibit to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of CMA Pennsylvania (File No. 33-34608).
(m)	Filed on July 30, 2002 as Exhibits 1(d) and 1(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Arizona (File No. 33-54492).
(n)	Filed on July 26, 2005 as Exhibit 2 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of CMA Arizona (File No. 33-54492).
(o)	Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Trust’s Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 3 to the Registration Statement; to the Certificate of Establishment and Designation establishing CMA Arizona as a series of the Trust, filed as Exhibit 1(c) to Post-Effective Amendment No. 3 to the Registration Statement; and to Articles I, V and VI of the Trust’s By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 3 to the Registration Statement, filed on July 31, 1995.

(p)	Filed on July 23, 2003 as an exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311).
(q)	Filed on October 30, 2001 as Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33 49873).
(r)	Filed on January 14, 2005 as Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329).
(s)	Filed on February 10, 2003 as Exhibit 8(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of CMA Tax-Exempt Fund (File No. 2-69877).
(t)	Filed on March 20, 2001 as Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775).
(u)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of CMA Arizona (File No. 33-54492).
(v)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of CMA California (File No. 33-20580).
(w)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of CMA Connecticut (File No. 33-38833).
(x)	Filed on November 7, 2005 as Exhibit 9 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of CMA Florida (File No. 33-11882).
(y)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Massachusetts (File No. 33-34610).
(z)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of CMA Michigan (File No. 33-38834).
(aa)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA New Jersey (File No. 33-34609).
(bb)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of CMA New York (File No. 33-20463).
(cc)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA North Carolina (File No. 33-38780).
(dd)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of CMA Ohio (File No. 33-38835).
(ee)	Filed on July 27, 1999 as Exhibit 9 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of CMA Pennsylvania (File No. 33-34608).
(ff)	Filed on February 14, 2005 as Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936).
(gg)	Filed on February 24, 2006 as Exhibit 16 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (File No. 33-8058).

Item 24.    Persons Controlled by or Under Common Control with Registrant.

The Registrant does not control and is not under common control with any other person.

Item 25.    Indemnification.

Reference is made to Section 5.3 of the Registrant's Declaration of Trust and Section 7 of the Unified Distribution Agreement.

Section 5.3 of the Registrant's Declaration of Trust provides as follows:

“The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.”

Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

In Section 7 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the distributors within the meaning of the Securities Act, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.     Business and Other Connections of the Manager.

Fund Asset Management, L.P. (“FAM” or the “Manager”) acts as investment adviser for a number of affiliated open-end and closed-end registered investment companies.

Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Manager, acts as investment adviser for a number of affiliated open-end and closed-end registered investment companies.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Registrant's transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for at least the last two fiscal years for his, her or its own account or in the capacity of director, officer, partner or trustee. Additionally, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM, MLIM or their affiliates, and Mr. Doll is President and/or Board member of all or substantially all of such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President	President of MLIM/FAM-advised funds; President of MLIM; Co-Head (Americas Region) of MLIM from 1999 to 2001; President and Director of Princeton Services; President of Princeton Administrators; Chief Investment Officer of OppenheimerFunds, Inc., in 1999 and Executive Vice President thereof from 1991 to 1999

Donald C. Burke	First Vice President and Treasurer	First Vice President and Treasurer of MLIM; Senior Vice President, Director and Treasurer of Princeton Services; Vice President of FAMD

Denis R. Molleur	General Counsel	General Counsel for MLIM, Princeton Services and FAMD

Alice A. Pellegrino	Secretary	Secretary of MLIM, Princeton Services and FAMD

Item 27.    Principal Underwriters.

(a) Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies: CMA Money Fund, CMA Treasury Fund, CMA Tax-Exempt Fund, eleven series of CMA Multi-State Municipal Series Trust, CMA Government Securities Fund, WCMA Money Fund, WCMA Government Securities Fund, and WCMA Treasury Fund, and also acts as the principal underwriter for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Capital and Income Strategies Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund V, Inc., Corporate High Yield Fund VI, Inc., Debt Strategies Fund, Inc.,

Enhanced Equity Yield Fund, Inc., Enhanced Equity Yield & Premium Fund Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., Muni Intermediate Duration Fund, Inc., Muni New York Intermediate Duration Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Preferred Income Strategies Fund, Inc., Preferred and Corporate Income Strategies Fund and Senior High Income Portfolio, Inc. Merrill Lynch acts as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

(b) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

Name	Position(s) and Office(s) with Merrill Lynch	Position(s) and Office(s) with Registrant
E. Stanley O’Neal	Chairman of the Board, Chief Executive Officer and Director	None

Rosemary T. Berkery	Executive Vice President and General Counsel	None

Ahmass L. Fakahany	Chief Financial Officer and Executive Vice President	None

Greg Fleming	Executive Vice President	None

Dow Kim	Executive Vice President	None

Judith A. Witterschein	Secretary and First Vice President	None

(c) Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536-9011) , and its transfer agent, Financial Data Services, Inc. (4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484).

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Fund—Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under Part I “Management and Advisory Arrangements” and Part II “Management and Other Service Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement for the Registrant, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for the effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on July 25, 2006.

CMA® MULTI-STATE MUNICIPAL SERIES TRUST (Registrant)

By:	/S/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

ROBERT C. DOLL, JR.* (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Trustee

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

RONALD W. FORBES* (Ronald W. Forbes)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

JEAN MARGO REID* (Jean Margo Reid)	Trustee

ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Trustee

RICHARD R. WEST* (Richard R. West)	Trustee

EDWARD D. ZINBARG* (Edward D. Zinbarg)	Trustee

*By:	/S/ DONALD C. BURKE	July 25, 2006
(Donald C. Burke, Attorney-in-Fact)

EXHIBIT INDEX

Exhibit Number	Description

10	—Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.